                                                       Registration No. 811-1136
                                                       Registration No. 2-19458
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
                        Post-Effective Amendment No. 97                      [X]
                                                    ----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
                                       Amendment No. 97                      [X]
                                                    ----

                        (Check appropriate box or boxes)

                              SECURITY EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3000

                                                   Copies To:
   James R. Schmank, President                     Amy J. Lee, Secretary
   Security Equity Fund                            Security Equity Fund
   One Security Benefit Place                      One Security Benefit Place
   Topeka, KS 66636-0001                           Topeka, KS 66636-0001
   (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_]  immediately upon filing pursuant to paragraph (b)
[_]  on (date) pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[X]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_]  this  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment

                              SECURITY EQUITY FUND

                                    FORM N-1A

Explanatory  Note:  This  Amendment  to the  Registration  Statement of Security
Equity  Fund,  which  consists  of  eleven  series,  relates  only to the  Alpha
Opportunity  Series.  The combined  prospectuses  and  statement  of  additional information for the Equity, Global, Large Cap Growth, Mid Cap Value, Technology,
International,  Select 25, Small Cap Growth, Enhanced Index and Social Awareness
Series and the prospectus for Social Awareness Series are incorporated herein by reference  to the  Registrant's  most  recent  filing  under  Rule 497 under the
Securities Act of 1933.

                                   PROSPECTUS

                                  [____], 2003

                    |_|  Security Alpha Opportunity Fund(SM)

     ---------------------------------------------------------------------
     The   Securities   and  Exchange   Commission  has  not  approved  or
     disapproved  these  securities  or passed  upon the  adequacy of this prospectus. Any representation to the contrary is a criminal offense.
     ---------------------------------------------------------------------

                                                [SDI LOGO]
                                                Security Distributors, Inc.
                                                A Member of The Security Benefit
                                                Group of Companies

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Listed below are the investment  objective and principal  investment  strategies for the Security Alpha  Opportunity  Fund (the "Alpha  Opportunity  Fund" or the
"Fund").  The Board of  Directors  may change the  Fund's  investment  objective without shareholder approval. As with any investment,  there can be no guarantee the Fund will achieve its investment objective.

  FUND FACTS
-------------------------------------------------
  Objective:  Long-term growth of capital
  Benchmark:  S&P 500 Index
Sub-Adviser:  Mainstream Investment Advisers, LLC

----------------------------------------
INVESTMENT OBJECTIVE
----------------------------------------

The Alpha Opportunity Fund seeks long-term growth of capital.

----------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The Fund pursues its  objective by investing,  under normal  market  conditions, approximately  50% of its total assets  according  to an active  value  strategy
managed  by  the  Fund's  Sub-Adviser,   Mainstream  Investment  Advisers,   LLC
("Mainstream"),  and 50% of its total assets  accordving to a more passive  index strategy based on the S&P 500 Composite  Stock Price Index (the "S&P 500 Index")
managed by Security  Management  Company,  LLC (the "Investment  Manager").  All
daily cash inflows and outflows  will be allocated to the passive  index portion of the Fund in order to minimize  the  potential  negative  impact of daily cash flows to Mainstream's  investment strategy. Once a month, the Investment Manager will  rebalance the portfolio to an  allocation  of  approximately  50% of total assets to each strategy,  although the  allocation  upon  rebalancing  may range between 40% and 60% of total assets to each strategy.

The  Fund  pursues  its  active  value   strategy  by  investing   primarily  in
publicly-traded  equity  securities,  principally common stocks, but to a lesser degree in  exchange  traded  funds,  convertible  bonds,  convertible  preferred stocks, stock warrants, rights and other securities with equity characteristics.
If there is an insufficient number of available  securities meeting the purchase criteria of  Mainstream,  the Fund may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest  income  will be an  incidental  consideration.  The Fund may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify  individual stocks with solid underlying  financial fundamentals,  trading  at levels  representing  value  relative  to the  market generally.  Mainstream  uses  technical and  fundamental  methods of analysis to choose stocks for the Fund's  portfolio.  The technical  analyses used include a relative  strength  index ("RSI"),  price moving  averages and price relative to historical market averages.

Mainstream  also uses  bottom-up  analysis  by  evaluating  the 2,000 or so most actively traded stocks in the marketplace.  The bottom-up analysis reviews stock prices in  relationship  to their stock price moving  averages and ranks them by their RSIs. A purchase  candidate is identified as a stock that is at fair value or  undervalued  to the  marketplace.  A sale candidate is identified as a stock that is expensive or  overbought.  These action  candidates  are then grouped by
industry.   Mainstream  prefers  that  the  candidates  are  concentrated  in  a particular  industry.  Mainstream  also  considers  the industry and  underlying financial  fundamentals of the action  candidates.  Where the  fundamentals  are positive relative to their valuations, the stocks may be purchased.  Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating  fundamentals may be sold  short.  Mainstream  actively  manages the active  value  portion of the
Fund's  portfolio  and will  buy and sell  securities  frequently.  This  active trading  will  increase the costs the Fund incurs and may increase the amount of tax an investor pays on the Fund's returns.

A top-down  evaluation of the stock and bond markets,  primarily  based on their
RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought;  conversely, a low RSI indicates that the marketplace is inexpensive or  oversold.  Mainstream  uses the RSI in  combination  with an analysis of the short-term  outlook for  corporate  earnings,  interest  rates,  currencies  and commodities to determine the overall stock to cash and long stock to short stock allocations.

The Fund  pursues  its more  passive  index  strategy  by  investing  in  equity derivatives  backed by a  portfolio  of fixed  income  securities.  The Fund may invest in futures contracts,  options,  options on futures contracts,  swaps and other derivative  instruments.  The value of equity  derivatives  closely tracks changes in the value of the index. The equity  derivatives may be purchased with a fraction  of the assets  that would be needed to  purchase  equity  securities directly, so that the remainder of the Fund's assets which are allocated to this strategy  may be invested in fixed income  securities.  The  Investment  Manager actively manages the fixed income securities backing the equity derivatives with a view toward  enhancing the Fund's total return.  The Fund's overall  portfolio duration is normally not expected to exceed one year.

Although this portion of the Fund's  portfolio does not normally invest directly in S&P 500 securities,  when equity derivatives appear to be overvalued relative to the S&P 500 Index,  the Fund may invest in a "basket" of S&P 500 stocks.  The
S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately  two-thirds of the total market value of all
U.S. common stocks.  Individual  stocks are selected based on an analysis of the historical  correlation between the return of every S&P 500 stock and the return of the S&P 500 Index  itself.  The  Investment  Manager  may employ  fundamental analysis of factors  such as earnings  and  earnings  growth,  price to earnings ratio,  dividend growth,  and cash flows to choose among stocks that satisfy the correlation tests.  Stocks chosen for the Fund are not limited to those with any particular  weighting in the S&P 500 Index. The Fund may also invest in exchange traded  funds based on the S&P 500 Index,  such as Standard & Poor's  Depositary
Receipts.

The fixed  income  securities  in which the Fund may invest  include  securities issued or guaranteed by the U.S. Government,  its agencies or instrumentalities;
corporate debt securities of U.S.  issuers,  including  convertible  securities;
mortgage  backed and other  asset-backed  securities;  and bank  certificates of deposit, fixed time deposits and bankers' acceptances. The Fund may invest up to
10% of its total  assets in high  yield  securities  ("junk  bonds")  rated B or higher by Moody's or S&P, or, if unrated,  determined by the Investment  Manager to be of comparable quality.

Although the Fund invests principally in U.S.  securities,  it may, from time to time,  invest in securities of companies  located outside the U.S.,  principally through American Depositary Receipts traded on U.S. markets.

Under adverse or unstable market  conditions,  the Fund could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic issuers and the U.S. and foreign  governments.  Although the
Fund would do this only in seeking  to avoid  losses,  the Fund may be unable to pursue  its  investment  objective  during  that time,  and it could  reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The  following  chart  summarizes  the principal  risks  applicable to the Fund.
However,  the fact that a particular  risk is not indicated as a principal  risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a  principal  risk for the  Fund.  The  Portfolio  Managers  for the  Fund  have considerable leeway in choosing investment  strategies and selecting  securities that they  believe  will help the Fund  achieve  its  investment  objective.  In seeking to meet its investment  objective,  the Fund's assets may be invested in any  type  of  security  or  instrument  whose  investment  characteristics  are consistent with the Fund's investment program.

                    ========================================
                    Market Risk                            o
                    ----------------------------------------
                    Smaller Companies                      o
                    ----------------------------------------
                    Value Stocks                           o
                    ----------------------------------------
                    Growth Stocks                          o
                    ----------------------------------------
                    Foreign Securities                     o
                    ----------------------------------------
                    Options and Futures                    o
                    ----------------------------------------
                    Fixed-Income Securities                o
                    ----------------------------------------
                    Investment in Investment Companies     o
                    ----------------------------------------
                    Active Trading                         o
                    ========================================

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.  The value of an investment in the Fund will go up and down, which means investors could lose money.

MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor confidence or changes in economic,  political or financial market conditions.

SMALLER  COMPANIES  -- While  potentially  offering  greater  opportunities  for capital growth than larger, more established companies, the equity securities of smaller  companies may be particularly  volatile,  especially  during periods of economic  uncertainty.  Securities of smaller  companies may present  additional risks because their earnings are less predictable, their share prices tend to be more  volatile  and their  securities  often are less liquid than  larger,  more established companies.

VALUE STOCKS --  Investments  in value stocks are subject to the risk that their intrinsic  values may never be realized by the market,  or that their prices may go down.  While the Fund's  investments  in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains to the extent it invests in value stocks rather than growth stocks.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities  involves additional risks such as currency  fluctuations,  differences in financial reporting standards, a lack of adequate company information and political instability.  These risks may increase in underdeveloped capital markets.

OPTIONS  AND  FUTURES --  Options  and  futures  may be used to hedge the Fund's portfolio,  to  increase  returns or to maintain  exposure  to a market  without buying  individual  securities.  However,  there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

FIXED-INCOME  SECURITIES -- Fixed-income investing may present risks because the market  value of  fixed-income  investments  generally is affected by changes in interest  rates.  When interest  rates rise,  the market value of a fixed-income security  declines.  Generally,  the longer a bond's  maturity,  the greater the risk.  A bond's  value can also be affected  by changes in the credit  rating or financial  condition of its issuer.  Investments in higher  yielding,  high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds, and because they are more susceptible to the risk  that  the  issuer  will not be able to make the  requisite  principal  and interest payments.  They also tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive  industry  conditions.
Bond  values  fluctuate,  and an investor  may  receive  more or less money than originally invested.

INVESTMENT IN INVESTMENT  COMPANIES -- Investments in other investment companies may include index-based  investments such as SPDRs (based on the S&P 500 Index),
MidCap SPDRs (based on the S&P MidCap 400 Index),  Select Sector SPDRs (based on sectors or industries of the S&P 500 Index),  Nasdaq-100  Index Tracking  Stocks
(based on the Nasdaq-100  index) and DIAMONDS (based on the Dow Jones Industrial
Average). To the extent the Fund invests in other investment companies,  it will incur its pro rata share of the underlying  investment  companies' expenses.  In addition,  the Fund will be subject to the  effects of business  and  regulatory developments  that affect an  underlying  investment  company or the  investment company industry generally.

ACTIVE  TRADING -- Active trading will increase the costs the Fund incurs and as a result, may lower the Fund's  performance.  It may also increase the amount of tax an investor pays on the Fund's returns.

ADDITIONAL  INFORMATION  -- For more  information  about the  Fund's  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of this prospectus and the Statement of Additional Information.

FEES AND EXPENSES OF THE FUND

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUND.

----------------------------------------
SHAREHOLDER FEES (ALL FUNDS)
----------------------------------------

Fees are paid directly from your investment.

================================================================================
                                               CLASS A      CLASS B      CLASS C
                                               SHARES      SHARES(1)     SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(as a percentage of original purchase price    None(2)       5%(3)        1%(4)
or redemption proceeds, whichever is lower)
--------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares  automatically  after eight years.

2  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.
================================================================================

----------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------

Expenses that are deducted from Fund assets.

================================================================================
                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Management fee(1).................................    2.00%     2.00%     2.00%
Distribution (12b-1) fees(2)......................    0.25%     1.00%     1.00%
Other expenses(3).................................    0.50%     0.50%     0.50%
TOTAL ANNUAL FUND OPERATING EXPENSES..............    2.75%     3.50%     3.50%
--------------------------------------------------------------------------------
1  Alpha  Opportunity  Fund pays an  advisory  fee that will range from 1.25% to
   2.75% of average daily net assets based upon the Fund's performance  relative to the S&P 500 Index. See the discussion of such fee under "Management Fees."

2  The Fund has adopted a Brokerage  Enhancement  Plan under Rule 12b-1, but has
   not  yet  implemented  the  Plan.  If  the  Brokerage   Enhancement  Plan  is
   implemented,  it is not  expected  that any  amounts  received  by the Fund's distributor  would  exceed  0.05% of the  Fund's  average  net  assets.  This additional  amount is not  reflected in the  "Distribution  (12b-1) fees" set forth in the table.

3  Other expenses for Alpha Opportunity Fund are based upon estimated  expenses,
   because the Fund commenced operations [    ], 2003.
================================================================================

EXAMPLE

This  example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

Each Example  assumes  that you invest  $10,000 in the Fund for the time periods indicated.  Each Example also assumes that your  investment has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

        ===============================================================
                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
        ---------------------------------------------------------------
        Class A..........    $837      $1,379        N/A         N/A
        Class B..........     853       1,374        N/A         N/A
        Class C..........     453       1,074        N/A         N/A
        ===============================================================

You would pay the following expenses if you did not redeem your shares.

        ===============================================================
                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
        ---------------------------------------------------------------
        Class A..........    $837      $1,379        N/A         N/A
        Class B..........     353       1,074        N/A         N/A
        Class C..........     353       1,074        N/A         N/A
        ===============================================================

RELATED PERFORMANCE --

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                 PAST       PAST         FROM
                                                1 YEAR     5 YEARS     INCEPTION

Mainstream Composite Data(1) ...............    -9.34%     11.16%      24.29%(2)
S&P 500 Index(4) ...........................   -22.09%     -0.58%       6.88%(3)
--------------------------------------------------------------------------------
1  Reported  performance  returns  include the  reinvestment  of dividends.  Net performance  results  are  modeled to reflect  the  deduction  of the highest investment advisory fees charged by Mainstream and other applicable expenses.
   Actual fees may vary  depending on, among other things,  the  applicable  fee schedule and portfolio  size.  The  Mainstream  Composite Data includes short positions;  the S&P 500 Index does not include short positions.  Assets under management in the  Mainstream  Composite Data were $1.0 million on January 2,
   1996;  $8.6  million on January  2, 1997;  $76.8  million on January 2, 1998;
   $106.5  million on January 2, 1999;  $104 million on January 3, 2000;  $146.3 million on January 2,  2001;  $129.9  million on January 2, 2002;  and $128.5 million on January 2, 2003.

2  For the period beginning  January 2, 1996 (date of inception) to December 31,
   2002.  Results  prior to July 15, 1997,  were obtained  while the  Mainstream
   Portfolio  Manager was employed by Providian  Corporation and thereafter were obtained while he was employed by Mainstream.

3  The  performance  of the S&P 500 Index is for the  period  January 2, 1996 to
   December 31, 2002.

4  The S&P 500 Index is composed of 500 selected  common  stocks that  represent approximately two-thirds of the total market value of all U.S. common stocks.
   The  comparative S&P 500 returns do not reflect  deduction of fees,  taxes or expenses and are provided solely as  representative of the general market for the same period of time. Index performance assumes  reinvestment of dividends and distributions.
================================================================================

The Alpha  Opportunity  Fund,  which  commenced  operations on [ ], 2003, had no performance  record for the calendar  year ended  December  31, 2002.  The above table sets forth historical  information for individual and institutional client accounts with  investment  objectives  and strategies  substantially  similar to those of the active value portion of the Alpha  Opportunity Fund, which accounts are managed by the Alpha Opportunity Fund's Sub-Adviser, Mainstream.

This composite  performance  data is provided to illustrate the past performance of  Mainstream in managing  accounts  similar to the active value portion of the
Fund and does not  represent  the Fund's  performance.  In reviewing  this data, please keep in mind that  Mainstream  manages  under normal  circumstances  only approximately  50% of the Alpha  Opportunity  Fund's  total assets in its active value  strategy,  while the  balance  of the Fund's  assets  are  managed by the
Investment Manager in a more passive index strategy. Mainstream's performance is relevant  only  to  that  portion  of the  Fund's  assets  that  is  managed  by
Mainstream.  See the discussion of the Fund's  principal  investment  strategies above for more information.

The  composite  performance  data is  computed  based  upon  Mainstream's  asset weighted  "average"  performance  with regard to such  accounts.  The  composite performance  information  is based on a  composite  of all  client  accounts  of
Mainstream having  substantially  similar  investment  objectives,  policies and strategies to those of the active value portion of the Alpha  Opportunity  Fund.
The composite  performance  results reflect a deduction of the maximum  advisory fee charged by Mainstream and other expenses incurred by the client accounts.

Mainstream  has supplied the  composite  performance  data,  and the  Investment
Manager  believes it to be  reliable;  however,  such  information  has not been audited or verified by the Investment Manager.

The accounts  included in the  composite  performance  data are not mutual funds registered  under  the  Investment  Company  Act of 1940,  nor are the  accounts subject  to  investment  limitations,  diversification  requirements  and  other restrictions  imposed  by the  Act  and  the  Internal  Revenue  Code.  If  such requirements  were applicable to the accounts,  the  performance  shown may have been lower.

THE  PERFORMANCE  DATA  SHOULD NOT BE  CONSIDERED  A  SUBSTITUTE  FOR THE FUND'S
PERFORMANCE,  NOR SHOULD IT BE CONSIDERED AS AN INDICATION OF FUTURE PERFORMANCE
OF THE FUND OR MAINSTREAM.

INVESTMENT MANAGER

Security  Management  Company,  LLC (the  "Investment  Manager"),  One  Security
Benefit  Place,  Topeka,  Kansas 66636,  is the Fund's  investment  manager.  On
December 31,  2002,  the  aggregate  assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.3 billion.

MANAGEMENT FEES -- The following chart shows the aggregate investment management fees  paid by each  Fund  during  the last  fiscal  year,  except  as  otherwise indicated.  The Investment Manager, and not the Fund, is responsible for payment of sub-advisory fees.

The Investment  Manager may waive some or all of its management fee to limit the total  operating  expenses  of the Fund to a  specified  level.  The  Investment
Manager  also may  reimburse  expenses  of the Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers or reimbursements  are shown in the fee table on page 6.

               =================================================
               MANAGEMENT FEES
               (expressed as a percentage of average net assets)
               -------------------------------------------------
               Alpha Opportunity Fund*..................   2.00%
               -------------------------------------------------
               *The Fund was not offered for sale until  [____],
                2003. Alpha  Opportunity  Fund's  management fee
                will range from 1.25% to 2.75% of average  daily
                net assets as discussed below.
               =================================================

The Investment  Manager  receives a management fee from Alpha  Opportunity  Fund that is composed of two  components.  The first  component is an annual base fee equal to 2.00% of Alpha Opportunity  Fund's average daily net assets. The second component is a  performance  adjustment  that either  increases or decreases the base fee,  depending on how Alpha Opportunity Fund performed relative to the S&P
500 Index.

The illustration  below  demonstrates how the performance  adjustment may affect the  Investment  Manager's  fee. The  Investment  Manager will receive the 2.00%
annual  base fee for the first year of the  Fund's  investment  operations,  and thereafter if the Fund's investment performance matches the investment record of the S&P 500 Index over the prior 12 month period. If the investment  performance of the Fund's Class A shares exceeds the investment record of the S&P 500 Index, the  performance  adjustment  increases the fee paid to the  Investment  Manager proportionately,  reaching a maximum annual fee of 2.75% if the Fund outperforms the  investment  record of the S&P 500 Index by 15  percentage  points  over the measuring  period.  If the  investment  performance of the Fund's Class A shares trails the investment  record of the S&P 500 Index,  the performance  adjustment decreases the fee paid to the  Investment  Manager  proportionately,  reaching a minimum annual fee of 1.25% if the Fund  underperforms  the investment record of the S&P 500  Index by 15  percentage  points  over  the  measuring  period.  The performance  adjustment  is  calculated  on the  basis of a  "rolling"  12 month measuring  period,  so that a fee rate  calculated  on the  basis of  investment performance  over a 12 month  period  will  apply  only for the next  succeeding month, and then will be subject to recalculation  for the following month on the basis of the Fund's investment performance over the prior 12 month period.

Performance  adjustments  will begin on [ ], 2004  based upon Alpha  Opportunity
Fund's performance during the 12 months ended [ ], 2004.

The  following  table  includes  examples  showing the fees that the  Investment
Manager  would earn at various  levels of  investment  performance  of the Alpha
Opportunity Fund and the S&P 500 Index:

            ========================================================
            % POINT DIFFERENCE                              TOTAL
             BETWEEN CLASS A          PERFORMANCE         MANAGEMENT
                SHARES AND          ADJUSTMENT FROM      FEE PAID TO
              S&P 500 INDEX        BASE ADVISORY FEE       MANAGER
            --------------------------------------------------------
                   15%                  +0.75%              2.75%
            --------------------------------------------------------
                   10%                  +0.50%              2.50%
            --------------------------------------------------------
                    5%                  +0.25%              2.25%
            --------------------------------------------------------
                    0%                   0.00%              2.00%
            --------------------------------------------------------
                   -5%                  -0.25%              1.75%
            --------------------------------------------------------
                  -10%                  -0.50%              1.50%
            --------------------------------------------------------
                  -15%                  -0.75%              1.25%
            ========================================================

Please note that the  controlling  factor is not  whether the Alpha  Opportunity
Fund's investment performance is positive or negative, but whether it exceeds or lags the investment record of the S&P 500 Index.  Further, the Fund's investment performance is compared against the investment  record of the S&P 500 Index only on the  basis of a rolling  12 month  period,  and not on the basis of  relative performance over a longer period. The base fee and maximum annual fee payable to the Investment  Manager are higher than investment  advisory fees typically paid by mutual funds.

SUB-ADVISER

The Investment  Manager and the Fund have received from the U.S.  Securities and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisers  without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval.  If a new sub-adviser is hired,  shareholders will receive  information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater  flexibility.
The Investment Manager provides the following  oversight and evaluation services to the Fund:

o  performing initial due diligence on prospective sub-advisers for the Fund

o  monitoring the performance of the sub-adviser

o  communicating performance expectations to the sub-adviser

o  ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated.

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisers.  Although the Investment  Manager will monitor the  performance of the  sub-advisers,  there is no certainty that any  sub-adviser or the Fund will obtain favorable results at any given time.

The  Investment  Manager  has  engaged  Mainstream   Investment  Advisers,   LLC
("Mainstream")  to provide  investment  advisory  services to Alpha  Opportunity
Fund.  Mainstream,  101 West Spring Street,  Fourth Floor,  New Albany,  Indiana
47150,  managed  approximately  $144 million in client assets as of December 31,
2002. For its services as sub-adviser, the Investment Manager, and not the Alpha
Opportunity Fund, pays Mainstream a sub-advisory fee. The sub-advisory fee is an annual base fee equal to 2.50% of that portion of the Alpha  Opportunity  Fund's assets managed by Mainstream.  The  sub-advisory  fee will be adjusted upward or downward,  depending  on how that  portion of Alpha  Opportunity  Fund's  assets performed  relative to the S&P 500 Index during the prior 12 months.  During its first 12 months of operations,  the  Investment  Manager will pay Mainstream the
base  fee  of  2.50%  without  any  adjustment  for   performance.   Performance
adjustments will begin on [ ], 2004 based upon the investment performance during the 12 months ended [ ], 2004 of that portion of Alpha Opportunity Fund's assets managed by Mainstream.  The maximum performance adjustment upward or downward is
1.50%  annually.  Depending on the investment  performance of Alpha  Opportunity
Fund's assets managed by Mainstream,  the Investment Manager will pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees. The nature of the performance fee is such that the Investment Manager will pay Mainstream a higher fee when the  investment  performance  of the active value portion of the
Fund is better than the investment  record of the S&P 500 Index during the prior
12 months and a lower fee when the investment performance of that portion of the
Fund is lower than the  investment  record of the S&P 500 Index during the prior
12 months. For more information about Mainstream's sub-advisory fee, please read the "Sub-Adviser" section of the Statement of Additional Information.

PORTFOLIO MANAGERS -- The Portfolio  Managers oversee the day-to-day  operations of the Fund:

STEVEN M. BOWSER,  Vice President and Senior Portfolio Manager of the Investment
Manager, has been a co-manager of the Alpha Opportunity Fund since its inception in [ ] 2003.  Mr. Bowser  joined the  Investment  Manager in 1992.  From 1989 to
1992,  Mr. Bowser was Assistant  Vice  President and Portfolio  Manager with the
Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of
Kansas City in 1988 and began his career  with the Farm Credit  System from 1982 to 1987,  serving as a Senior  Financial  Analyst and Assistant  Controller.  He
graduated  with a bachelor of science  degree from Kansas  State  University  in
1982. He is a Chartered Financial Analyst charterholder.

WILLIAM H. JENKINS,  Manager of  Mainstream,  has been a co-manager of the Alpha
Opportunity  Fund  managing  the  active  value  portion  of the Fund  since its inception in [ ] 2003. He has more than 34 years of investment  experience.  Mr.
Jenkins co-founded  Mainstream  Investment Advisers,  LLC, an investment adviser registered  with  the  SEC,  in July  1997.  He spent  the  prior 15 years  with
Providian Corporation as their sole equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian,  in addition to his equity portfolio management responsibilities.  Prior to Providian, he worked as a portfolio  manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a bachelor's degree from Grove City
College  and a M.B.A.  from New York  University.  He is a  Chartered  Financial
Analyst charterholder.

MARK LAMB,  Vice President of the Investment  Manager,  has been a co-manager of
Alpha Opportunity Fund since [ ] 2003. Mr. Lamb joined the Investment Manager in
February 2003. Prior to joining the Investment Manager, Mr. Lamb was employed by
ARM  Financial  Group as  director  of  investment  risk  management  and senior derivatives  portfolio  manager.  From 1997 to 1998,  Mr.  Lamb was  director of financial  engineering  for LG&E Energy  Marketing and from 1989 to 1997, he was project manager of corporate  finance and director of derivative  securities for
Providian  Capital  Holding.  Mr.  Lamb  holds a bachelor  of science  degree in engineering physics and a M.B.A. from Murray State University. He is a Chartered
Financial Analyst charterholder.

BUYING SHARES

Shares  of the Fund are  available  through  broker/dealers,  banks,  and  other financial  intermediaries  that have an agreement  with the Fund's  Distributor,
Security Distributors,  Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares  purchased directly  from the Fund are not  assessed  such  additional  charges  but may be subject to a front-end sales charge as noted under "Class A shares."

There are three different ways to buy shares of the Fund: Class A shares,  Class
B shares or Class C shares.  The  different  classes of a Fund differ  primarily with  respect to the sales  charges  and Rule 12b-1  distribution  fees for each class. The minimum initial  investment is $100.  Subsequent  investments must be
$100 (or $20 under an Accumulation  Plan). The Fund reserves the right to reject any order to purchase shares in whole or in part.

The  Fund  no  longer  issues  certificates;  all  Fund  shares  are  issued  in non-certificate form.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase.  An order for Class A shares  will be priced at the  Fund's  net asset value per share (NAV),  plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." The Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open.
An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

================================================================================
                                                         SALES CHARGE
                                               ---------------------------------
                                                   AS A          AS A PERCENTAGE
                                               PERCENTAGE OF      OF NET AMOUNT
AMOUNT OF ORDER                                OFFERING PRICE        INVESTED
--------------------------------------------------------------------------------
Less than $50,000...........................       5.75%              6.10%
$50,000 to $99,999..........................       4.75%              4.99%
$100,000 to $249,999........................       3.75%              3.90%
$250,000 to $499,999........................       2.75%              2.83%
$500,000 to $999,999........................       2.00%              2.04%
$1,000,000 or more*.........................       None               None
--------------------------------------------------------------------------------
*Purchases of  $1,000,000  or more are not subject to a sales charge at the time of  purchase,  but are subject to a deferred  sales charge of 1.00% if redeemed within one year following  purchase.  The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares.
 Shares that are not subject to a deferred sales charge are redeemed first.
================================================================================

Please see  Appendix A for options  that are  available  for  reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION  PLAN -- The Fund has adopted a Class A  Distribution  Plan that allows the Fund to pay  distribution  fees to the Fund's  Distributor.  The
Distributor  uses the fees to pay for activities  related to the sale of Class A shares and services  provided to shareholders.  The distribution fee is equal to
0.25% of the average daily net assets of the Fund's Class A shares.  Because the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase.  The deferred sales charge is a percentage of the NAV of the shares at the time they are  redeemed  or the  original  purchase  price, whichever is less.  Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        ================================
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        ================================

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge."

CLASS B DISTRIBUTION  PLAN -- The Fund has adopted a Class B  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class B shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class B  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase.  This is advantageous to such  shareholders  because Class A shares are subject to a lower  distribution  fee than Class B shares. A pro rata amount of Class B shares  purchased  through the  reinvestment  of  dividends  or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain  circumstances.  See "Waiver of the Deferred  Sales  Charge," page
11.

CLASS C DISTRIBUTION  PLAN -- The Fund has adopted a Class C  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class C shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class C  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

BROKERAGE  ENHANCEMENT PLAN -- The Fund has adopted a Brokerage Enhancement Plan
(the  "Plan")  in  accordance  with  the  provisions  of Rule  12b-1  under  the
Investment  Company  Act of  1940.  However,  to  date,  the  Plan  has not been implemented. If implemented,  the Plan would use available brokerage commissions to promote the sale and distribution of Fund shares.

Under the Plan, the Fund may direct the Investment Manager or Sub-Adviser to use certain broker-dealers for securities transactions,  subject to the duty of best execution. These broker-dealers have agreed either (1) to pay a portion of their commission  from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits  or  services  ("Brokerage  Credits").  The  Distributor  will  use all
Brokerage  Payments and Credits (other than a minimal amount to defray its legal and administrative  costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

o  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

o  paying marketing fees requested by broker-dealers who sell the Fund

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Fund's shares.

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions from the Fund to be used for the benefit of other Security Funds as well. The Plan is not expected to increase the brokerage  costs of the Fund. For more  information  about the Plan,  please  read the  "Allocation  of  Portfolio
Brokerage" section of the Statement of Additional Information.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:

   >  returns of excess contributions to the plan

   >  retirement of a participant in the plan

   >  a loan  from the plan  (loan  repayments  are  treated  as new  sales  for purposes of the deferred sales charge)

   >  financial  hardship  (as  defined  in  regulations  under  the  Code) of a participant in a plan

   >  termination of employment of a participant in a plan

   >  any other permissible withdrawal under the terms of the plan.

CONFIRMATIONS AND STATEMENTS -- The Fund will send you a confirmation  statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling your shares of the Fund is called a "redemption,"  because the Fund buys back the  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is received by the Fund's transfer  agent,  less any applicable  deferred sales charge.  The Fund's NAV is generally  calculated  as of the close of trading on every day the NYSE is open.
Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming  recently purchased shares, if the Fund has not collected payment for the  shares,  it may  delay  sending  the  proceeds  until it has  collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o  The name and signature of the account owner(s)

o  The name of the Fund

o  The dollar amount or number of shares to sell

o  Where to send the proceeds

o  A signature guarantee if

   >  The check will be mailed to a payee or address  different than that of the account owner, or

   >  The sale of shares is more than $25,000.

A signature  guarantee  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an individual  shareholder,  or in  the  case  of  joint  accounts,  all  of the shareholders, exactly as the name(s) appears on the account.

o  UGMA OR UTMA:  Written  instructions  must be signed by the  custodian  as it appears on the account.

o  SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized  to act on the account.  A certified  resolution  dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays)  between 7:00 a.m. and 6:00 p.m.  Central time. The Fund requires that requests for redemptions over $25,000 be in writing with signatures  guaranteed.
You may not  close  your  account  by  telephone  or redeem  shares  for which a certificate  has been issued.  If you would like to establish  this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an  Individual  Retirement  Account  ("IRA")  or  403(b)(7)  account  by telephone.

BY BROKER -- You may redeem your shares through your broker.  Brokers may charge a commission upon the redemption of shares.

PAYMENT OF  REDEMPTION  PROCEEDS  -- Payments  may be made by check.  Redemption proceeds  will be sent to the  shareholder(s)  of record at the  address  on our records generally within seven days after receipt of a valid redemption request.
For a charge of $20 deducted from redemption  proceeds,  the Investment  Manager will provide a certified or cashier's check, or send the redemption  proceeds by express  mail,  upon the  shareholder's  request  or send the  proceeds  by wire transfer to the  shareholder's  bank account upon  receipt of  appropriate  wire transfer instructions.

In addition,  redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Fund may suspend the right of  redemption  during any period when trading on the NYSE is restricted or the Exchange is closed for a reason other than weekend or holiday,  or any emergency is deemed to exist by the  Securities and Exchange
Commission.

DIVIDENDS AND TAXES

The Fund pays its  shareholders  dividends from its net investment  income,  and distributes any net capital gains that it has realized, at least annually.  Your dividends and distributions  will be reinvested in the Fund, unless you instruct the  Investment  Manager  otherwise.  There  are no fees  or  sales  charges  on reinvestments.

TAX ON  DISTRIBUTIONS  --  Fund  dividends  and  distributions  are  taxable  to shareholders  (unless  your  investment  is in an  IRA or  other  tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax,  dividends and distributions may be subject to state and local taxes.  If the Fund  declares a dividend or  distribution  in October,
November or December but pays it in January,  you may be taxed on that  dividend or  distribution  as if  you  received  it in the  previous  year.  In  general, dividends and distributions from the Fund are taxable as follows:

================================================================================
                                                              TAX RATE FOR 28%
TYPE OF DISTRIBUTION           TAX RATE FOR 15% BRACKET       BRACKET OR ABOVE
--------------------------------------------------------------------------------
Income dividends                 Ordinary Income rate       Ordinary Income rate
--------------------------------------------------------------------------------
Short-term capital gains         Ordinary Income rate       Ordinary Income rate
--------------------------------------------------------------------------------
Long-term capital gains                  10%                       20%
--------------------------------------------------------------------------------
Long-term capital gains
(held for 5 years or more)                8%                       18%
================================================================================

Tax-deferred  retirement  accounts  generally  do not  generate a tax  liability unless you are taking a distribution or making a withdrawal.

The Fund has  "short-term  capital  gains" when it sells shares within 12 months after buying them. The Fund has  "long-term  capital gains" when it sells shares that it has owned for more than 12 months.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions  for each calendar  year on or before  January 31 of the following year.

TAXES ON SALES OR  EXCHANGES -- You may be taxed on any sale or exchange of Fund shares.  The amount of gain or loss will depend  primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous  table can provide a guide for your  potential tax  liability  when selling or exchanging  Fund shares.  "Short-term  capital gains" applies to Fund shares sold or exchanged up to one year after  buying them.  "Long-term  capital gains" applies to shares held for more than one year.

BACKUP  WITHHOLDING  -- As with all mutual  funds,  the Fund may be  required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable  to you if you fail to  provide  the Fund  with  your  correct  taxpayer identification  number or to make required  certifications,  or if you have been notified  by the  Internal  Revenue  Service  that  you are  subject  to  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal  Revenue Service ensures it will collect taxes otherwise due.
Any  amounts  withheld  may be credited  against  your U.S.  federal  income tax liability.

You should  consult your tax  professional  about  federal,  state and local tax consequences  to you of an investment  in the Fund.  Please see the Statement of
Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share  (NAV) of the Fund is computed as of the close of regular  trading hours on the NYSE  (normally 3 p.m.  Central time) on days when the Exchange is open.  The  Exchange is open Monday  through  Friday,  except on observation of the following  holidays:  New Year's Day, Martin Luther King, Jr.
Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.

The Fund's NAV is generally  based upon the market value of  securities  held in the Fund's  portfolio.  If market  prices are not  available,  the fair value of securities  is  determined  using  procedures  approved  by the Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security  and the close of trading  on the NYSE,  events  occur that  materially affect the value of the  security,  the Fund may value the  security at its fair value as determined  in good faith by the  Investment  Manager under  procedures approved by the Board of Directors.  In such a case,  the Fund's net asset value will be subject to the  judgment  of the  Investment  Manager  rather than being determined by the market.

Foreign  securities  are valued based on quotations  from the primary  market in which they are  traded,  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets  on  weekends  or other  days  when the Fund does not price its shares.  Therefore,  the NAV of the Fund when  holding  foreign  securities  may change on days when  shareholders  will not be able to buy or sell shares of the
Fund.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose to invest in the Fund  through a voluntary  Accumulation  Plan.  This  allows for an initial  investment  of $100 minimum and subsequent  investments of $20 minimum at any time. An  Accumulation
Plan involves no obligation to make periodic  investments,  and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic  Investment  Plan  (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to three  business  days before the date  scheduled  to purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are deposited with the Investment  Manager,  which will act as agent for the shareholder under the Program.  Shares are  liquidated  at NAV. The Program may be  terminated  on written notice, or it will terminate  automatically if all shares are liquidated or redeemed from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B and Class C shares without the  imposition of any applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program  would be subject to any  applicable  contingent  deferred  sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that  are not  subject  to the  contingent  deferred  sales  charge  and then by redeeming  shares  held  the  longest.  The  contingent  deferred  sales  charge applicable  to a redemption  of Class B or Class C shares  requested  while Free
Systematic  Withdrawals  are being made will be  calculated  as described  under
"Class B Shares" or "Class C Shares," as  applicable.  A  Systematic  Withdrawal form may be obtained from the Funds.

EXCHANGE  PRIVILEGE --  Shareholders  of the Fund may exchange  their shares for shares of another  Security  Fund.  An exchange is two  transactions:  a sale of shares of one fund and the purchase of shares of another fund.  In general,  the same policies  that apply to purchases  and sales apply to exchanges,  including the Fund's right to reject any order to purchase shares.

Shareholders  who hold  their  shares  in a  tax-qualified  retirement  plan may exchange shares of the Fund for shares of Security  Capital  Preservation  Fund, but may not exchange into Security  Municipal Bond Fund.  Shareholders  also may exchange  their  shares of the Fund for shares of Security  Cash Fund,  provided that exchanges to Security Cash Fund are not available to shareholders  who have purchased through the following  custodial  accounts of the Investment  Manager:
403(b)(7) accounts, SEP accounts and SIMPLE plans. All exchanges are made at the relative NAVs of the Funds on the date of the exchange.

Exchanges  may be made only in those states  where  shares of the Security  Fund into which an exchange is to be made are  qualified  for sale. No service fee or sales  charge is presently  imposed on such an exchange.  Shares of a particular class of the Fund may be exchanged  only for shares of the same class of another available  Fund or for Class A shares of Security Cash Fund,  if  available.  At present,  Municipal  Bond  Fund does not offer  Class C shares.  Any  applicable contingent  deferred sales charge will be imposed upon redemption and calculated from the date of the  initial  purchase  without  regard to the time shares were held in Security Cash Fund.  For tax  purposes,  an exchange is a sale of shares that may result in a taxable gain or loss.  Special rules may apply to determine the amount of gain or loss on an  exchange  occurring  within  ninety days after purchase of the exchanged shares.  Exchanges are made upon receipt of a properly completed  Exchange  Authorization  form. A current  prospectus of the Fund into which an  exchange  is made will be given to each  shareholder  exercising  this privilege.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

To  exchange   shares  by  telephone,   a   shareholder   must  hold  shares  in
non-certificate  form and must  either have  completed  the  Telephone  Exchange section of the application or a Telephone Transfer  Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the  Investment  Manager,  a  shareholder  may  exchange  shares by telephone by calling the Fund at  1-800-888-2461,  on weekdays (except  holidays) between the hours of 7:00 a.m. and 6:00 p.m.  Central time.  Exchange  requests  received by telephone after the close of the NYSE (normally 3:00 p.m.  Central time) will be treated  as if  received  on the next  business  day.  The  exchange  privilege, including telephone exchanges, dollar cost averaging and asset rebalancing,  may be changed or discontinued  at any time by either the Investment  Manager or the
Fund upon 60 days' notice to shareholders.

Because excessive  trading by a shareholder can hurt the Fund's  performance and its other shareholders, the Fund reserve the right to limit the amount or number of  exchanges  or reject  any  exchange  if (1) the Fund or  Investment  Manager believes that the Fund would be harmed or unable to invest  effectively,  or (2)
the Fund  receives or  anticipates  simultaneous  orders that may  significantly affect the Fund.

DOLLAR  COST  AVERAGING.  This option is  available  only to  shareholders  of a
403(b)(7)  account  sponsored by the  Investment  Manager and opened on or after
June 5, 2000. The option allows such shareholders to make periodic  exchanges of shares from the  Security  Capital  Preservation  Fund (held in  non-certificate form) to one or more of the Funds  available  under the  exchange  privilege  as described  above.  Such periodic  exchanges in which securities are purchased at regular  intervals  are known as  "dollar  cost  averaging."  With  dollar  cost averaging,  the cost of the securities gets averaged over time and possibly over various market cycles.  Dollar cost  averaging does not guarantee  profits,  nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment
Manager.  Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific  dollar  amount or a specific  number of shares.  The
Investment  Manager will exchange  shares as requested on the first business day of the month.

The Investment  Manager will make exchanges  until account value in the Security
Capital  Preservation  Fund is depleted  or until you  instruct  the  Investment
Manager to  terminate  dollar  cost  averaging.  Dollar  cost  averaging  may be terminated at any time by written request to the Investment Manager.

ASSET REBALANCING.  This option is available only to participants in a 403(b)(7)
account sponsored by the Investment Manager and opened on or after June 5, 2000.
This option allows such  participants to automatically  exchange shares of those funds available  under the exchange  privilege as described above on a quarterly basis to maintain a particular  percentage allocation among the funds. Shares of such funds must be held in  non-certificate  form.  Account value allocated to a fund will grow or  decline  in value at  different  rates  during  the  selected period, and asset rebalancing will automatically reallocate account value in the funds to the allocation you select on a quarterly basis.

Shareholders  may obtain an asset  rebalancing  request form from the Investment
Manager.  You must designate on the form the applicable funds and the percentage of account  value to be  maintained  in each fund.  Thereafter,  the  Investment
Manager will  exchange  shares of the funds to maintain  that  allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT  PLANS -- The Fund has available  tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Fund's Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed  look at some of the types of securities  the Fund may hold in its portfolio and the various kinds of management practices that may be used in the  portfolio.  The Fund's  holdings of certain types of investments cannot exceed a maximum percentage of net assets.  These percentage  limitations are set forth in the Statement of Additional  Information.  While the percentage limitations  provide  a useful  level of  detail  about  the  Fund's  investment program, they should not be viewed as an accurate gauge of the potential risk of the  investment.  For example,  in a given  period,  a 5%  investment in futures contracts could have  significantly  more of an impact on the Fund's share price than its weighting in the portfolio.  The net effect of a particular  investment depends on its  volatility and the size of its overall return in relation to the performance of the Fund's other investments.  The Portfolio Managers of the Fund have  considerable  leeway  in  choosing  investment  strategies  and  selecting securities they believe will help the Fund achieve its objective.  In seeking to meet its  investment  objective,  the Fund may invest in any type of security or instrument  whose  investment  characteristics  are  consistent  with the Fund's investment program.

The following  pages describe some of the  investments  which may be made by the
Fund, as well as some of the management practices of the Funds.

FOREIGN  SECURITIES  --  Foreign  investments  involve  certain  special  risks, including,  but not limited  to, (i)  unfavorable  changes in currency  exchange rates;  (ii) adverse  political and economic  developments;  (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi)
higher operational expenses.

Foreign investments are normally issued and traded in foreign  currencies.  As a result,  their values may be affected by changes in the exchange  rates  between particular  foreign currencies and the U.S. dollar.  Foreign  investments may be subject  to  the  risks  of  seizure  by a  foreign  government,  imposition  of restrictions  on  the  exchange  or  transport  of  foreign  currency,  and  tax increases. There may also be less information publicly available about a foreign company than about most U.S.  companies,  and foreign  companies are usually not subject to accounting,  auditing and financial reporting standards and practices comparable to those in the United  States.  The legal  remedies for investors in foreign  investments  may be more  limited  than those  available  in the United
States.  Certain foreign investments may be less liquid (harder to buy and sell)
and more volatile than domestic  investments,  which means the Fund may at times be unable to sell its foreign  investments  at  desirable  prices.  For the same reason,  the  Fund  may  at  times  find  it  difficult  to  value  its  foreign investments.  Brokerage  commissions  and other  fees are  generally  higher for foreign investments than for domestic investments.  The procedures and rules for settling foreign  transactions  may also involve delays in payment,  delivery or recovery  of money or  investments.  Foreign  withholding  taxes may  reduce the amount of income  available to distribute to shareholders of the Funds.  Each of the Funds may invest in foreign securities.

SMALLER  COMPANIES  -- Small- or  medium-sized  companies  are more  likely than larger companies to have limited product lines,  markets or financial resources, or to  depend  on a  small,  inexperienced  management  group.  Stocks  of these companies may trade less frequently and in limited volume,  and their prices may fluctuate  more than stocks of other  companies.  Stocks of these  companies may therefore  be more  vulnerable  to  adverse  developments  than  those of larger companies.

CONVERTIBLE  SECURITIES AND WARRANTS -- The Fund may invest in debt or preferred equity  securities  convertible  into, or exchangeable  for, equity  securities.
Traditionally,  convertible  securities have paid dividends or interest at rates higher  than  common  stocks  but lower  than  nonconvertible  securities.  They generally  participate in the  appreciation  or  depreciation  of the underlying stock into which they are convertible,  but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with  options and other  features.  Warrants  are options to buy a stated
number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

INITIAL PUBLIC OFFERING -- The Fund's  investment in securities  offered through initial public offerings (IPOs) may have a magnified  performance impact, either positive or  negative,  on the Fund.  There is no  guarantee  that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. Investments in IPOs may make the Fund subject to more erratic price movements than the overall equity market.

HIGH YIELD  SECURITIES -- Higher  yielding  debt  securities in the lower rating
(higher risk) categories of the recognized rating services are commonly referred to as "junk  bonds." The total return and yield of junk bonds can be expected to fluctuate  more than the total return and yield of  higher-quality  bonds.  Junk bonds  (those  rated below BBB or in  default)  are  regarded  as  predominantly speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Successful  investment in lower-medium  and low-quality bonds involves greater investment risk and is highly dependent on the Investment
Manager's  credit  analysis.  A real or  perceived  economic  downturn or higher interest  rates could cause a decline in high yield bond prices by lessening the ability of issuers to make  principal  and  interest  payments.  These bonds are often thinly traded and can be more difficult to sell and value  accurately than high-quality  bonds.  Because  objective  pricing  data  may be less  available, judgment  may play a greater role in the  valuation  process.  In addition,  the entire junk bond market can  experience  sudden and sharp price  swings due to a variety of  factors,  including  changes in  economic  forecasts,  stock  market activity,  large or sustained sales by major investors,  a high-profile default, or just a change in the market's psychology.  This type of volatility is usually associated  more with  stocks  than  bonds,  but junk bond  investors  should be prepared for it.

CASH RESERVES -- Cash reserves  maintained by the Fund may include  domestic and foreign  money market  instruments,  as well as  certificates  of deposit,  bank demand accounts and repurchase  agreements.  The Fund may establish and maintain reserves  as the  Investment  Manager or  Mainstream  believes is  advisable  to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes.

BORROWING -- Borrowings may be  collateralized  with Fund assets.  To the extent that the Fund purchases  securities while it has outstanding  borrowings,  it is using  leverage,  i.e.,  using borrowed funds for  investment.  Leveraging  will exaggerate  the effect on net asset  value of any  increase  or  decrease in the market value of the Fund's  portfolio.  Money  borrowed for  leveraging  will be subject to interest  costs that may or may not be recovered by  appreciation  of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  The Fund also may be required to maintain minimum  average  balances  in  connection  with  such  borrowing  or  to  pay a commitment  or  other  fee to  maintain  a  line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES  AND OPTIONS -- The Fund may utilize  futures  contracts  and options on futures and may purchase  call and put options and write call and put options on a "covered"  basis.  A call option is  "covered"  if the Fund owns the  security underlying  the call or has an absolute  right to acquire the  security  without additional cash consideration (or, if additional cash consideration is required, cash or cash  equivalents in such amount as are held in a segregated  account by the Custodian).  Futures (a type of potentially  high-risk derivative) are often used to manage or hedge risk  because they enable the investor to buy or sell an asset  in  the  future  at  an  agreed-upon  price.  Options  (another  type  of potentially  high-risk  derivative)  give the  investor  the  right  (where  the investor  purchases the options),  or the obligation  (where the investor writes
(sells) the options),  to buy or sell an asset at a  predetermined  price in the future. The Fund may also engage in forward foreign currency  transactions.  The instruments  listed  above  may be bought  or sold for any  number  of  reasons, including:  to manage  exposure  to changes  in  securities  prices and  foreign currencies,  to manage exposure to changes in interest rates and bond prices, as an  efficient  means of adjusting  overall  exposure to certain  markets,  in an effort to enhance income, to protect the value of portfolio  securities,  and to adjust  portfolio  duration.  Futures  contracts  and  options may not always be successful hedges;  their prices can be highly volatile.  Using them could lower the Fund's  total  return,  and the  potential  loss from the use of futures can exceed the Fund's initial investment in such contracts.

SWAPS,  CAPS,  FLOORS AND COLLARS -- Interest  rate and/or index swaps,  and the purchase  or sale of related  caps,  floors and collars  are used  primarily  to preserve  a return  or spread  on a  particular  investment  or  portion  of its portfolio as a technique for managing the  portfolio's  duration (i.e. the price sensitivity to changes in interest  rates) or to protect against any increase in the price of securities the Fund anticipates  purchasing at a later date. To the extent the Fund  enters  into these  types of  transactions,  it will be done to hedge and not as a speculative  investment,  and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated  to pay.  Interest  rate swaps  involve the exchange by the Fund with another party of their  respective  commitments to pay or receive  interest on a notional  amount of  principal.  The purchase of a cap entitles the purchaser to receive  payments on a notional  principal amount from the  party  selling  the cap to the  extent  that a  specified  index  exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  the  floor  to  the  extent  that  a  specified  index  falls  below  a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

WHEN-ISSUED  SECURITIES AND FORWARD  COMMITMENT  CONTRACTS -- The price of "when issued," "forward  commitment" or "delayed delivery"  securities is fixed at the time of the  commitment  to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When the Fund  purchases  securities  on this  basis,  there is a risk  that the securities may not be delivered and that the Fund may incur a loss.

SECURITIES LENDING -- For purposes of realizing  additional income, the Fund may lend its  portfolio  securities  to  certain  borrowers.  Any such  loan will be continuously  secured by  collateral at least equal to the value of the security loaned. The risks in lending portfolio  securities,  as with other extensions of credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the  collateral  should the borrower  fail  financially.  Loans will only be made to firms deemed by the
Investment  Manager to be of good  standing and will not be made unless,  in the judgment of the Investment  Manager,  the  consideration  to be earned from such loans would justify the risk.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account or wish to obtain  additional  information,  may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.

APPENDIX A

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or  organizations  purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of  Intention,  the term  "Purchaser"
includes the following  persons:  an individual,  his or her spouse and children under the age of 21; a trustee or other  fiduciary  of a single  trust estate or single fiduciary account  established for their benefit;  an organization exempt from federal income tax under Section  501(c)(3) or (13) of the Internal Revenue
Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine all previous purchases of Class A shares of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention  within 90 days after the first  purchase to be  included  thereunder, which  will  cover  future  purchases  of Class A shares of the Fund,  and other
Security Funds,  except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Shares  equal to five  percent  (5%) of the amount  specified in the
Statement of Intention  will be held in escrow until the  statement is completed or  terminated.  These  shares may be redeemed by the Fund if the  Purchaser  is required to pay additional sales charges.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced  sales  charges.  A Statement of Intention may be obtained from the Fund.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Fund have a one-time  privilege  (1) to reinstate  their  accounts by purchasing
Class A shares  without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds. To exercise this privilege,  a shareholder must provide written notice and a check in the  amount of the  reinvestment  within  thirty  days  after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's
Investment Manager or Distributor; directors, officers and employees of Security
Benefit  Life  Insurance  Company and its  subsidiaries;  agents  licensed  with
Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following  relatives of any such directors,  officers and
employees  (and  their  spouses):  spouses,  grandparents,   parents,  children,
grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial  intermediary who has authority to make investment decisions on behalf
of  the  investor;   or  (ii)  a  certified   financial  planner  or  registered
broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a  comprehensive  "wrap fee" is imposed.  Class A shares of the Fund may also be purchased at net asset value when the purchase is made by retirement  plans that
(i) buy shares of the Security  Funds worth  $500,000 or more;  (ii) have 100 or more  eligible  employees at the time of purchase;  (iii)  certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv)
are provided administrative services by certain third-party  administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least
$1,000,000.  Purchases  made  pursuant  to this  provision  may be  subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information  is  available,  without  charge upon  request by calling the Fund's toll-free  telephone  number  1-800-888-2461.  Shareholder  inquiries  should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or
by calling  the Fund's  toll-free  telephone  number  listed  above.  The Fund's
Statement of Additional  Information  is  incorporated  into this  prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                 Security Equity Fund................  811-1136
                 o  Security Alpha Opportunity Series

--------------------------------------------------------------------------------

SECURITY EQUITY FUND®

o  ALPHA OPPORTUNITY SERIES(SM)
Members of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a prospectus.  It should be read in  conjunction  with  the  prospectus  dated  [________],  2003,  as it  may be supplemented from time to time. A prospectus may be obtained by writing Security
Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by
calling (785) 438-3000 or (800) 888-2461.

STATEMENT OF ADDITIONAL INFORMATION
[__], 2003
RELATING TO THE PROSPECTUS DATED [  ], 2003,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

UNDERWRITER
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

Banc of America Securities, LLC
9 West 57th Street
New York, New York 10019

                                TABLE OF CONTENTS
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GENERAL INFORMATION

Security Equity Fund was organized as a Kansas  corporation on November 27, 1961 and is registered  with the  Securities  and Exchange  Commission  ("SEC") as an
investment company. Such registration does not involve supervision by the SEC of the  management  or  policies  of  Security  Equity  Fund,  which is an open-end investment company that, upon the demand of the investor, must redeem its shares and pay the investor the current net asset value ("NAV")  thereof.  (See "How to
Redeem Shares.")

Security Equity Fund, Alpha Opportunity Series (the "Fund" or "Alpha Opportunity
Fund") has its own investment  objective and policies.  Professional  investment advice  is  provided  to the  Fund by  Security  Management  Company,  LLC  (the
"Investment  Manager").  While  there  is no  present  intention  to do so,  the investment  objective  and  policies  of the Fund may be changed by the Board of
Directors  without the approval of  shareholders.  The Fund is also  required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under "Investment Restrictions." An investment in the Fund does not constitute a complete investment program.

INVESTMENT METHODS AND RISK FACTORS

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques  that may be used by the Fund are described in the "Principal  Risks"
and "Investment  Policies and Management  Practices"  sections of the prospectus and in this Statement of Additional Information.  The following is a description of certain  additional risk factors related to various  securities,  instruments and techniques. Also included is a general description of some of the investment instruments,  techniques and methods which may be used by the Fund. Although the
Fund may  employ  the  techniques,  instruments  and  methods  described  below, consistent with its investment objective and policies and any applicable law, it will not be required to do so.

SHARES OF OTHER  INVESTMENT  COMPANIES -- The Fund may invest in shares of other investment companies. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

REPURCHASE  AGREEMENTS  -- The  Fund may  utilize  repurchase  agreements  on an overnight basis. A repurchase agreement is a contract under which the Fund would acquire a security  for a relatively  short period  (usually not more than seven days)  subject to the  obligation  of the seller to  repurchase  and the Fund to resell  such  security at a fixed time and price  (representing  the Fund's cost plus interest).  The Fund may enter into  repurchase  agreements with respect to any portfolio  securities  that it may acquire  consistent  with its  investment policies and restrictions. The Fund may enter into repurchase agreements to meet anticipated  redemptions or pending investment or reinvestment of Fund assets in portfolio  securities.  The Board of Directors of the Fund has delegated certain responsibilities  in connection  with  repurchase  agreements to the  Investment
Manager or Sub-Adviser. Those responsibilities include monitoring and evaluating the Fund's use of repurchase  agreements,  evaluating  the  creditworthiness  of repurchase  agreement  counterparties  and  taking  steps  that  are  reasonably
designed   to  ensure   that  the  Fund's   repurchase   agreements   are  fully
collateralized.  Repurchase agreements subject the Fund to the risks that (i) it may not be able to liquidate the securities  immediately  upon the insolvency of the other  party,  or (ii) that  amounts  received in closing  out a  repurchase transaction  might be deemed  voidable  preferences  upon the  bankruptcy of the other party.

REVERSE REPURCHASE  AGREEMENTS -- The Fund may also invest in reverse repurchase agreement transactions which involve the sale of U.S. Government securities held by the Fund,  with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet  unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement,  the Fund will segregate cash and/or liquid  assets  having a dollar  value equal to the  repurchase  price.  Reverse repurchase  agreements  are  considered  to be borrowings  under the  Investment
Company Act of 1940, as amended  ("1940 Act").  Reverse  repurchase  agreements, together with other  permitted  borrowings,  may constitute up to 33 1/3% of the
Fund's  total  assets.  Under the 1940 Act,  the Fund is  required  to  maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient  portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise,  even if such liquidations  of the Fund's holdings may be  disadvantageous  from an investment standpoint.  Leveraging by means of borrowing may  exaggerate  the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money  borrowed  will be subject to interest  and other costs (which may include commitment fees and/or the cost of maintaining  minimum average  balances) which may or may not exceed the income  received from the  securities  purchased  with borrowed funds.

WHEN ISSUED AND FORWARD COMMITMENT  SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price,  which is generally  expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities  take place at a later date.  When issued  securities and forward commitments  may be sold prior to the  settlement  date, but the Fund will enter into when issued and forward  commitments  only with the  intention  of actually receiving or delivering the securities,  as the case may be;  however,  the Fund may dispose of a commitment  prior to  settlement if the  Investment  Manager or
Sub-Adviser, as applicable,  deems it appropriate to do so. No income accrues on securities  which have been purchased  pursuant to a forward  commitment or on a when issued basis prior to delivery of the  securities.  If the Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment,  it may incur a gain or loss. At the time the Fund enters into a transaction on a when issued or forward  commitment  basis, it will segregate cash or liquid securities equal to the value of the when issued or forward commitment  securities and will mark the segregated  assets to market daily.  There is a risk that the securities may not be delivered and that the Fund may incur a loss.

AMERICAN   DEPOSITARY   RECEIPTS  --  The  Fund  may  purchase  ADRs  which  are
dollar-denominated  receipts issued  generally by U.S. banks and which represent the deposit with the bank of a foreign company's  securities.  ADRs are publicly traded on exchanges or over-the-counter  in the United States.  Investors should consider  carefully the  substantial  risks  involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic  investments.  ADRs,  European Depositary Receipts ("EDRs")
and Global  Depositary  Receipts  ("GDRs") or other securities  convertible into securities of issuers based in foreign countries are not necessarily denominated in the same  currency as the  securities  into which they may be  converted.  In general,  ADRs, in registered  form,  are  denominated  in U.S.  dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as
Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities  markets.  ADRs are  receipts  typically  issued  by a U.S.  bank or  trust  company  evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are global receipts evidencing a similar arrangement.
For purposes of the Fund's investment  policies,  ADRs, EDRs and GDRs are deemed to have the same  classification  as the underlying  securities  they represent.
Thus, an ADR, EDR or GDR representing  ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored"  facilities.
A sponsored  facility  is  established  jointly by the issuer of the  underlying security and a depositary,  whereas a depositary  may  establish an  unsponsored facility without participation by the issuer of the deposited security.  Holders of  unsponsored  depositary  receipts  generally  bear  all  the  cost  of  such facilities and the depositary of an unsponsored  facility frequently is under no obligation to distribute shareholder  communications received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED  SECURITIES  --  The  Fund  may  invest  in  restricted   securities.
Restricted  securities cannot be sold to the public without  registration  under the Securities Act of 1933 ("1933 Act"). Unless registered for sale,  restricted securities can be sold only in privately negotiated  transactions or pursuant to an exemption from registration.  Restricted  securities are generally considered
illiquid  and,   therefore,   subject  to  the  Fund's  limitation  on  illiquid
securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by the Fund.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance  with Rule 144A under the  Securities Act of
1933.  Rule 144A  permits  the  resale to  "qualified  institutional  buyers" of
"restricted  securities"  that,  when  issued,  were  not of the  same  class as securities  listed on a U.S.  securities  exchange  or  quoted  in the  National
Association of Securities  Dealers,  Inc. (NASD) Automated Quotation System (the
"Rule 144A Securities").  A "qualified  institutional  buyer" is defined by Rule
144A generally as an institution, acting for its own account or for the accounts of other qualified  institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $100  million in  securities  of issuers not affiliated  with the  institution.  A dealer  registered  under  the  Securities
Exchange  Act of 1934 (the  "Exchange  Act"),  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $10 million in securities of issuers not  affiliated  with the dealer may also  qualify as a qualified  institutional buyer,  as well as an  Exchange  Act  registered  dealer  acting  in a  riskless principal transaction on behalf of a qualified institutional buyer.

The Fund's Board of Directors is responsible  for  developing  and  establishing guidelines and procedures for determining the liquidity of Rule 144A Securities.
As  permitted  by  Rule  144A,   the  Board  of  Directors  has  delegated  this
responsibility  to  the  Investment  Manager  or  Sub-Adviser.   In  making  the
determination  regarding the liquidity of Rule 144A  Securities,  the Investment
Manager or Sub-Adviser will consider  trading markets for the specific  security taking  into  account  the  unregistered  nature  of a Rule  144A  security.  In addition,  the Investment Manager or Sub-Adviser may consider: (1) the frequency of trades and quotes;  (2) the number of dealers and potential  purchasers;  (3)
dealer  undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g.,  the time needed to dispose of the security,  the method of soliciting  offers and the  mechanics of transfer).  Investing in Rule
144A  Securities  and  other  restricted  securities  could  have the  effect of increasing  the amount of the Fund's assets  invested in illiquid  securities to the extent that qualified institutional buyers become uninterested,  for a time, in purchasing these securities.

REAL ESTATE  SECURITIES -- The Fund may invest in equity securities of REITs and other real estate industry  companies or companies with  substantial real estate investments and therefore,  the Fund may be subject to certain risks  associated with  direct  ownership  of real  estate and with the real  estate  industry  in general.  These risks include,  among others:  possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies
of  properties;   risks  related  to  general  and  local  economic  conditions;
overbuilding;  increases in competition,  property taxes and operating expenses;
changes in zoning laws;  costs  resulting from the clean-up of, and liability to third parties for damages resulting from,  environmental  problems;  casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters;  limitations  on and  variations  in rents;  and  changes in interest rates.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the Internal Revenue Code, as amended (the "Code").  Finally,  certain REITs may be  self-liquidating in that a specific term of existence is provided for in the trust  document.  Such  trusts run the risk of  liquidating  at an  economically inopportune time.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities  involves risks and considerations not present in domestic investments.  Foreign companies generally are  not  subject  to  uniform  accounting,  auditing  and  financial  reporting standards,  practices and  requirements  comparable to those  applicable to U.S.
companies.  The securities of non-U.S. issuers generally are not registered with the SEC,  nor are the issuers  thereof  usually  subject to the SEC's  reporting requirements.  Accordingly,  there may be less  publicly  available  information about  foreign  securities  and issuers than is  available  with respect to U.S.
securities and issuers.  Foreign  securities  markets,  while growing in volume, have for the most part  substantially  less volume than United States securities markets and  securities of foreign  companies  are generally  less liquid and at times their prices may be more volatile than prices of comparable  United States companies.  Foreign stock exchanges,  brokers and listed companies generally are subject to less government supervision and regulation than in the United States.
The  customary  settlement  time for foreign  securities  may be longer than the customary  settlement time for United States  securities.  The Fund's income and gains from  foreign  issuers  may be subject to  non-U.S.  withholding  or other taxes, thereby reducing its income and gains. In addition,  with respect to some foreign  countries,  there is the  increased  possibility  of  expropriation  or confiscatory  taxation,  limitations  on the removal of funds or other assets of the Fund,  political or social  instability,  or diplomatic  developments  which could  affect  the  investments  of  the  Fund  in  those  countries.  Moreover, individual  foreign  economies may differ favorably or unfavorably from the U.S.
economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment,  resource self-sufficiency and balance of payments positions.

POLITICAL AND ECONOMIC  RISKS -- Investing in  securities of non-U.S.  companies may  entail  additional  risks  due  to the  potential  political  and  economic
instability   of   certain   countries   and   the   risks   of   expropriation,
nationalization,  confiscation  or the  imposition  of  restrictions  on foreign investment  and on  repatriation  of  capital  invested.  In the  event  of such expropriation,  nationalization or other  confiscation by any country,  the Fund could lose its entire investment in any such country.

An  investment  in the Fund is  subject  to the  political  and  economic  risks associated with investments in emerging markets.  Even though  opportunities for investment  may exist in  emerging  markets,  any  change in the  leadership  or policies of the  governments of those countries or in the leadership or policies of any other  government  which  exercises a  significant  influence  over those countries,  may halt the expansion of or reverse the  liberalization  of foreign
investment   policies  now  occurring  and  thereby   eliminate  any  investment
opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented  by the  securities  purchased  by the Fund.  The claims of property owners against those governments were never finally settled.  There can be no assurance  that any property  represented  by securities  purchased by the
Fund will not also be expropriated,  nationalized,  or otherwise confiscated. If such  confiscation  were to occur, the Fund could lose a substantial  portion of its investments in such  countries.  The Fund's  investments  would similarly be adversely affected by exchange control regulation in any of those countries.

NON-UNIFORM  CORPORATE  DISCLOSURE  STANDARDS  AND  GOVERNMENTAL  REGULATION  --
Foreign  companies are subject to accounting,  auditing and financial  standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a company may not  reflect its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting principles. Such securities will not be registered with the SEC or in some cases  regulators of any foreign  country,  nor will the issuers thereof be subject to the SEC's reporting requirements.  Thus, there will be less available information  concerning foreign issuers of such securities held by the Fund than is available  concerning  U.S.  issuers.  There is  substantially  less publicly available information about foreign companies than there are reports and ratings published  about U.S.  companies  and the U.S.  Government.  In addition,  where public  information is available,  it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement  could result in temporary  periods when assets of the Fund are  uninvested  and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result  in  losses  to the  Fund due to subsequent  declines  in value of the  portfolio  security  or,  if the Fund has entered into a contract to sell the security, could result in possible liability to the  purchaser.  The  Investment  Manager or  Sub-Adviser  will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S.  WITHHOLDING  TAXES -- The  Fund's  investment  income  and gains  from foreign issuers may be subject to non-U.S.  withholding and other taxes, thereby reducing the Fund's investment income and gains.

PUT AND CALL OPTIONS -- WRITING  (SELLING)  COVERED CALL OPTIONS.  A call option gives the holder  (buyer)  the "right to  purchase"  a security or currency at a specified  price  (the  exercise  price) at any time  until a certain  date (the expiration  date).  So long as the  obligation  of the  writer of a call  option continues,  he may be assigned an exercise notice by the  broker-dealer  through whom such option was sold,  requiring him to deliver the underlying  security or currency against payment of the exercise price. This obligation  terminates upon the  expiration  of the call  option,  or such  earlier time at which the writer effects a closing  purchase  transaction by repurchasing an option  identical to that previously sold.

The Fund may write (sell)  "covered" call options and purchase  options to close out options previously written by the Fund. In writing covered call options, the
Fund expects to generate additional premium income which should serve to enhance the Fund's  total  return  and  reduce  the  effect of any price  decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies  which,  in the opinion of the Investment
Manager or  Sub-Adviser,  are not expected to have any major price  increases or moves in the near  future  but  which,  over the long  term,  are  deemed  to be attractive investments for the Fund.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency,  having an exercise price equal to or less than the  exercise  price  of the  "covered"  option,  or  will  segregate  with  its custodian,  for the term of the option, cash or liquid securities having a value equal to the fluctuating market value of the optioned  securities or currencies.
Fund  securities  or  currencies  on which call  options may be written  will be purchased solely on the basis of investment  considerations  consistent with the
Fund's  investment  objectives.  The  writing  of  covered  call  options  is  a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered  options,  which the Fund will not
do), but capable of enhancing  the Fund's total  return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity for profit from a price  increase in the  underlying  security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or currencies not subject to an option,  the Fund has no control  over when it may be  required to sell the  underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call  option  which the Fund has  written  expires,  the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying  security or currency during the option period. If the call option is exercised,  the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options  written by the Fund will  normally have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time,  the Fund may purchase an underlying  security or currency for delivery in accordance with an exercise  notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying  security or currency,  the  relationship  of the exercise  price to such market price,  the  historical  price  volatility of the underlying  security or currency,  and the length of the option period. Once the decision  to write a call  option  has been  made,  the  Investment  Manager  or
Sub-Adviser,  in determining  whether a particular call option should be written on a particular  security or currency,  will consider the  reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those  options.  The premium  received by the Fund for writing  covered call options  will be recorded as a liability  of the Fund.  This  liability  will be adjusted daily to the option's  current  market value,  which will be the latest sale price at the time at which the NAV per share of the Fund is computed (close of the NYSE),  or, in the  absence of such sale,  the latest  asked  price.  The option will be  terminated  upon  expiration  of the option,  the purchase of an identical  option  in a  closing  transaction,  or  delivery  of the  underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction is less or more than the premium  received from the writing of the option.  Because  increases  in the market price of a call option will generally reflect increases in the market price of the underlying  security or currency,  any loss  resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation  of the underlying  security or currency owned by the Fund.

WRITING (SELLING)  COVERED PUT OPTIONS.  A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying  security or currency at the exercise  price during the option period
(American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to make payment of the exercise  price against  delivery of the  underlying  security or currency.  The  operation  of put  options in other  respects,  including  their related risks and rewards,  is substantially  identical to that of call options.
The Fund may write  American or European  style covered put options and purchase options to close out options previously written by the Fund.

The Fund may write put  options on a covered  basis,  which  means that the Fund would either (i) segregate cash or liquid  securities in an amount not less than the exercise price at all times while the put option is  outstanding;  (ii) sell short the security or currency  underlying  the put option at the same or higher price than the exercise price of the put option;  or (iii) purchase an option to sell the  underlying  security  or  currency  subject  to the  option  having an exercise  price equal to or greater  than the  exercise  price of the  "covered"
option  at all times  while  the put  option  is  outstanding.  (The  rules of a clearing  corporation  currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances  where the Investment Manager or Sub-Adviser wishes to purchase the  underlying  security or currency for the Fund's  portfolio at a price lower than the current  market price of the security or currency.  In such event the Fund would write a put option at an exercise  price which,  reduced by the premium  received on the option,  reflects  the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option,  this  technique  could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying  security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant  loss to the Fund. In addition,  the  Fund,  because  it  does  not  own the  specific  securities  or currencies  which it may be required  to  purchase  in the  exercise of the put, cannot  benefit  from  appreciation,  if any,  with  respect  to  such  specific securities or currencies.

PREMIUM  RECEIVED  FROM  WRITING  CALL OR PUT  OPTIONS.  The Fund will receive a premium from writing a put or call option,  which increases the Fund's return in the event the  option  expires  unexercised  or is closed  out at a profit.  The amount of the premium will reflect,  among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the  volatility  of the  market  price of the  underlying security.  By writing a call option,  the Fund limits its  opportunity to profit from any  increase  in the market  value of the  underlying  security  above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required  to purchase  the  underlying  security  for an exercise price  higher  than its then  current  market  value,  resulting  in a potential capital loss if the purchase  price  exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an  outstanding  call  option,  to prevent an  underlying  security or currency from being called, or, to permit the sale of the underlying security or currency.  The Fund may  terminate  an option that it has  written  prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option  written.  The Fund will realize a profit or loss from such  transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market  price of a call option will  generally  reflect  increases in the market price of the underlying security, any loss resulting from the purchase of a call  option  is  likely  to be  offset  in  whole  or in part  by  unrealized appreciation of the underlying security owned by the Fund.

Furthermore,  effecting  a closing  transaction  will  permit  the Fund to write another  call  option on the  underlying  security  or  currency  with  either a different exercise price or expiration date or both. If the Fund desires to sell a particular  security or currency  from its portfolio on which it has written a call  option,  it will  seek to  effect  a  closing  transaction  prior  to,  or concurrently with, the sale of the security or currency. There is, of course, no assurance  that the Fund will be able to effect such closing  transactions  at a favorable  price.  If the Fund cannot enter into such a  transaction,  it may be required to hold a security or currency that it might  otherwise have sold. When the Fund  writes a covered  call  option,  it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the  exercise  price,  as  well  as the  risk of  being  required  to hold on to securities or currencies that are  depreciating  in value.  This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are  normally  higher  than those  applicable  to  purchases  and sales of portfolio securities.

PURCHASING  CALL  OPTIONS.  The Fund may  purchase  American  or  European  call options.  The Fund may enter into closing sale transactions with respect to such options,  exercise  them or permit them to expire.  The Fund may  purchase  call options for the purpose of increasing its current return.

Call options may also be purchased by the Fund for the purpose of acquiring  the underlying securities or currencies for its portfolio. Utilized in this fashion, the  purchase of call  options  enables the Fund to acquire  the  securities  or currencies  at the exercise  price of the call option plus the premium  paid. At times the net cost of acquiring  securities  or currencies in this manner may be less than the cost of acquiring  the  securities or  currencies  directly.  This technique  may  also be  useful  to the  Fund in  purchasing  a large  block  of securities  or  currencies  that  would be more  difficult  to acquire by direct market  purchases.  So long as it  holds  such a call  option  rather  than  the underlying security or currency itself, the Fund is partially protected from any unexpected  decline in the market price of the  underlying  security or currency and in such event could  allow the call option to expire,  incurring a loss only to the extent of the premium paid for the option.

As an  operating  policy,  the Fund will  purchase a put or call  option only if after such purchase, the value of all call and put options held by the Fund will not  exceed 5% of the  Fund's  total  assets.  The Fund may also  purchase  call options  on  underlying  securities  or  currencies  it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an  underlying  security  or currency  having a current market value below the price at which such security or currency was purchased by the Fund,  an increase in the market  price could  result in the exercise of the call option written by the Fund and the  realization of a loss on the underlying security or currency with the same  exercise  price and  expiration  date as the option previously written.

PURCHASING  PUT OPTIONS.  The Fund may purchase put options.  The Fund may enter into closing sale  transactions  with respect to such options,  exercise them or permit  them to expire.  The Fund may  purchase  a put  option on an  underlying security  or  currency  (a  "protective  put")  owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency.  Such hedge protection is provided only during the life of the put option when the Fund,  as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price regardless of any decline in the underlying  security's market price or currency's exchange value.
The premium paid for the put option and any  transaction  costs would reduce any capital gain otherwise  available for distribution when the security or currency is eventually sold.

The Fund may  purchase  put  options  at a time  when the Fund  does not own the underlying  security or  currency.  By  purchasing  put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining  value,  and if the market price of the underlying  security or currency  remains equal to or greater than the exercise price during the life of the put option,  the Fund will lose its entire  investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying  security or currency  must decline  sufficiently  below the exercise price to cover the premium and transaction costs,  unless the put option is sold in a closing sale transaction.

DEALER OPTIONS.  The Fund may engage in transactions  involving  dealer options.
Certain  risks are  specific to dealer  options.  While the Fund would look to a clearing  corporation to exercise  exchange-traded  options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option  to  perform  if  the  option  were  exercised.  Exchange-traded  options generally  have a  continuous  liquid  market  while  dealer  options have none.
Consequently,  the Fund will  generally be able to realize the value of a dealer option it has purchased  only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option  prior to its  expiration  only by entering  into a closing purchase  transaction with the dealer to which the Fund originally wrote the  option.  While the Fund will seek to enter into  dealer  options  only with dealers who will agree to and which are expected to be capable of entering  into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer  option at a favorable  price at any time prior to expiration.  Failure  by the  dealer  to do so would  result  in the loss of the premium  paid  by the  Fund as well  as  loss  of the  expected  benefit  of the transaction.  Until the Fund, as a covered dealer call option writer, is able to effect  a  closing  purchase  transaction,  it will  not be  able  to  liquidate securities  (or other  assets)  used as cover  until the  option  expires  or is exercised.  In the event of  insolvency  of the  contra  party,  the Fund may be unable to  liquidate a dealer  option.  With  respect to options  written by the
Fund, the inability to enter into a closing  transaction  may result in material losses to the Fund. For example, since the Fund must maintain a secured position with  respect to any call option on a security it writes,  the Fund may not sell the assets which it has  segregated to secure the position while it is obligated under the  option.  This  requirement  may  impair  the  Fund's  ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that  purchased  dealer  options and the assets used to secure the written  dealer  options are illiquid  securities.
The Fund may treat the  cover  used for  written  OTC  options  as liquid if the dealer agrees that the Fund may  repurchase  the OTC option it has written for a maximum price to be calculated by a predetermined  formula.  In such cases,  the
OTC  option  would  be  considered  illiquid  only  to the  extent  the  maximum repurchase price under the formula exceeds the intrinsic value of the option. To this  extent,  the Fund will  treat  dealer  options  as  subject  to the Fund's limitation  on  illiquid  securities.  If the SEC  changes  its  position on the liquidity  of  dealer  options,  the Fund  will  change  its  treatment  of such instrument accordingly.

CERTAIN  RISK FACTORS IN WRITING  CALL  OPTIONS AND IN  PURCHASING  CALL AND PUT
OPTIONS.  During the option period, the Fund, as writer of a call option has, in return for the  premium  received on the option,  given up the  opportunity  for capital  appreciation  above the  exercise  price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus  transaction  costs. If the Fund does not exercise the option and is unable to close out the position  prior to expiration  of the option,  it will lose its entire investment.

An option  position  may be closed  out only on an  exchange  which  provides  a secondary market.  There can be no assurance that a liquid secondary market will exist for a particular  option at a particular time and that the Fund, can close out its  position by effecting a closing  transaction.  If the Fund is unable to effect a closing purchase  transaction,  it cannot sell the underlying  security until the option expires or the option is exercised.  Accordingly,  the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous  to do so. Possible  reasons for the absence of a liquid  secondary market  include the  following:  (i)  insufficient  trading  interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts,  suspensions  or other  restrictions  imposed with respect to  particular classes or series of options or underlying  securities;  (iv)  inadequacy of the facilities of an exchange or the clearing  corporation to handle trading volume;
and (v) a  decision  by one or more  exchanges  to  discontinue  the  trading of options or impose restrictions on orders. In addition,  the hours of trading for options may not conform to the hours during which the underlying  securities are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant  price and rate movements can take place in the  underlying  markets that cannot be reflected  in the options  markets.  The purchase of options is a highly specialized  activity which involves  investment techniques  and  risks  different  from  those  associated  with  ordinary  Fund securities transactions.

Each exchange has established  limitations  governing the maximum number of call options,  whether or not  covered,  which may be  written  by a single  investor acting alone or in concert with others  (regardless  of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of  positions  found to be in  violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK  INDICES.  Options on stock  indices  are similar to options on specific  securities except that, rather than the right to take or make delivery of the specific  security at a specific  price, an option on a stock index gives the holder the right to receive,  upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than,  in the case of a put,  the  exercise  price of the  option.  This amount of cash is equal to such  difference  between  the  closing  price of the index and the exercise price of the option expressed in dollars  multiplied by a specified  multiple.  The writer of the option is  obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike options on specific securities,  all settlements of options on stock indices are in cash and gain or loss  depends on general  movements  in the stocks  included in the index rather than price movements in particular  stocks. A stock index futures contract is an agreement  in which one party  agrees to  deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific  stock index at the close of the last  trading day of the  contract and the price at which the agreement is made. No physical  delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the  movements in the level of the index rather than upon  movements in the price of a particular  security,  whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index  depends upon the  movements in the level of prices in the market  generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful  use of  positions  will depend  upon the  ability of the  Investment
Manager or  Sub-Adviser to predict  correctly  movements in the direction of the market  generally or in the  direction of a particular  industry.  This requires different  skills  and  techniques  than  predicting  changes  in the  prices of individual securities.

Index prices may be distorted if trading of securities  included in the index is interrupted.  Trading  in index  options  also  may be  interrupted  in  certain circumstances,  such as if  trading  were  halted  in a  substantial  number  of securities in the index.  If this occurred,  the Fund would not be able to close out options which it had written or purchased and, if  restrictions  on exercise were imposed,  might be unable to exercise an option it  purchased,  which would result in substantial losses.

Price movements in Fund  securities will not correlate  perfectly with movements in the level of the index and therefore,  the Fund bears the risk that the price of the  securities  may not increase as much as the level of the index.  In this event,  the Fund  would bear a loss on the call  which  would not be  completely offset by movements in the prices of the  securities.  It is also  possible that the index may rise when the value of the  Fund's  securities  does not.  If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its securities  and might also  experience a loss in the market value of its securities.

Unless the Fund has other  liquid  assets  which are  sufficient  to satisfy the exercise  of a call on the  index,  the  Fund  will  be  required  to  liquidate securities in order to satisfy the exercise.

When the Fund has  written a call on an  index,  there is also the risk that the market may decline between the time the Fund has the call exercised  against it, at a price  which is fixed as of the  closing  level of the index on the date of exercise,  and the time the Fund is able to sell securities.  As with options on securities, the Investment Manager or Sub-Adviser will not learn that a call has been exercised  until the day following the exercise date, but, unlike a call on securities  where the Fund would be able to deliver the  underlying  security in settlement,  the Fund may have to sell part of its  securities  in order to make settlement in cash, and the price of such  securities  might decline before they could be sold.

If the Fund  exercises  a put option on an index which it has  purchased  before final  determination  of the  closing  index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference  between the closing index value and the exercise price of the option  (multiplied  by the applicable  multiplier) to the assigned  writer.
Although  the Fund may be able to  minimize  this risk by  withholding  exercise instructions  until just before the daily cutoff time or by selling  rather than exercising an option when the index level is close to the exercise price, it may not be  possible to  eliminate  this risk  entirely  because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- The Fund may enter into futures contracts, including stock and bond  index,  interest  rate and  currency  futures  ("futures"  or "futures contracts").  A futures  contract  provides for the future sale by one party and purchase by another party of a specific  financial  instrument (e.g., units of a stock index) for a specified price,  date, time and place designated at the time the contract is made.  Brokerage  fees are incurred  when a futures  contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly  referred to as buying or  purchasing a contract or holding a long  position.  Entering  into a contract  to sell is  commonly  referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows.  The Standard & Poor's 500
Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns  relative  weightings to the common stocks included in the Index,  and the Index  fluctuates with changes in the market values of those common  stocks.  In the case of the S&P 500 Index, contracts are to buy or sell 250 units.  Thus, if the value of the S&P 500 Index were $950, one contract  would be worth  $237,500 (250 units x $950).  The stock index futures contract  specifies that no delivery of the actual stock making up the index will take place. Instead,  settlement in cash occurs. Over the life of the contract,  the gain or loss  realized by the Fund will equal the  difference between the  purchase (or sale) price of the contract and the price at which the contract is terminated.  For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a  specified  future date at a contract price of $950 and the S&P 500  Index is at $954 on that  future  date,  the Fund will gain  $1,000  (250 units x gain of $4).  If the Fund  enters into a futures contract to sell 250 units of the stock  index at a  specified  future date at a contract price of $950 and the S&P 500 Index is at $952 on that future date, the
Fund will lose $500 (250 units x loss of $2).

Unlike when the Fund  purchases  or sells a security,  no price would be paid or received  by the Fund  upon the  purchase  or sale of a futures  contract.  Upon entering into a futures  contract,  and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities  known as "initial  margin."  The margin  required  for a  particular futures contract is set by the exchange on which the contract is traded, and may be  significantly  modified from time to time by the exchange during the term of the contract.  Futures  contracts are customarily  purchased and sold on margins that may range  upward  from less  than 5% of the  value of the  contract  being traded.

Margin  is the  amount  of funds  that  must be  deposited  by the Fund with its custodian in a segregated account in the name of the futures commission merchant
(or, in some cases, may be held on deposit directly with the futures  commission merchant) in order to initiate  futures  trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance  of the  futures  contract.  The margin  required  for a  particular futures contract is set by the exchange on which the futures contract is traded, and may be  significantly  modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures  contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the futures contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position  increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent  payments,  called "variation  margin," to and from the futures broker,  are  made  on a daily  basis  as the  price  of the  underlying  assets fluctuate  making the long and short  positions in the futures  contract more or less  valuable,  a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although  certain  futures  contracts,  by their terms,  require  actual  future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery  date.  Closing out an open futures  contract  sale or purchase is effected by entering  into an  offsetting futures contract purchase or sale,  respectively,  for the same aggregate amount of the  identical  securities  and the same  delivery  date.  If the  offsetting purchase  price is less than the original sale price,  the Fund realizes a gain;
if it is more,  the Fund realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The  transaction  costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter  into an  offsetting  transaction  with  respect  to a  particular futures  contract at a particular time. If the Fund is not able to enter into an offsetting  transaction,  the Fund will  continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying  instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures  contract (a long  position if the option is a call and a short  position  if the option is a put),  rather than to purchase or sell the futures contract,  at a specified exercise price at any time during the period of the option.  The writer of an option on a futures contract is required to deposit  margin  pursuant  to  requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of the option,  the  delivery of the futures position  by the  writer of the  option  to the  holder  of the  option  will be accompanied by the delivery of the accumulated  balance in the writer's  futures margin  account  which  represents  the amount by which the market  price of the futures contract,  at exercise,  exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract.
Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

Commissions on financial futures contracts and related options  transactions may be higher  than those which would  apply to  purchases  and sales of  securities directly.  From  time to  time,  a  single  order to  purchase  or sell  futures contracts  (or  options  thereon)  may be made on  behalf  of the Fund and other mutual  funds or series of mutual  funds  for which the  Investment  Manager  or
Sub-Adviser  serves as adviser or  sub-adviser,  respectively.  Such  aggregated orders would be  allocated  among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following  financial  instruments:  U.S.  Treasury bonds;  U.S.  Treasury notes;
Government  National  Mortgage   Association   ("GNMA")  modified   pass-through
mortgage-backed  securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit. It is expected that futures contracts trading in additional  financial  instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S.  Treasury bonds,  U.S.  Treasury notes, and GNMA  pass-through securities and $1,000,000 for the other designated futures  contracts.  A public market exists in futures contracts covering a number of indexes,  including, but not  limited  to, the  Standard & Poor's  500 Index,  the  Standard & Poor's 100
Index,  the  NASDAQ  100  Index,  the Value  Line  Composite  Index and the NYSE
Composite Index.

Stock index  futures  contracts  may be used to provide a hedge for a portion of the Fund's portfolio,  as a cash management tool, or as an efficient way for the
Investment Manager or Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures  contracts  are  currently  traded with respect to the S&P 500 Index and other broad stock market indices, such as the NYSE Composite Stock Index and the
Value Line  Composite  Stock  Index.  The Fund may,  however,  purchase  or sell futures  contracts with respect to any stock index.  Nevertheless,  to hedge the
Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes  whose  movements  will have a significant  correlation with movements in the prices of the Fund's securities.

Interest  rate or  currency  futures  contracts  may be used as a hedge  against changes in prevailing  levels of interest  rates or currency  exchange  rates in order to  establish  more  definitely  the  effective  return on  securities  or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such  futures as an offset  against the effect of expected  declines in interest rates or currency exchange rates.

The Fund may enter  into  futures  contracts  which are  traded on  national  or foreign  futures  exchanges  and  are  standardized  as  to  maturity  date  and underlying  financial  instrument.  The principal financial futures exchanges in the United  States are the Board of Trade of the City of  Chicago,  the  Chicago
Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of
Trade.  Futures  exchanges and trading in the United States are regulated  under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").
Futures  are  traded in London at the  London  International  Financial  Futures
Exchange,  in Paris at the  MATIF  and in Tokyo  at the  Tokyo  Stock  Exchange.
Although  techniques other than the sale and purchase of futures contracts could be used for the above-referenced  purposes, futures contracts offer an effective and relatively  low cost means of  implementing  the Fund's  objectives in these areas.

CERTAIN  RISKS  RELATING TO FUTURES  CONTRACTS  AND RELATED  OPTIONS.  There are
special risks involved in futures transactions.

VOLATILITY  AND LEVERAGE.  The prices of futures  contracts are volatile and are influenced,  among other things, by actual and anticipated changes in the market and interest rates,  which in turn are affected by fiscal and monetary  policies and national and international policies and economic events.

Most  futures  exchanges  limit the amount of  fluctuation  permitted in futures contract  prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's settlement  price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit  governs only price  movement  during a particular  trading day and  therefore  does not limit potential  losses,  because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have  occasionally  moved to the daily limit for  several  consecutive  trading  days  with  little  or no  trading,  thereby preventing  prompt  liquidation of futures positions and subjecting some futures traders to substantial losses.

Because  of the low  margin  deposits  required,  futures  trading  involves  an extremely  high  degree of  leverage.  As a result,  a  relatively  small  price movement in a futures  contract may result in immediate and substantial  loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value  of the  futures  contract  would  result  in a total  loss of the  margin deposit,  before any deduction for the  transaction  costs,  if the account were then  closed  out. A 15%  decrease  would  result in a loss equal to 150% of the original  margin  deposit,  if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures  contract.  However,  the Fund would  presumably  have  sustained comparable  losses if, instead of the futures  contract,  it had invested in the underlying financial instrument and sold it after the decline.  Furthermore,  in the case of a futures  contract  purchase,  in order to be certain that the Fund has sufficient assets to satisfy its obligations  under a futures contract,  the
Fund earmarks to the futures  contract cash or liquid  securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY.  The Fund may elect to close some or all of its futures  positions at any time  prior to their  expiration.  The Fund  would do so to reduce  exposure represented by long futures positions or increase exposure  represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's  position in the futures  contracts.
Final  determinations  of variation  margin would then be made,  additional cash would be  required  to be paid by or  released  to the Fund,  and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example,  stock index futures contracts can  currently  be  purchased  or sold with  respect to the S&P 500 Index on the
Chicago  Mercantile  Exchange,  the NYSE  Composite  Stock Index on the New York
Futures  Exchange  and the Value Line  Composite  Stock Index on the Kansas City
Board of Trade.  Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any  particular  contract at any  particular  time. In such event,  it might not be possible to close a futures  contract,  and in the event of adverse price  movements,  the Fund would  continue  to be  required  to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge portfolio  securities,  the Fund would continue to hold securities subject to the hedge until the futures  contracts  could be terminated.  In such circumstances,  an  increase  in the  price  of the  securities,  if any,  might partially or  completely  offset  losses on the futures  contract.  However,  as described below, there is no guarantee that the price of the securities will, in fact,  correlate  with the price  movements  in the  futures  contract  and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether,  when,  and how to hedge involves skill and judgment,  and even a  well-conceived  hedge may be  unsuccessful to some degree because of unexpected market behavior or market trends.  There are several risks in connection with the use by the Fund of futures contracts as a hedging device.
One risk arises because of the imperfect  correlation  between  movements in the prices of the futures and movements in the prices of the underlying  instruments which are the subject of the hedge. The Investment  Manager or Sub-Adviser will, however,  attempt to reduce this risk by entering into futures  contracts  whose movements,  in its judgment,  will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful  use of futures  contracts  by the Fund for hedging  purposes is also subject to the  Investment  Manager's  or  Sub-Adviser's  ability  to  correctly predict  movements in the direction of the market. It is possible that, when the
Fund has sold  futures to hedge its  portfolio  against a decline in the market, the index,  indices,  or  instruments  underlying  futures might advance and the value of the underlying  instruments held in the Fund's portfolio might decline.
If this were to occur,  the Fund would lose money on the  futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree,  the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge  against  the  possibility  of a decline in the market  (adversely affecting the underlying  instruments  held in its portfolio) and prices instead increased,  the Fund would lose part or all of the benefit of increased value of those  underlying  instruments  that  it  had  hedged,  because  it  would  have offsetting losses in its futures positions. In addition, in such situations,  if the Fund had insufficient cash, it might have to sell underlying  instruments to meet daily variation margin requirements.  Such sales of underlying  instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation,  or no correlation at all, between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit  requirements,  investors might close future contracts through  offsetting  transactions  which could  distort the normal  relationship between the  underlying  instruments  and futures  markets.  Second,  the margin requirements in the futures market are less onerous than margin  requirements in the  securities  markets,  and as a result the futures market might attract more
speculators  than  the  securities   markets  do.  Increased   participation  by
speculators in the futures market might also cause temporary price  distortions.
Due to the  possibility  of price  distortion  in the  futures  market  and also because  of the  imperfect  correlation  between  movements  in  the  underlying instruments  and  movements in the prices of futures  contracts,  even a correct forecast of general market trends by the Investment Manager or Sub-Adviser might not result in a successful hedging transaction over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option  position by writing or buying an  offsetting  option  covering  the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the  absence  of a  liquid  secondary  market  on an  exchange  include  the following:  (i) there may be insufficient  trading  interest in certain options;
(ii)  restrictions  may be imposed by an  exchange  on opening  transactions  or closing  transactions  or  both;  (iii)  trading  halts,  suspensions  or  other restrictions  may be imposed  with  respect to  particular  classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a  clearing  corporation  may not at all times be  adequate  to  handle  current trading  volume;  or (vi) one or more  exchanges  could,  for  economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options  on the  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange  would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated  trading activity or other unforeseen  events might not,  at  times,  render  certain  of the  facilities  of  any  of the  clearing corporations inadequate, and thereby result in the institution by an exchange of special  procedures  which may interfere with the timely execution of customers'
orders.

REGULATORY  LIMITATIONS.  The  Fund  will  engage  in  transactions  in  futures contracts and options thereon only for bona fide hedging,  yield enhancement and risk  management  purposes,  in each  case in  accordance  with  the  rules  and regulations of the CFTC.

The Fund may not enter into  futures  contracts  or  options  thereon  if,  with respect to positions which do not qualify as bona fide hedging under  applicable
CFTC rules,  either (i) the sum of the amounts of initial margin deposits on the
Fund's existing futures and premiums paid for options on futures would exceed 5%
of the  NAV of the  Fund  after  taking  into  account  unrealized  profits  and unrealized losses on any such contracts it has entered into; provided,  however, that in the case of an option that is in-the-money at the time of purchase,  the in-the-money  amount may be excluded in calculating  the 5% limitation;  or (ii)
the notional value of the futures contracts purchased from non-hedging  purposes is no greater than the liquidation value of the Fund's portfolio.

To the extent  necessary  to comply with  applicable  regulations,  in instances involving  the  purchase of futures  contracts  or call  options  thereon or the writing  of put  options  thereon  by the  Fund,  an  amount  of cash or  liquid securities,  equal to the market  value of the  futures  contracts  and  options thereon (less any related margin deposits),  will be identified in an account on the books of the Fund or with the Fund's  custodian  to cover the  position,  or alternative cover will be employed.

In addition,  CFTC  regulations may impose  limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies.  If the CFTC or other regulatory  authorities  adopt different  (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

PURCHASE AND SALE OF CURRENCY FUTURES  CONTRACTS AND RELATED  OPTIONS.  As noted
above,  a currency  futures  contract sale creates an obligation by the Fund, as seller,  to deliver  the amount of  currency  called  for in the  contract  at a specified  future  time for a  specified  price.  A  currency  futures  contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt,  in most instances the contracts  are closed out before the  settlement  date without the making or taking of delivery of the currency.  Closing out of a currency futures
contract  is  effected  by  entering  into  an   offsetting   purchase  or  sale
transaction.  Unlike a currency futures contract,  which requires the parties to buy and sell  currency on a set date, an option on a currency  futures  contract entitles  its holder to decide on or before a future date  whether to enter into such a  contract.  If the holder  decides  not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

SHORT  SALES -- The Fund may make short  sales  "against  the box," in which the
Fund enters into a short sale of a security it owns. In a short sale that is not
"against  the  box,"  the Fund  sells a  security  which  it does  not  own,  in anticipation  of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security  generally from the broker through which the short sale is made in order to make  delivery  to the  buyer.  The Fund must replace the security  borrowed by  purchasing it at the market price at the time of replacement.  The Fund is said to have a "short  position" in securities sold until it delivers them to the broker.

Short sales by the Fund that are not made "against the box" create opportunities to  increase  the Fund's  return but, at the same time,  involve  specific  risk considerations and may be considered a speculative technique.  Since the Fund in effect profits from a decline in the price of the securities  sold short without the need to invest the full purchase  price of the securities on the date of the short sale,  the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased,  and the amount  of any loss  increased,  by the  amount  of any  premium,  dividends  or interest  the Fund may be  required  to pay in  connection  with the short sale.
Short sales theoretically involve unlimited loss potential,  as the market price of  securities  sold  short  may  continually  increase,  although  the Fund may mitigate  such losses by replacing the  securities  sold short before the market price has increased  significantly.  Under adverse  market  conditions  the Fund might have  difficulty  purchasing  securities  to meet its short sale  delivery obligations,  and might have to sell  portfolio  securities to raise the capital necessary  to  meet  its  short  sale  obligations  at a time  when  fundamental investment considerations would not favor such sales.

If the Fund makes a short sale "against the box," the Fund would not immediately deliver the  securities  sold and would not receive the proceeds  from the sale.
The  seller is said to have a short  position  in the  securities  sold until it delivers  the  securities  sold,  at which time it receives  the proceeds of the sale. To secure its obligation to deliver  securities sold short,  the Fund will deposit in escrow in a separate  account  with the  Custodian an equal amount of the securities sold short or securities  convertible  into or  exchangeable  for such  securities.  The Fund can close out its short  position by purchasing  and delivering  an  equal  amount  of the  securities  sold  short,  rather  than by delivering  securities  already held by the Fund, because the Fund might want to continue  to  receive  interest  and  dividend  payments  on  securities  in its portfolio that are convertible into the securities sold short.

The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment  Manager or Sub-Adviser  believes that the price of a security  may  decline,  causing a decline in the value of a security owned by the Fund or a security  convertible  into or exchangeable  for such security. In such case, any future losses in the Fund's long position would be  reduced by a gain in the short  position.  The extent to which such gains or losses  in the  long  position  are  reduced  will  depend  upon the  amount  of securities  sold short  relative to the amount of the  securities the Fund owns, either directly or indirectly,  and, in the case where the Fund owns convertible securities,  changes in the  investment  values or  conversion  premiums of such securities.

In the view of the  Commission,  a short sale involves the creation of a "senior security"  as such term is defined in the 1940 Act,  unless the sale is "against the box" and the securities  sold short are placed in a segregated  account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is  "covered"  by placing in a  segregated  account  (not with the broker)
cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference  between the market value of the securities  sold short at the time of the  short  sale and any  such  collateral  required  to be deposited with a broker in connection  with the sale (not including the proceeds from the short  sale),  which  difference  is adjusted  daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity  securities  deposited with the broker and  otherwise  segregated  may not at any time be less than the market value of the  securities  sold short at the time of the short sale.  The Fund will comply with these requirements.

SWAPS,  CAPS,  FLOORS  AND  COLLARS -- The Fund may enter  into  interest  rate, securities  index,  commodity,  or  security  and  currency  exchange  rate swap agreements  for  any  lawful  purpose  consistent  with  the  Fund's  investment objective,  such as for the  purpose  of  attempting  to  obtain or  preserve  a particular desired return or spread at a lower cost to the Fund than if the Fund had invested  directly in an  instrument  that  yielded  that desired  return or spread.  The Fund also may  enter  into  swaps in order to  protect  against  an increase  in the  price  of,  or  the  currency  exchange  rate  applicable  to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party  contracts  entered into primarily by institutional  investors for periods  ranging  from a few  weeks  to  several  years.  In a  standard  "swap"
transaction,  two parties  agree to exchange  the returns (or  differentials  in rates of return) earned or realized on particular  predetermined  investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are  calculated  with  respect to a "notional  amount,"  i.e.,  the return on or increase  in  value of a  particular  dollar  amount  invested  at a  particular interest rate, in a particular foreign currency,  or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which,  in return for a premium,  one party agrees to make payments to the other to the extent that  interests  rates  exceed a specified  rate,  or "cap";
interest rate floors under which,  in return for a premium,  one party agrees to make  payments  to the other to the  extent  that  interest  rates  fall below a specified  level,  or "floor";  and interest rate  collars,  under which a party sells a cap and  purchases  a floor,  or vice  versa,  in an  attempt to protect itself  against  interest  rate  movements  exceeding  given  minimum or maximum levels.

The  "notional  amount"  of the swap  agreement  is the  agreed  upon  basis for calculating the obligations  that the parties to a swap agreement have agreed to exchange.  Under most swap agreements  entered into by the Fund, the obligations of the parties  would be exchanged on a "net  basis."  Consequently,  the Fund's obligation  (or rights) under a swap  agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative value of the positions  held by each party to the agreement  (the "net amount").
The Fund's  obligation  under a swap  agreement  will be accrued  daily  (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty  will be covered by the maintenance of a segregated  account consisting of cash or liquid securities.

Whether the Fund's use of swap  agreements  will be successful in furthering its investment  objective  will  depend,  in  part,  on the  Investment  Manager  or
Sub-Adviser's  ability to predict correctly whether certain types of investments are likely to produce  greater returns than other  investments.  Swap agreements may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  Certain  restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

The Fund will enter swap agreements only with counterparties that the Investment
Manager or Sub-Adviser  reasonably  believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual  remedies (which may be limited by bankruptcy,  insolvency or similar laws) pursuant to the  agreements  related to the transaction.

SPREAD  TRANSACTIONS  -- The Fund  may  purchase  covered  spread  options  from
securities   dealers.   Such   covered   spread   options   are  not   presently
exchange-listed  or  exchange-traded.  The purchase of a spread option gives the
Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own,  but  which is used as a  benchmark.  The  risk to the  Fund in  purchasing covered spread options is the cost of the premium paid for the spread option and any  transaction  costs.  In  addition,  there  is  no  assurance  that  closing transactions  will be available.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing  credit quality  spreads,
i.e., the yield spread between high quality and lower quality  securities.  Such protection is only provided during the life of the spread option.

HYBRID  INSTRUMENTS  -- Hybrid  instruments  combine  the  elements  of  futures contracts  or  options  with  those of debt,  preferred  equity or a  depositary instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity  securities  index.  Hybrid  Instruments  may take a  variety  of  forms, including,  but not limited  to, debt  instruments  with  interest or  principal payments or redemption  terms determined by reference to the value of a currency or commodity  at a future point in time,  preferred  stock with  dividend  rates determined by reference to the value of a currency,  or  convertible  securities with the  conversion  terms  related  to a  particular  commodity.  The risks of investing  in  Hybrid  Instruments  reflect  a  combination  of the  risks  from investing in securities,  futures and currencies,  including volatility and lack of  liquidity.  Reference  is made to the  discussion  of  futures  and  forward contracts in this Statement of Additional  Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency  may  not  move in the  same  direction  or at the  same  time.  Hybrid
Instruments  may bear  interest or pay  preferred  dividends at below market (or even relatively  nominal)  rates. In addition,  because the purchase and sale of
Hybrid  Instruments  could  take  place in an  over-the-counter  market  or in a private  transaction  between the Fund and the seller of the Hybrid  Instrument, the  creditworthiness  of the contract party to the transaction  would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to  regulation  of the CFTC,  which  generally  regulates the trading of commodity futures by U.S.  persons,  the SEC, which regulates the offer and sale of  securities  by and to U.S.  persons,  or any other  governmental  regulatory authority.

LENDING OF  PORTFOLIO  SECURITIES  -- For the  purpose of  realizing  additional income, the Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets.  Securities loans are made to  broker/dealers, institutional  investors, or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the  value of the  securities  lent  marked  to  market  on a daily  basis.  The collateral received will consist of cash, U.S. Government securities, letters of credit  or such  other  collateral  as may be  permitted  under  its  investment program.  While the securities are being lent, the Fund will continue to receive the  equivalent  of  the  interest  or  dividends  paid  by  the  issuer  on the securities,  as well as interest on the  investment  of the  collateral or a fee from  the  borrower.  The  Fund has a right to call  each  loan and  obtain  the securities  on five  business  days' notice or, in  connection  with  securities trading on foreign  markets,  within such longer period of time which  coincides with the normal  settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being lent,  but it will call a loan in  anticipation  of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral should the borrower fail financially.  Loans will only be made to persons deemed by the Investment  Manager or Sub-Adviser to be of good standing and will not be made  unless,  in the judgment of the  Investment  Manager or  Sub-Adviser,  the consideration to be earned from such loans would justify the risk.

LEVERAGE -- The Fund may use leverage.  Leveraging  creates an  opportunity  for increased net income but, at the same time, creates special risk considerations.
For example,  leveraging may exaggerate  changes in the NAV of the Fund's shares and in the  yield  on the  Fund's  portfolio.  Although  the  principal  of such borrowings will be fixed,  the Fund's assets may change in value during the time the  borrowing  is  outstanding.  Since  any  decline  in  value  of the  Fund's investments will be borne entirely by the Fund's  shareholders (and not by those persons  providing  the  leverage  to the  Fund),  the effect of  leverage  in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged.  Leveraging  will create  interest  expenses for the Fund,  which can exceed  the  investment  return  from the  borrowed  funds.  To the  extent  the investment return derived from securities  purchased with borrowed funds exceeds the  interest the Fund will have to pay,  the Fund's  investment  return will be greater than if leveraging were not used.  Conversely,  if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

FIXED INCOME  SECURITIES -- Yields on short,  intermediate,  and long-term fixed income  securities are dependent on a variety of factors,  including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the  obligation,  and the rating of the issue.  Debt securities with longer  maturities  tend to produce  higher yields and are generally  subject to potentially greater capital  appreciation and depreciation than obligations with shorter  maturities  and lower  yields.  The  market  prices of debt  securities usually vary,  depending  upon available  yields.  An increase in interest rates will  generally  reduce  the value of  portfolio  investments,  and a decline in interest rates will generally increase the value of portfolio  investments.  The ability of the Fund to achieve its  investment  objectives is also  dependent on the continuing  ability of the issuers of the debt  securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

HIGH YIELD  SECURITIES -- Low-rated and  comparable  unrated  securities,  while generally offering higher yields than  investment-grade  securities with similar maturities,  involve  greater  risks,  including the  possibility  of default or bankruptcy.  They are regarded as predominantly  speculative with respect to the issuer's  capacity  to pay  interest  and  repay  principal.  The  special  risk considerations  in connection  with such  investments are discussed  below.  See
Appendix A of this  Statement of  Additional  Information  for a  discussion  of securities ratings.

The low-rated and comparable  unrated  securities  market is relatively new, and its growth  paralleled a long economic  expansion.  As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged  economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing  securities typically experience appreciation when interest rates decline and  depreciation  when interest  rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments  to a greater extent than do higher-rated  securities,  which react primarily to fluctuations in the general level of interest rates.  Low-rated and comparable  unrated  securities  also  tend to be  more  sensitive  to  economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than  securities  in the  higher-rated  categories.  During an economic  downturn  or a  sustained  period of  rising  interest  rates,  highly leveraged issuers of low-rated and comparable  unrated securities may experience financial  stress and may not have  sufficient  revenues  to meet their  payment obligations.  The issuer's  ability to service its debt  obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts,  or the unavailability of additional financing.  The  risk of loss due to  default  by an  issuer  of  low-rated  and
comparable  unrated   securities  is  significantly   greater  than  issuers  of
higher-rated  securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted,  the Fund might incur additional expenses to seek  recovery.  Periods  of  economic  uncertainty  and  changes  would also generally  result in increased  volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund's NAV.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest  payments of rated securities.  They do not, however,  evaluate the market value risk of low-rated and comparable unrated securities and, therefore,
may  not  fully  reflect  the  true  risks  of  an   investment.   In  addition,
credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the  condition of the issuer that affect the market value  of  the  security.  Consequently,  credit  ratings  are  used  only  as a preliminary  indicator of  investment  quality.  Investments  in  low-rated  and comparable  unrated  securities will be more dependent on the Investment Manager or  Sub-Adviser's  credit  analysis than would be the case with  investments  in investment-grade debt securities.  The Investment Manager or Sub-Adviser employs its own credit  research and analysis,  which includes a study of existing debt, capital  structure,  ability to service debt and to pay dividends,  the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings.  The Investment Manager or Sub-Adviser  monitors the investments in the Fund's portfolio and carefully  evaluates whether to dispose of or to retain low-rated  and  comparable  unrated  securities  whose credit  ratings or credit quality may have changed.

The Fund may have  difficulty  disposing  of certain  low-rated  and  comparable unrated  securities  because  there  may  be a  thin  trading  market  for  such securities.  Because  not all  dealers  maintain  markets in all  low-rated  and comparable unrated  securities,  there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited  number of dealers  or  institutional  investors.  To the extent a secondary  trading market does exist,  it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an  adverse  impact on the market  price of the  security.  As a result, the Fund's asset value and ability to dispose of particular  securities, when  necessary to meet a Series'  liquidity  needs or in response to a specific economic  event,  may be  affected.  The lack of a liquid  secondary  market for certain  securities  may also  make it more  difficult  for the  Fund to  obtain accurate  market  quotations  for  purposes of valuing such  securities.  Market quotations  are generally  available on many  low-rated and  comparable  unrated issues only from a limited number of dealers and may not  necessarily  represent firm bids of such  dealers or prices for actual  sales.  During  periods of thin trading,  the  spread  between  bid and  asked  prices  is  likely  to  increase significantly. In addition, adverse publicity and investor perceptions,  whether or not based on fundamental  analysis,  may decrease the values and liquidity of low-rated and  comparable  unrated  securities,  especially  in a  thinly-traded market.

Recent  legislation has been adopted and from time to time,  proposals have been discussed  regarding  new  legislation  designed  to  limit  the use of  certain low-rated and comparable  unrated  securities by certain issuers.  An example of legislation is a recent law which requires  federally  insured  savings and loan associations  to divest their  investment  in these  securities  over time.  New legislation could further reduce the market because such legislation, generally, could  negatively  affect the  financial  condition of the issuers of high-yield securities,  and  could  adversely  affect  the  market  in  general.  It is not currently  possible to determine  the impact of the recent  legislation  on this market.  However, it is anticipated that if additional legislation is enacted or proposed,  it  could  have a  material  effect  on the  value of  low-rated  and comparable  unrated  securities and the existence of a secondary  trading market for the securities.

U.S.  GOVERNMENT  OBLIGATIONS  -- The Fund may invest in  obligations  issued or guaranteed  by the U.S.  Government,  its agencies or  instrumentalities.  These obligations  may or may not be  backed by the "full  faith  and  credit"  of the
United States. In the case of securities not backed by the full faith and credit of the United  States,  the Fund must look  principally  to the  federal  agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim  against the United States itself in the event the agency or instrumentality  does not meet its commitments.  Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include,  but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Services, each of which has the right to borrow from the U.S.  Treasury  to meet its  obligations, and  obligations  of the Federal  Farm Credit  System and the Federal  Home Loan
Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include  obligations of the  Government  National  Mortgage
Association, the Farmers Home Administration, and the Export-Import Bank.

INVESTMENT RESTRICTIONS

The  Fund  operates  within  certain  fundamental  policies.  These  fundamental policies  may not be changed  without  the  approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the  outstanding  shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding  voting shares.  Other restrictions  in the form of  operating  policies  are  subject to change by the
Fund's  Board  of  Directors  without  shareholder   approval.   Any  investment
restrictions that involve a maximum percentage of securities or assets shall not be  considered  to be  violated  unless an  excess  over the  percentage  occurs immediately  after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Calculation of the Fund's total assets for compliance with  any of the  following  fundamental  or  operating  policies  or any  other investment  restrictions  set forth in the Fund's  prospectus  or  Statement  of
Additional  Information will not include cash collateral held in connection with the Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Fund are:

1.  PERCENT  LIMIT ON ASSETS  INVESTED IN ANY ONE ISSUER Not to invest more than
    5% of its total  assets in the  securities  of any one  issuer  (other  than obligations  of, or  guaranteed  by, the U.S.  Government,  its agencies and instrumentalities);  provided that this limitation applies only with respect to 75% of the Fund's total assets.

2.  PERCENT  LIMIT  ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER  Not to  purchase  a security  if, as a result,  with  respect  to 75% of the value of the Fund's total  assets,  more than 10% of the  outstanding  voting  securities of any issuer  would  be  held  by the  Fund  (other  than  obligations  issued  or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.  UNDERWRITING  Not to act as  underwriter  of  securities  issued by  others, except to the extent that the Fund may be considered an  underwriter  within the meaning of the Securities  Act of 1933 in the  disposition of restricted securities.

4.  INDUSTRY CONCENTRATION Not to invest in an amount equal to, or in excess of,
    25% or more of the Fund's total assets in a particular  industry (other than securities of the U.S. Government, its agencies or instrumentalities).

5.  REAL ESTATE Not to purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments (but this shall not prevent the Fund from  investing in securities or other  instruments  backed by real estate or securities of companies engaged in the real estate business).

6.  COMMODITIES  Not to purchase or sell physical  commodities,  except that the
    Fund may enter into futures contracts and options thereon.

7.  LOANS Not to lend any security or make any other loan if, as a result,  more than 33 1/3% of the  Fund's  total  assets  would be lent to other  parties, except, (i) through the purchase of a portion of an issue of debt securities in  accordance  with its  investment  objectives  and  policies,  or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.  BORROWING Not to borrow in excess of 33 1/3% of the Fund's total assets.

9.  SENIOR SECURITIES Not to issue senior securities,  except as permitted under the 1940 Act.

For the purposes of fundamental  policies two and four above,  each governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the guarantor.  For the purpose of fundamental  policy four, industries are determined by reference to the  classifications of industries set forth in the Fund's semiannual and annual reports.

OPERATING POLICIES -- The operating policies of the Fund are:

1.  LOANS The Fund may not lend assets other than  securities to other  parties.
    (This  limitation  does not  apply to  purchases  of debt  securities  or to repurchase agreements.)

2.  BORROWING  The Fund may not  borrow  money or  securities  for any  purposes except that  borrowing up to 10% of the Fund's total assets from  commercial banks is permitted for emergency or temporary purposes.

3.  OPTIONS The Fund may buy and sell  exchange-traded and  over-the-counter put and call options,  including  index options,  securities  options,  currency options and options on futures, provided that a call or put may be purchased only if after such  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total  assets.  The Fund may write only covered put and call options.

4.  OIL AND GAS PROGRAMS The Fund may not invest in oil, gas, or mineral  leases or other mineral exploration, or development of programs.

5.  INVESTMENT  COMPANIES  Except in  connection  with a merger,  consolidation, acquisition,  or  reorganization,  the Fund may not invest in  securities of other investment companies, except in compliance with the 1940 Act.

6.  CONTROL OF PORTFOLIO  COMPANIES The Fund may not invest in companies for the purpose of exercising management or control.

7.  MARGINS The Fund does not intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are  necessary for the clearance of  transactions,  and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

8.  LIQUIDITY  The Fund  may  invest  up to 15% of its net  assets  in  illiquid securities  which are securities  that may not be sold or disposed of in the ordinary course of business within seven days at approximately  the value at which the Fund was valuing the security.

OFFICERS AND DIRECTORS

The officers and directors of the Fund and their  principal  occupations  for at least the last five years are as follows.

NAME, ADDRESS, POSITIONS HELD WITH THE FUND AND PRINCIPAL OCCUPATIONS DURING THE
PAST FIVE YEARS

DONALD A. CHUBB, JR.** (56)
---------------------------
(Birth Date:  December 14, 1946)
2222 SW 29th Street, Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1994
PRINCIPAL  OCCUPATIONS--Business  broker,  Griffith & Blair  Realtors.  Prior to
  1997, Manager, Star Sign, Inc.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS(SM) COMPLEX--38

PENNY A. LUMPKIN** (63)
-----------------------
(Birth Date:  August 20, 1939)
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1993
PRINCIPAL  OCCUPATIONS--President,  Vivian's Gift Shop (Corporate Retail).  Vice
  President,   Palmer  Companies,  Inc.  (Small  Business  and  Shopping  Center
  Development),  PLB (Real Estate Equipment  Leasing),  and Town Crier (Retail).
  Prior  to  1999,  Vice  President  and  Treasurer,  Palmer  News,  Inc.;  Vice
  President, M/S News, Inc. and Secretary,  Kansas City Periodicals and prior to
  2002,  Vice  President  Bellaire  Shopping  Center  (Managing and Leasing) and
  Partner, Goodwin Enterprises (Retail).
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

MARK L. MORRIS, JR.** (68)
--------------------------
(Birth Date:  February 3, 1934)
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1991
PRINCIPAL OCCUPATIONS--Independent  Investor, Morris Co. (personal investments).
  Former  General  Partner,  Mark Morris  Associates  (Veterinary  Research  and
  Education).
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

MAYNARD F. OLIVERIUS (59)
-------------------------
(Birth Date:  December 18, 1943)
1500 SW 10th Avenue, Topeka, Kansas 66604
POSITION HELD WITH THE FUND--Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1998
PRINCIPAL  OCCUPATIONS--President  and Chief  Executive  Officer,  Stormont-Vail
  HealthCare.

NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

The following  officers and directors are interested persons of the Fund. Unless otherwise noted, the address of each of the following  officers and directors is
One Security Benefit Place, Topeka, Kansas 66636-0001.

JOHN D. CLELAND* (66)
---------------------
(Birth Date:  May 1, 1936)
POSITION HELD WITH THE FUND--Chairman of the Board and Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1991 (Director) and since February,  2000 (Chairman of the Board)
PRINCIPAL OCCUPATIONS--Retired. Prior to January 1, 2003, Senior Vice President,
  Security Benefit Group, Inc. and Security Benefit Life Insurance Company.
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

JAMES R. SCHMANK* (49)
----------------------
(Birth Date:  February 21, 1953)
POSITION HELD WITH THE FUND--President and Director
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1997 (Director) and since February, 2000 (President)
PRINCIPAL  OCCUPATIONS--President  and Managing Member Representative,  Security
  Management Company,  LLC; Senior Vice President,  Security Benefit Group, Inc.
  and Security Benefit Life Insurance Company; Director,  Security Distributors,
  Inc.;  Director  and  Treasurer,   First  Advantage  Insurance  Agency,  Inc.;
  Director, Vice President and Treasurer,  First Security Benefit Life Insurance
  and Annuity Company of New York
NUMBER OF PORTFOLIOS OVERSEEN IN SECURITY FUNDS COMPLEX--38

STEVEN M. BOWSER (43)
---------------------
(Birth Date:  February 11, 1960)
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
  Management Company, LLC; Vice President and Senior Portfolio Manager, Security
  Benefit Group, Inc. and Security Benefit Life Insurance Company.
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified.
LENGTH OF TIME SERVED--since 2003.

MARK LAMB (43)
--------------
(Birth Date: February 3, 1960)
POSITION HELD WITH THE FUND--Vice President
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 2003
PRINCIPAL OCCUPATIONS--Vice President and Portfolio Manager, Security Management
  Company, LLC, Security Benefit Group, Inc. and Security Benefit Life Insurance
  Company.

TERRY A. MILBERGER (54)
-----------------------
(Birth Date:  March 10, 1948)
POSITION HELD WITH THE FUND--Vice President
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1982
PRINCIPAL  OCCUPATIONS--Senior  Vice  President  and Senior  Portfolio  Manager,
  Security  Management  Company,  LLC; Senior Vice President,  Security  Benefit
  Group, Inc. and Security Benefit Life Insurance Company.

MARK MITCHELL (38)
------------------
(Birth Date:  August 24, 1964)
POSITION HELD WITH THE FUND--Vice President
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 2003
PRINCIPAL OCCUPATIONS--Vice President and Portfolio Manager, Security Management
  Company, LLC.

AMY J. LEE (42)
---------------
(Birth Date:  June 5, 1961)
POSITION HELD WITH THE FUND--Secretary
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since 1987
PRINCIPAL  OCCUPATIONS--Secretary,   Security  Management  Company,  LLC,  First
  Advantage  Insurance Agency,  Inc.,  Security Financial  Resources  Collective
  Investments,  LLC and Security Distributors,  Inc.; Vice President,  Associate
  General  Counsel and Assistant  Secretary,  Security  Benefit Group,  Inc. and
  Security Benefit Life Insurance Company.

BRENDA M. HARWOOD (39)
----------------------
(Birth Date:  November 3, 1963)
POSITION HELD WITH THE FUND--Treasurer
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May, 1998
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
  Management  Company,  LLC;  Assistant Vice President,  Security Benefit Group,
  Inc. and Security Benefit Life Insurance Company; Vice President and Director,
  Security Distributors, Inc.

CINDY L. SHIELDS (36)
---------------------
(Birth Date:  June 5, 1967)
POSITION HELD WITH THE FUND--Vice President
TERM OF OFFICE--Until  the next annual meeting or until her successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May 1998
PRINCIPAL  OCCUPATIONS--Vice  President  -  Head  of  Equity  Asset  Management,
  Security  Management  Company,  LLC, Security Benefit Group, Inc. and Security
  Benefit Life Insurance Company.

JAMES P. SCHIER (45)
--------------------
(Birth Date:  December 28, 1957)
POSITION HELD WITH THE FUND--Vice President
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May 1998
PRINCIPAL  OCCUPATIONS--Vice  President and Senior Portfolio  Manager,  Security
  Management  Company,  LLC; Vice President,  Security  Benefit Group,  Inc. and
  Security  Benefit Life Insurance  Company.  Prior to February 1997,  Assistant
  Vice President and Senior Research Analyst, Security Management Company, LLC.

CHRISTOPHER D. SWICKARD (37)
----------------------------
(Birth Date: October 9, 1965)
POSITION HELD WITH THE FUND--Assistant Secretary
TERM OF OFFICE--Until  the next annual meeting or until his successor shall have been duly elected and qualified
LENGTH OF TIME SERVED--since May 1996
PRINCIPAL  OCCUPATIONS--Assistant  Secretary,  Security Management Company, LLC;
  Second Vice President and Assistant Counsel,  Security Benefit Group, Inc. and
  Security Benefit Life Insurance Company.

 *These  directors are deemed to be  "interested  persons" of the Fund under the
  1940 Act, as amended,  by reason of their positions with the Fund's Investment
  Manager and/or the parent of the Investment Manager.

**These  directors  serve on the Fund's  joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting functions for the Fund and other Security Funds.

The  directors  and officers of the Fund hold  identical  offices in each of the other funds managed by the Investment Manager,  with the exceptions noted below.
Mr.  Bowser,  Mr. Lamb,  Mr.  Milberger,  Mr.  Mitchell and Ms. Shields are Vice
President  only of  Security  Equity Fund and SBL Fund;  and Mr.  Schier is Vice
President  only of Security  Equity  Fund,  SBL Fund and Security Mid Cap Growth
Fund.  Ms. Lee holds  identical  offices  for the Fund's  distributor,  Security
Distributors,  Inc., Mr.  Schmank serves as Director,  and Ms. Harwood serves as
Director and Vice President of the Distributor.

COMMITTEES

The Board of Directors has an Audit  Committee,  the purpose of which is to meet with the  independent  auditors,  to  review  the work of the  auditors,  and to oversee the  handling  by Security  Management  Company,  LLC of the  accounting functions for the Fund and other Security Funds.  The Audit Committee  currently consists of Messrs.  Chubb,  Morris and  Oliverius  and Ms.  Lumpkin.  The Audit
Committee held two meetings during the fiscal year ended September 30, 2002.

REMUNERATION OF DIRECTORS AND OTHERS

The Fund's directors, except those directors who are "interested persons" of the
Fund,  receive from Security  Equity Fund an annual retainer of $2,083 and a fee of $3,500 per meeting,  plus  reasonable  travel costs,  for each meeting of the board  attended.  In addition,  certain  directors who are members of the Fund's joint audit committee  receive a fee of $2,000 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended. The Fund pays its respective share of directors' fees, audit committee fees and travel costs based on relative net assets of the Fund and the other Security Funds.

The Investment Manager compensates its officers and directors who may also serve as  officers  or  directors  of the Fund.  The Fund does not pay any fees to, or reimburse expenses of, directors who are considered  "interested persons" of the
Fund.  The  aggregate  compensation  paid by the  Fund to each of the  directors during the fiscal year ended September 30, 2002, and the aggregate  compensation paid to each of the  directors  during  calendar  year  2002 by all seven of the registered  investment  companies  to  which  the  Investment  Manager  provides investment advisory services  (collectively,  the "Security Fund Complex"),  are set  forth  below.  Each of the  directors  is a  director  of each of the other registered investment companies in the Security Fund Complex.

-------------------------------------------------------------------------------
                          AGGREGATE
                         COMPENSATION      ESTIMATED
                         ------------       ANNUAL             TOTAL
                           SECURITY        BENEFITS      COMPENSATION FROM THE
NAME OF DIRECTOR            EQUITY           UPON        SECURITY FUND COMPLEX,
OF THE FUND                  FUND         RETIREMENT      INCLUDING THE FUND
-------------------------------------------------------------------------------
Donald A. Chubb, Jr.         $3,958           $0               $47,500
-------------------------------------------------------------------------------
John D. Cleland                   0            0                     0
-------------------------------------------------------------------------------
Penny A. Lumpkin              3,958            0                47,500
-------------------------------------------------------------------------------
Mark L. Morris, Jr.           3,958            0                47,500
-------------------------------------------------------------------------------
Maynard Oliverius             3,583            0                43,000
-------------------------------------------------------------------------------
James R. Schmank                  0            0                     0
-------------------------------------------------------------------------------

PRINCIPAL HOLDERS OF SECURITIES

On June 1, 2003,  the Fund's  officers and directors  (as a group)  beneficially owned less than one percent of the total  outstanding  shares of the Fund. As of
June 1, 2003, no person owned, of record and beneficially, 5% or more of a class of the Fund's outstanding securities.

DIRECTORS' OWNERSHIP OF SECURITIES

As of June 1, 2003, the Directors of the Fund did not beneficially own shares of the Fund and  beneficially  owned  shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

=======================================================================================
                                                                    AGGREGATE DOLLAR
                                                                     RANGE OF EQUITY
                                                                    SECURITIES IN ALL
                                                 DOLLAR RANGE     REGISTERED INVESTMENT
                                                  OF EQUITY       COMPANIES OVERSEEN BY
                                                  SECURITIES      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR       NAME OF FUND                IN FUND        INVESTMENT COMPANIES
---------------------------------------------------------------------------------------
Donald A. Chubb, Jr.   Security Equity Fund,
                       Select 25 Series        $10,001-$50,000        Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Equity Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Global Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Income Fund,      $1-$10,000
                       Diversified Income
                       Series
                       ----------------------------------------------------------------
                       Security Cash Fund         $1-$10,000
                       ----------------------------------------------------------------
                       Security Mid
                       Cap Growth Fund         $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Large
                       Cap Value Fund             $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,      $1-$10,000
                       Small Cap Growth
                       Series
                       ----------------------------------------------------------------
                       SBL Fund, Large
                       Cap Value Series           $1-$10,000
                       ----------------------------------------------------------------
                       SBL Fund, Social
                       Awareness Series           $1-$10,000
                       ----------------------------------------------------------------
                       SBL Fund,
                       Equity Series           $10,001-$50,000
---------------------------------------------------------------------------------------
Penny A. Lumpkin       Security Equity Fund,
                       Select 25 Series           $1-$10,000        $50,001-$100,000
                       ----------------------------------------------------------------
                       Security Mid
                       Cap Growth Fund            $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Equity Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Municipal
                       Bond Fund                  $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Global Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Income Fund,      $1-$10,000
                       Diversified Income
                       Series
                       ----------------------------------------------------------------
                       Security Large
                       Cap Value Fund             $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Mid Cap Value Series       $1-$10,000
                       ----------------------------------------------------------------
                       Security Cash Fund         $1-$10,000
                       ----------------------------------------------------------------
                       SBL Fund, Large
                       Cap Value Series           $1-$10,000
---------------------------------------------------------------------------------------
Mark L. Morris, Jr.    Security Income Fund,
                       Diversified Income
                       Series                  $10,001-$50,000        Over $100,000
                       ----------------------------------------------------------------
                       Security Mid
                       Cap Growth Fund         $50,001-$100,000
---------------------------------------------------------------------------------------
Maynard Oliverius      SBL Fund, Small
                       Cap Value Series        $10,001-$50,000        Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Select 25 Series        $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Income Fund,
                       Capital Preservation
                       Series                   Over $100,000
=======================================================================================

As of June 1, 2003, the following directors who are "interested  persons" of the
Fund did not beneficially  own shares of the Fund and beneficially  owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

=======================================================================================
                                                                    AGGREGATE DOLLAR
                                                                     RANGE OF EQUITY
                                                                    SECURITIES IN ALL
                                                 DOLLAR RANGE     REGISTERED INVESTMENT
                                                   OF EQUITY      COMPANIES OVERSEEN BY
                                                  SECURITIES      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR       NAME OF FUND                IN FUND         INVESTMENT COMPANIES
---------------------------------------------------------------------------------------
James R. Schmank       Security Equity Fund,
                       Equity Series            Over $100,000         Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Global Series            Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Large Cap Growth
                       Series                     $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Select 25 Series        $50,001-$100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Small Cap Growth
                       Series                  $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Mid
                       Cap Growth Fund          Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Mid Cap Value Series     Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Technology Series          $1-$10,000
                       ----------------------------------------------------------------
                       Security Cash Fund         $1-$10,000
                       ----------------------------------------------------------------
                       Security Municipal
                       Bond Fund                  $1-$10,000
---------------------------------------------------------------------------------------
John D. Cleland        Security Equity Fund,
                       Equity Series           $10,001-$50,000        Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Select 25 Series        $50,001-$100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Mid Cap Value Series     Over $100,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Global Series           $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Cash Fund         $1-$10,000
                       ----------------------------------------------------------------
                       Security Equity Fund,
                       Technology Series       $10,001-$50,000
                       ----------------------------------------------------------------
                       Security Equity Fund,   $10,001-$50,000
                       Small Cap Growth
                       Series
                       ----------------------------------------------------------------
                       Security Large
                       Cap Value Fund             $1-$10,000
                       ----------------------------------------------------------------
                       Security Mid Cap
                       Growth Fund             $10,001-$50,000
=======================================================================================

HOW TO PURCHASE SHARES

Investors  may purchase  shares of the Fund through  authorized  dealers who are members  of the NASD.  The  minimum  initial  investment  is $100.  The  minimum subsequent  investment  is $100 unless made through an  Accumulation  Plan which allows for  subsequent  investments  of $20 as described in the  prospectus.  An application may be obtained from the Investment Manager.

Orders for the  purchase of shares of the Fund will be  confirmed at an offering price equal to the NAV per share next  determined  after receipt of the order in proper form by Security Distributors,  Inc. (the "Distributor") (generally as of the close of the  Exchange  on that  day)  plus the sales  charge in the case of
Class A shares.  Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor  prior to the close of its business day will be  confirmed at the  offering  price  effective as of the close of the
Exchange on that day.  Dealers and other financial  services firms are obligated to transmit orders promptly.

The Fund  reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

As a convenience to investors and to save operating expenses,  the Fund does not issue certificates for Fund shares.

ALTERNATIVE PURCHASE OPTIONS -- The Fund offers three classes of shares:

CLASS A SHARES -  FRONT-END  LOAD  OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales charge of 1% for one year).

CLASS B SHARES - BACK-END  LOAD OPTION.  Class B shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically  convert  to  Class A  shares  at the  end of  eight  years  after purchase.

CLASS C SHARES - LEVEL  LOAD  OPTION.  Class C shares  are sold  without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

CLASS A SHARES -- Class A shares are offered at NAV plus an initial sales charge as follows:

==========================================================================================
                                                          SALES CHARGE
                                      ----------------------------------------------------
                                                                               PERCENTAGE
AMOUNT OF PURCHASE                    PERCENTAGE OF      PERCENTAGE OF NET     REALLOWABLE
AT OFFERING PRICE                     OFFERING PRICE      AMOUNT INVESTED      TO DEALERS
------------------------------------------------------------------------------------------
Less than $50,000                         5.75%                6.10%              5.00%
------------------------------------------------------------------------------------------
$50,000 but less than $100,000            4.75                 4.99               4.00
------------------------------------------------------------------------------------------
$100, 000 but less than $250,000          3.75                 3.90               3.00
------------------------------------------------------------------------------------------
$250,000 but less than $500,000           2.75                 2.83               2.25
------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000         2.00                 2.04               1.75
------------------------------------------------------------------------------------------
$1,000,000 and over                       None                 None            (See below)
==========================================================================================

The  Underwriter  will pay a commission to dealers on purchases of $1,000,000 or more as  follows:  1.00%  on  sales  up to  $5,000,000,  plus  0.50% on sales of
$5,000,000 or more up to $10,000,000,  and 0.10% on any amount of $10,000,000 or more.  The  Underwriter  may also pay a  commission  of up to 1% to dealers  who initiate  or are  responsible  for  purchases  of  $500,000  or more by  certain retirement  plans as  described  under  "Purchases  at Net  Asset  Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

The  Investment  Manager may, at its  expense,  pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating  to the volume of their sales of Class A shares of the Fund and certain other Security  Funds during prior periods and certain other factors,  including providing to their clients who are  shareholders  of the Fund certain  services,
which  include  assisting  in  maintaining  records,   processing  purchase  and
redemption   requests   and   establishing   shareholder   accounts,   assisting
shareholders in changing  account  options or enrolling in specific  plans,  and
providing   shareholders  with  information   regarding  the  Fund  and  related
developments.  Service fees are paid  quarterly and may be  discontinued  at any time.

As discussed in the  prospectus,  the Fund has adopted a  Distribution  Plan for their  Class A shares  pursuant  to Rule  12b-1  under  the 1940  Act.  The Plan authorizes  the Fund to pay an  annual  fee to the  Distributor  of 0.25% of the average  daily  NAV of the  Class  A  shares  of the  Fund  to  finance  various activities  relating  to the  distribution  of such shares to  investors.  These expenses include, but are not limited to, the payment of compensation (including
compensation  to  securities  dealers  and  other  financial   institutions  and
organizations)  to obtain various  administrative  services for the Fund.  These services  include,  among  other  things,  processing  new  shareholder  account applications  and serving as the primary  source of  information to customers in answering questions concerning the Fund and their transactions with the Fund.

Amounts paid by the Fund are currently  used to pay dealers and other firms that make Class A shares  available  to their  customers  a service  fee for  account maintenance  and personal  service to  shareholders.  The service fee is payable quarterly  in the amount of 0.25%,  on an annual  basis,  of  Aggregate  Account
Value.  "Aggregate  Account  Value" is the average daily NAV of Class A accounts opened  after July 31,  1990 that were sold by such  dealers and other firms and remain  outstanding  on the  books of the Fund.  (Service  fees are paid only on
Aggregate  Account  Value of $100,000 or more.) The service fee may also be used to pay for  sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

CLASS B SHARES -- Class B shares are  offered at NAV,  without an initial  sales charge. With certain exceptions,  the Fund may impose a deferred sales charge on shares  redeemed  within five years of the date of purchase.  No deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge  will depend on the number of years  since the  investor  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                  ===========================================
                  YEAR SINCE PURCHASE     CONTINGENT DEFERRED
                   PAYMENT WAS MADE          SALES CHARGE
                  -------------------------------------------
                         First                    5%
                        Second                    4%
                         Third                    3%
                        Fourth                    3%
                         Fifth                    2%
                  Sixth and Following             0%
                  ===========================================

Class B shares (except shares  purchased  through the  reinvestment of dividends and other  distributions paid with respect to Class B shares) will automatically convert,  on the eighth  anniversary of the date such shares were purchased,  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment
Manager.)  All shares  purchased  through  reinvestment  of dividends  and other distributions paid with respect to Class B shares  ("reinvestment  shares") will be considered to be held in a separate subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher expenses borne by Class B shares.  Because the NAV per share of the Class
A shares  may be higher or lower  than that of the Class B shares at the time of conversion,  although  the dollar  value  will be the same,  a  shareholder  may receive more or less Class A shares than the number of Class B shares converted.
Under  current law, it is the Fund's  opinion  that such a  conversion  will not constitute a taxable event under federal  income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

The  Fund  bears  some of the  costs  of  selling  its  Class B  shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  B  shares  ("Class  B
Distribution  Plan")  pursuant  to Rule  12b-1  under  the 1940  Act.  This Plan provides  for  payments at an annual  rate of 1.00% of the average  daily NAV of
Class B shares.  Amounts paid by the Fund are currently  used to pay dealers and other  firms  that  make  Class B  shares  available  to their  customers  (1) a commission at the time of purchase  normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to
shareholders  payable  for  the  first  year,  initially,   and  for  each  year
thereafter, quarterly, in an amount equal to 0.25% annually of the average daily
NAV of Class B  shares  sold by such  dealers  and  other  firms  and  remaining outstanding  on the books of the Fund.  The  service fee may also be used to pay for  sub-administration  and/or  sub-transfer  agency services  provided for the benefit of the Fund.

CLASS C SHARES -- Class C shares are  offered at NAV,  without an initial  sales charge. With certain exceptions,  the Fund may impose a deferred sales charge on shares  redeemed  within one year of the date of  purchase.  No  deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

The  Fund  bears  some of the  costs  of  selling  its  Class C  shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  C  shares  ("Class  C
Distribution  Plan")  pursuant  to Rule  12b-1  under  the 1940  Act.  This Plan provides  for  payments at an annual  rate of 1.00% of the average  daily NAV of
Class C shares.  Amounts paid by the Fund are currently  used to pay dealers and other  firms  that  make  Class C  shares  available  to their  customers  (1) a commission at the time of purchase  normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75%
annually  of the average  daily NAV of Class C shares  sold by such  dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee  payable  for the  first  year  initially,  and for  each  year  thereafter, quarterly,  in an amount  equal to 0.25%  annually of the  average  daily NAV of
Class C shares sold by such dealers and other firms and remaining outstanding on the  books  of  the  Fund.  The  service  fee  may  also  be  used  to  pay  for sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

DISTRIBUTION  PLANS -- As  discussed  above,  the Fund has adopted  Distribution
Plans  pursuant  to Rule  12b-1  under the 1940  Act,  as set forth in the table below.

                           =========================
                               DISTRIBUTION PLAN
                           -------------------------
                           Class A Distribution Plan
                           Class B Distribution Plan
                           Class C Distribution Plan
                           =========================

Under the Distribution  Plans, the Distributor is authorized to pay service fees and  commissions  to dealers and other firms that sell shares of the  applicable class, engage in advertising, prepare and distribute sales literature and engage in other  promotional  activities  on  behalf of the Fund.  The  Distributor  is required  to report in writing to the Board of  Directors  of the Fund,  and the board will review at least  quarterly  the  amounts and purpose of any  payments made under each Plan. The Distributor is also required to furnish the board with such other  information  as may  reasonably  be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

Each Plan will continue from year to year,  provided  that such  continuance  is approved at least  annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent  directors cast in person at a meeting  called for the  purpose of voting on such  continuance.  Any  agreement relating to the  implementation  of the Plan terminates  automatically  if it is assigned.  The Plan may not be  amended  to  increase  materially  the amount of payments thereunder without approval of the shareholders of the applicable class of the Fund.

Because  all amounts  paid  pursuant  to the  Distribution  Plan are paid to the
Distributor,  the Investment Manager and its officers,  directors and employees, including Messrs.  Cleland and Schmank (directors of the Fund), Messrs.  Bowser,
Lamb,  Milberger,  Schier,  Swickard,  Ms.  Harwood,  Ms.  Lee and  Ms.  Shields
(officers of the Fund), all may be deemed to have a direct or indirect financial interest in the  operation of the  Distribution  Plan.  None of the  independent directors  has a direct or indirect  financial  interest in the operation of the
Distribution Plan.

Benefits from the Distribution  Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public  pursuant  to the
Distribution Agreement with the Distributor.  Increases in the net assets of the
Fund from sales pursuant to its respective Distribution Plans and Agreements may benefit  shareholders  by  reducing  per share  expenses,  permitting  increased
investment   flexibility  and   diversification   of  such  Fund's  assets,  and
facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution  costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the  Distribution  Plan,  plus interest at the prime rate plus 1% on such amount  (less any  contingent  deferred  sales  charges  paid by shareholders  to the  Distributor).  The  Distributor  monitors  this limit with regard  to  the  Fund's  share  classes.  The  Distributor  intends,  but is not obligated,  to  continue  to pay or  accrue  distribution  charges  incurred  in connection  with a  Distribution  Plan  which  exceed  current  annual  payments permitted  to be  received by the  Distributor  from the Fund.  The  Distributor intends to seek full payment of such charges from the Fund (together with annual interest  thereon  at the prime rate plus 1%) at such time in the future as, and to the  extent  that,  payment  thereof  by the Fund  would be within  permitted limits.

A  Distribution  Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940 Act or by vote of a majority of the  outstanding  shares of the applicable  class.  In the event a
Distribution  Plan is  terminated  by the  shareholders  or the Fund's  Board of
Directors,  the payments made to the Distributor pursuant to the Plan up to that time  would  be  retained  by the  Distributor.  Any  expenses  incurred  by the
Distributor in excess of those  payments  would be absorbed by the  Distributor.
The Fund makes no payments in connection with the sales of its shares other than the distribution fee paid to the Distributor.

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred  sales charge imposed upon  redemption of Class A shares  (purchased in amounts  of  $1,000,000  or  more),  Class B  shares  and  Class C  shares  is a percentage  of the lesser of (1) the NAV of the shares  redeemed  or (2) the net cost of such  shares.  No  contingent  deferred  sales  charge is  imposed  upon redemption of amounts derived from (1) increases in the value above the net cost of such  shares due to  increases  in the NAV per share of the Fund;  (2) shares
acquired   through   reinvestment   of  income   dividends   and  capital   gain
distributions;  or (3) Class A shares  (purchased  in amounts of  $1,000,000  or more),  or Class C shares,  held for more than one year,  or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The  contingent  deferred  sales charge is waived:  (1) following the death of a shareholder  if  redemption  is made within one year after  death;  (2) upon the disability  (as defined in section  72(m)(7) of the Internal  Revenue Code) of a shareholder  prior to age 65 if  redemption  is made  within  one year after the disability,  provided such disability  occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an
IRA,  SAR-SEP or Keogh or any other  retirement  plan  qualified  under  Section
401(a),  401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement  plans  qualified  under  Section  401(a) or  401(k) of the  Internal
Revenue  Code due to (i)  returns  of excess  contributions  to the  plan,  (ii)
retirement of a participant in the plan,  (iii) a loan from the plan  (repayment of loans,  however,  will  constitute  new sales for purposes of  assessing  the contingent deferred sales charge), (iv) "financial hardship" of a participant in
the  plan,   as  that  term  is   defined   in   Treasury   Regulation   Section
1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.  The  contingent  deferred  sales charge will also be waived in the case of certain redemptions of Class B or Class C shares of the Fund pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program.")

ARRANGEMENTS  WITH  BROKER-DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor,  from time to time,  will pay a bonus,  to  certain  dealers  whose representatives  have sold or are  expected to sell  significant  amounts of the
Fund  and/or  certain  other  funds  managed by the  Investment  Manager.  Bonus compensation  may include  reallowance  of the entire  sales charge and may also include,  with  respect to Class A shares,  an amount  which  exceeds the entire sales  charge and,  with  respect to Class B or Class C shares,  an amount which exceeds the maximum commission. The Distributor,  or the Investment Manager, may also  provide  financial  assistance  to  certain  dealers  in  connection  with conferences,  sales or training  programs for their employees,  seminars for the public,  advertising,  sales campaigns, and/or shareholder services and programs regarding  the  Fund  and/or  one or  more of the  other  funds  managed  by the
Investment  Manager.  In addition,  the Investment  Manager or  Distributor  may sponsor training or education meetings at various locations.  In connection with such meetings it is expected that the Investment  Manager or  Distributor  would pay the travel,  lodging and other expenses of representatives of the dealers in
attendance.   The  Fund  Administrator  or  Distributor  may  also  pay  certain transaction or order  processing  costs incurred by dealers who sell Fund shares through clearing dealers.  Certain of the foregoing arrangements may be financed by payments  to the  Distributor  under a Rule 12b-1  Distribution  Plan.  These arrangements  do not  change  the price an  investor  will pay for shares or the amount  that the Fund will  receive  from such  sale.  No  compensation  will be
offered  to  the  extent  it  is   prohibited  by  the  laws  of  any  state  or
self-regulatory  agency,  such as the NASD. A dealer to whom  substantially  the entire  sales  charge  of Class A shares  is  reallowed  may be  deemed to be an
"underwriter" under federal securities laws.

The  Distributor  also may pay banks and other  financial  services  firms  that facilitate  transactions  in shares of the Fund for their  clients a transaction fee up to the level of the  payments  made  allowable to dealers for the sale of such shares as described above.

The  Investment  Manager or  Distributor  also may pay a marketing  allowance to dealers who meet  certain  eligibility  criteria.  This  allowance  is paid with reference to new sales of Fund shares in a calendar year and may be discontinued
at any time.  To be eligible for this  allowance  in any given year,  the dealer must sell a minimum of  $2,000,000 of Class A, Class B and Class C shares during that year.  The  applicable  marketing  allowance  factors  are set forth in the accompanying table.

        ===============================================================
                                                   APPLICABLE MARKETING
        AGGREGATE NEW SALES                         ALLOWANCE FACTOR*
        ---------------------------------------------------------------
        Less than $2 million                              0.00%
        ---------------------------------------------------------------
        $2 million but less than $5 million               0.15%
        ---------------------------------------------------------------
        $5 million but less than $10 million              0.25%
        ---------------------------------------------------------------
        $10 million but less than $15 million             0.35%
        ---------------------------------------------------------------
        $15 million but less than $20 million             0.50%
        ---------------------------------------------------------------
        or $20 million or more                            0.75%
        ---------------------------------------------------------------
        *The maximum  marketing  allowance  factor  applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
        ===============================================================

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at
NAV by (1) directors,  officers and employees of the Fund, the Fund's Investment
Manager or Distributor;  directors,  officers and employees of Security  Benefit
Life Insurance Company ("SBL") and its  subsidiaries;  agents licensed with SBL;
spouses or minor children of any such agents; as well as the following relatives of any such  directors,  officers and employees  (and their  spouses):  spouses, grandparents,  parents, children,  grandchildren,  siblings, nieces and nephews;
(2) any trust, pension,  profit sharing or other benefit plan established by any of the foregoing  corporations for persons described above; (3) retirement plans where  third  party  administrators  of such plans  have  entered  into  certain arrangements with the Distributor or its affiliates  provided that no commission is  paid to  dealers;  and  (4)  officers,  directors,  partners  or  registered representatives  (and their spouses and minor  children) of  broker-dealers  who have a selling  agreement  with the  Distributor.  Such  sales are made upon the written  assurance of the  purchaser  that the  purchase is made for  investment purposes  and that the  securities  will not be  transferred  or  resold  except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may be  purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser,  trustee or financial intermediary  who has  authority to make  investment  decisions on behalf of the investor; or (ii) a certified financial planner or registered  broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  Class A shares of the Fund may also be  purchased  at NAV when the  purchase is made by  retirement  plans that (i) buy shares of the  Security
Funds worth  $500,000 or more;  (ii) have 100 or more eligible  employees at the time of  purchase;  (iii)  certify it expects to have annual plan  purchases  of shares of Security Funds of $200,000 or more;  (iv) are provided  administrative services by certain third-party  administrators that have entered into a special service  arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A shares of the Fund at NAV under certain circumstances.  Such plans would first purchase  Class C shares of the Fund for an  initial  period of time that  would vary with the size of the plan, amount of assets flowing into the plan and level of  service  provided  by the  dealer.  After  that  initial  period of time has elapsed,  the plan would  exchange  at NAV  existing  Class C shares for Class A shares of the Fund,  and new purchases  under the plans would be made in Class A shares at NAV.

The  schedule  below sets forth the amount of time that  retirement  plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of the Fund.  The schedule  below also sets forth the commissions paid to dealers in connection with sales of Fund shares with respect to such  retirement  plans,  which  commissions  replace those  normally paid in connection with sales of Class C shares.

================================================================================
                              NUMBER OF YEARS    COMMISSION BY YEAR OF PURCHASE*
                                INVESTED IN      -------------------------------
ELIGIBLE PLANS                CLASS C SHARES      1       2     3     4     5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow        8 years         5%      4%    3%    2%    1%
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow        8 years         6%      4%    2%    1%    1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow         6 years         4%      3%    2%    1%    1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow         5 years         3%      2%    1%    1%    1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow         3 years         2%      1%    1%    1%    1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        0 years**        1%++    1%    1%    1%    1%
--------------------------------------------------------------------------------
 *The commission is a percentage of the amount invested. The year of purchase is measured  from  the  date  of the  plan's  initial  investment  in  the  Fund.
  Notwithstanding  the  foregoing  schedule,  if 50% or more of the plan  assets allocated to the Fund is redeemed within the four-year period beginning on the date of the  plan's  initial  investment  in the  Fund,  the  commission  will immediately drop to 1% for all subsequent purchases.

**Amounts will be invested in Class A shares at NAV.

++Certain dealers may receive 1.25% in year 1.
================================================================================

The Distributor may also enter into  arrangements with dealers whereby it agrees to "annualize" the first-year  commission expected to be paid on the purchase of
Fund shares by  retirement  plans  receiving  plan  recordkeeping  services from
Security Financial Resources,  Inc. Such arrangements will typically provide for an up-front  payment by the Distributor to the dealer of a specified  percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances,  a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources,  Inc. may transfer its assets in an arrangement where it receives such services. In such circumstances, the Distributor  may pay the dealer a commission on the transferred  assets that is different  from the  commission  otherwise set forth in the table above,  but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions  set forth above,  dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.
The  Distributor  pays  service  fees  quarterly,  in an  amount  equal to 0.25%
annually  of the  average  daily  NAV of  Class  C  shares  sold by  dealers  in
connection  with  such   employer-sponsored   retirement   plans  and  remaining
outstanding on the books of the Fund.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic  Withdrawal  Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of
$25 or more. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified  dollar amount.  The Program may also be based upon the  liquidation of a fixed or variable  number of shares provided that the amount withdrawn  monthly is at least $25.  However,  the Fund does  not  recommend  this  (or any  other  amount)  as an  appropriate  monthly withdrawal.  Shares with a current  aggregate  offering  price of $5,000 or more must  be  deposited  with  the  Investment  Manager  acting  as  agent  for  the shareholder under the Program. There is no service charge on the Program.

Sufficient  shares will be liquidated at NAV to meet the specified  withdrawals.
Liquidation of shares may deplete the investment, particularly in the event of a market  decline.  Payments  cannot be considered as actual yield or income since part of such  payments is a return of capital.  Such  withdrawals  constitute  a taxable  event to the  shareholder.  The  maintenance  of a  Withdrawal  Program
concurrently   with  purchases  of  additional  shares  of  the  Fund  would  be disadvantageous  because  of the sales  commission  payable  in  respect to such purchases.  During the withdrawal  period, no payments will be accepted under an
Accumulation  Plan.  Income  dividends  and  capital  gains   distributions  are
automatically  reinvested  at NAV. If an investor  has an  Accumulation  Plan in effect,  it must be  terminated  before a Systematic  Withdrawal  Program may be initiated.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B or Class C shares without the  imposition of any  applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable  contingent  deferred sales charge.
Free  Systematic  Withdrawals  will be made first by redeeming those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming shares held the longest.  The contingent  deferred sales charge  applicable to a redemption  of  Class B and  Class C  shares  requested  while  Free  Systematic
Withdrawals  are being made will be calculated as described  under  "Calculation and Waiver of Contingent Deferred Sales Charges."

The shareholder receives  confirmation of each transaction showing the source of the payment and the share  balance  remaining in the  Program.  A Program may be terminated  on written  notice by the  shareholder  or by the Fund,  and it will terminate  automatically  if all shares are  liquidated  or  withdrawn  from the account.

INVESTMENT MANAGEMENT

The Investment Manager,  located at One Security Benefit Place, Topeka,  Kansas, has served as investment adviser to Security Equity Fund, since January 1, 1964.
The  Investment  Manager also acts as investment  adviser to Security  Large Cap
Value Fund,  Security Mid Cap Growth Fund,  Security Income Fund,  Security Cash
Fund,  SBL Fund, and Security  Municipal Bond Fund. The Investment  Manager is a
limited  liability company  controlled by its members,  SBL and Security Benefit
Group, Inc. ("SBG").  SBG is an insurance and financial services holding company wholly-owned by SBL, One Security Benefit Place, Topeka, Kansas 66636-0001. SBL,
a stock  life  insurance  company,  incorporated  under the laws of  Kansas,  is controlled by Security  Benefit Corp.  ("SBC").  SBC is wholly owned by Security
Benefit  Mutual   Holding   Company,   which  is  in  turn   controlled  by  SBL
policyholders.  SBL  together  with its  subsidiaries,  has  approximately  $8.9 billion of assets under management as of September 30, 2002.

The  Investment  Manager  serves as investment  adviser to Security  Equity Fund under the Investment  Management and Services  Agreement,  which was approved by the Board of Directors on May 2, 2003. Pursuant to the Investment Management and
Services  Agreement,  the  Investment  Manager  furnishes  investment  advisory, statistical and research  services to the Fund,  supervises and arranges for the purchase  and sale of  securities  on behalf of the Fund,  and  provides for the compilation  and  maintenance of records  pertaining to the investment  advisory function.

Pursuant to the  Investment  Management and Services  Agreement,  the Investment
Manager also performs administrative  functions and the bookkeeping,  accounting and pricing  functions  for the Fund,  and  performs all  shareholder  servicing functions,  including  transferring  record ownership,  processing  purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.

The Fund pays all of its  respective  expenses  not  assumed  by the  Investment
Manager or the Distributor,  including organization  expenses;  directors' fees;
fees of the Fund's custodian; taxes and governmental fees; interest charges; any membership dues; brokerage  commissions;  expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class
B and Class C distribution  fees; and legal,  auditing and accounting  expenses.
The Fund also pays for the preparation and distribution of the prospectus to its shareholders and all expenses in connection with registration under the 1940 Act and the  registration  of its capital stock under  federal and state  securities laws. The Fund pays nonrecurring  expenses that may arise,  including litigation expenses affecting the Fund.

The  Investment  Manager has agreed to reimburse  the Fund or waive a portion of its management fee for any amount by which the total annual expenses of the Fund
(including   management   fees,  but  excluding   interest,   taxes,   brokerage
commissions,   extraordinary   expenses  and  Class  A,  Class  B  and  Class  C
distribution  fees) for any fiscal year exceeds the level of expenses  which the
Fund is permitted to bear under the most restrictive  expense limitation imposed by any state in which  shares  of the Fund are then  qualified  for  sale.  (The
Investment  Manager is not aware of any state that  currently  imposes limits on the level of mutual fund expenses.)

Separate  fees are paid by the Fund to the  Investment  Manager  for  investment advisory, administrative and transfer agency services.

The Investment  Manager  receives a management fee from Alpha  Opportunity  Fund that is composed of two  components.  The first  component is an annual base fee equal to 2.00% of Alpha Opportunity  Fund's average daily net assets. The second component is a  performance  adjustment  that either  increases or decreases the base fee,  depending on how Alpha Opportunity Fund performed relative to the S&P
500 Index.

The pro rata  adjustment  upward or downward will be  determined  based upon the investment  performance of the Class A shares of Alpha Opportunity Fund relative to the  investment  record  of the S&P  500  Index.  The  amount  of any  upward adjustment in the Base Fee will be equal to 0.75% multiplied by the ratio of the number of percentage  points by which the investment  performance of the Class A shares of Alpha  Opportunity  Fund exceed the  investment  record of the S&P 500
Index as compared to 15 percentage points.

For example,  if the investment  performance of Alpha  Opportunity Fund was 6.6%
and the investment record of the S&P 500 Index was 0%, the ratio would be 6.6 to
15, or 44%, times 0.75%,  for an upward  adjustment of 0.33%.  The amount of any downward  adjustment  in the Base Fee will be equal to 0.75%  multiplied  by the ratio of the number of percentage points by which the investment  performance of
Alpha  Opportunity Fund is less than the investment  record of the S&P 500 Index as compared to 15 percentage points.

The  maximum  performance  adjustment  upward  or  downward  is 0.75%  annually.
Depending on the  performance of the Class A shares of Alpha  Opportunity  Fund, the  Investment  Manager may receive a maximum of 2.75% or a minimum of 1.25% in annual management fees from the Alpha Opportunity Fund.

During its first 12 months of operations,  Alpha  Opportunity  Fund will pay the
Investment  Manager the base fee of 2.00%  without any  performance  adjustment.
Performance  adjustments  will begin on [ ], 2004  based upon Alpha  Opportunity
Fund's  performance  during  the 12  months  ended [ ],  2004.  Thereafter,  the
Investment   Manager  will  calculate  the  performance   adjustment  for  Alpha
Opportunity  Fund at the end of each  calendar  month based upon the  investment performance of the Fund's Class A shares during the  twelve-month  period ending on the last day of the prior month compared to the investment  record of the S&P
500 Index during the same period.

The  following  table  includes  examples  showing the fees that the  Investment
Manager  would earn at various  levels of  investment  performance  of the Alpha
Opportunity Fund and the S&P 500 Index:

         =============================================================
             % POINT                                          TOTAL
           DIFFERENCE                      PERFORMANCE     MANAGEMENT
         BETWEEN CLASS A       BASE        ADJUSTMENT      FEE PAID TO
           SHARES AND        ADVISORY       FROM BASE      INVESTMENT
          S&P 500 INDEX         FEE       ADVISORY FEE       MANAGER
         -------------------------------------------------------------
               15%             2.00%         +0.75%           2.75%
         -------------------------------------------------------------
               10%             2.00%         +0.50%           2.50%
         -------------------------------------------------------------
                5%             2.00%         +0.25%           2.25%
         -------------------------------------------------------------
                0%             2.00%          0.00%           2.00%
         -------------------------------------------------------------
               -5%             2.00%         -0.25%           1.75%
         -------------------------------------------------------------
              -10%             2.00%         -0.50%           1.50%
         -------------------------------------------------------------
              -15%             2.00%         -0.75%           1.25%
         =============================================================

The Investment  Manager pays from its assets, and not from the Alpha Opportunity
Fund's  assets,  an  investment  sub-advisory  fee  to the  Fund's  sub-adviser,
Mainstream,  that  includes  both  a  base  fee  and  a  performance  adjustment component. This fee is described below in more detail. For purposes of the above discussion,  as  well as the  description  of the fee  paid to  Mainstream,  the
"investment performance" of the Fund (or portion thereof) is calculated assuming
the  reinvestment  of  dividends  and  capital  gains  distributions,   and  the
"investment  record" of the S&P 500 Index is  calculated  based on its change in level,  adjusted for any cash  distributions from the companies whose securities comprise the index.

The Investment Manager also receives,  on an annual basis, an administrative fee equal to 0.145% of the average daily net assets of the Alpha  Opportunity  Fund.
For  transfer  agency  services  provided to the Fund,  the  Investment  Manager receives an annual  maintenance fee of $8.00 per account,  and a transaction fee of $1.00 per  transaction.  For purposes of calculating  the annual  maintenance fee, the shareholder  transaction and dividend  transaction  fee, the Investment
Manager  is  permitted  to count as a  shareholder,  each  person  that  holds a beneficial  interest in the Fund through an omnibus  account;  provided that the
Investment Manager is paying a third party, such as a bank, insurance company or
third-party   administrator  for   sub-administration,   sub-accounting   and/or
sub-transfer agency fees for keeping individual shareholder records.

The Fund's Investment Management and Services Agreement is renewable annually by the  Fund's  Board  of  Directors  or by a vote  of a  majority  of  the  Fund's outstanding  securities and, in either event, by a majority of the Board who are not  parties to the  Agreement  or  interested  persons of any such  party.  The
Agreement  provides  that it may be  terminated  without  penalty at any time by either party on 60 days' notice and is automatically  terminated in the event of assignment.

The Investment  Management and Services Agreement has been approved by the Board of Directors with respect to the Fund. In determining whether it was appropriate to approve the Agreement, the Board of Directors requested information, provided by the Investment Manager,  that it believed to be reasonably necessary to reach its conclusion.  The Board of Directors carefully evaluated this information and was  advised  by legal  counsel,  including  independent  legal  counsel  to the independent directors, with respect to its deliberations. Based on its review of the information  requested and provided,  the Board of Directors determined that the  Agreement  is  consistent  with  the  best  interests  of the  Fund and its shareholders,  and enables the Fund to receive high  quality  services at a cost that is appropriate,  reasonable,  and in the best interests of the Fund and its shareholders.  The Board of Directors made these  determinations on the basis of the following considerations, among others:

1.  The  investment  advisory fees payable to the  Investment  Manager under the
    Agreement  are fair and  reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment
    Manager's  relationship with the Fund, and the comparability of the proposed fees for the Fund to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be  provided  by the  Investment  Manager,  in light of the high  quality services  provided  to the other  mutual  funds  advised  by the  Investment
    Manager and their  historic  performance,  including  achievement  of stated
    investment objectives;

3.  The  Investment  Manager's   representations   regarding  its  staffing  and
    capabilities  to manage the Fund,  including the retention of personnel with significant portfolio management experience;

4.  The Investment  Manager's  entrepreneurial  commitment to the management and success  of the  Fund,  which  could  entail  a  substantial  commitment  of resources to the successful operation of the Fund;

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the
    Investment Manager;

6.  The  profitability  to the Investment  Manager of the investment  management fee, including the performance fee component of the management fee, assuming
    hypothetical   investment  performance  of  the  Class  A  shares  of  Alpha
    Opportunity  Fund  that  was  15%  above,  15%  below  and  the  same as the investment record of the S&P 500 Index;

7.  The monthly  reallocation  of the Alpha  Opportunity  Fund's assets  between
    Mainstream and the Investment  Manager to an approximately  equal allocation to avoid the potential  conflict of interest for the  Investment  Manager to
    make  investment   decisions  that  favored  the  Investment   Manager  over
    Mainstream; and

8.  The fairness and reasonableness of the investment advisory fees payable with respect to the Alpha  Opportunity  Fund in light of the nature,  quality and extent of the investment  services expected to be provided or procured,  the active  management  style to be used with  respect to the active  management component of the Fund, the  anticipated  costs  associated with providing or procuring these services,  the unique nature of the investment being offered through a registered  investment company, the comparability of the fees paid to fees paid by other pooled investment vehicles or accounts with comparable investment objectives and strategies, the historic performance of investment vehicles  utilizing  comparable  investment  strategies,  the  potential  to achieve  absolute  positive  returns during adverse market  conditions while maintaining  significant  exposure  to  market  upside  potential,  and  the
    Investment  Manager's  willingness to link the level of investment  advisory fees paid by investors to the relative  investment  performance  achieved by management of the Fund.

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Agreement with respect to the Fund.

SUB-ADVISER

The Investment Manager has entered into a sub-advisory agreement with Mainstream
Investment Advisers, LLC ("Mainstream"),  101 West Spring Street, Suite 401, New
Albany,  Indiana 47150, to provide investment advisory services with regard to a portion of the total  assets of the Alpha  Opportunity  Fund.  Pursuant  to this agreement,  Mainstream  furnishes  investment advisory services,  supervises and arranges for the purchase and sale of  securities  on behalf of a portion of the assets  of the Alpha  Opportunity  Fund and  provides  for the  compilation  and maintenance of records pertaining to such investment advisory services,  subject to the  control  and  supervision  of the  Fund's  Board  of  Directors  and the
Investment Manager. For such services, the Investment Manager pays Mainstream an annual fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending  on how that  portion of Alpha  Opportunity  Fund's  assets  performed relative to the S&P 500 Index.

The pro rata  adjustment  upward or downward will be  determined  based upon the investment  performance  of that  portion  of Alpha  Opportunity  Fund's  assets managed by Mainstream  relative to the  investment  record of the S&P 500 Index.
The  amount  of any  upward  adjustment  in the  Base Fee will be equal to 1.50%
multiplied  by the  ratio of the  number  of  percentage  points  by  which  the
investment   performance  of  the  Alpha  Opportunity  Fund  assets  managed  by
Mainstream  exceeds the investment record of the S&P 500 Index as compared to 30 percentage points.

For example, if the investment  performance of that portion of Alpha Opportunity
Fund's assets managed by Mainstream  was 6.6% and the  investment  record of the
S&P 500 Index was 0%, the ratio would be 6.6 to 30, or 22%, times 1.50%,  for an upward  adjustment of 0.33%.  The amount of any downward  adjustment in the Base
Fee will be equal to 1.50%  multiplied  by the ratio of the number of percentage points by which the investment  performance of that portion of Alpha Opportunity
Fund's assets  managed by Mainstream is less than the  investment  record of the
S&P 500 Index as compared to 30 percentage points.

The  maximum  performance  adjustment  upward  or  downward  is 1.50%  annually.
Depending on the  performance  of that portion of the Fund's  assets  managed by
Mainstream,  the  Investment  Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees.

During  its first 12 months  of  operations,  the  Investment  Manager  will pay
Mainstream  the  base fee of  2.50%  without  any  adjustment  for  performance.
Performance  adjustments  will  begin on [ ], 2004  based  upon the  performance during the 12 months ended [ ], 2004 of that portion of Alpha Opportunity Fund's assets managed by Mainstream.  Thereafter, the Investment Manager will calculate the  performance  adjustment  at the end of each  calendar  month based upon the
investment   performance  of  the  assets  managed  by  Mainstream   during  the
twelve-month  period  ending on the last day of the prior month  compared to the investment record of the S&P 500 Index during the same period.

The following table includes  examples  showing the fees that  Mainstream  would earn at various levels of  performance of that portion of the Alpha  Opportunity
Fund that it manages and the S&P 500 Index:

         =============================================================
             % POINT
            DIFFERENCE                                       TOTAL
         BETWEEN PORTION       BASE                       SUB-ADVISORY
          OF ASSETS AND      ADVISORY     PERFORMANCE     FEE PAID TO
          S&P 500 INDEX         FEE       ADJUSTMENT       MAINSTREAM
         -------------------------------------------------------------
               +30             2.50%        +1.50%           4.00%
         -------------------------------------------------------------
               +20             2.50%        +1.00%           3.50%
         -------------------------------------------------------------
               +10             2.50%        +0.50%           3.00%
         -------------------------------------------------------------
                 0             2.50%         0.00%           2.50%
         -------------------------------------------------------------
               -10             2.50%        -0.50%           2.00%
         -------------------------------------------------------------
               -20             2.50%        -1.00%           1.50%
         -------------------------------------------------------------
               -30             2.50%        -1.50%           1.00%
         =============================================================

The Alpha Opportunity  Fund's assets are reallocated  between Mainstream and the
Investment Manager on a monthly basis to an approximately equal allocation. This procedure ensures that the Investment  Manager cannot make allocation  decisions that favor the Investment Manager over Mainstream.

Mainstream is a limited  liability  company  controlled by its members,  William
Jenkins and William  Gernert.  Mainstream,  which focuses on providing  advisory services to high net worth  individuals  and  institutional  investors,  manages approximately $143 million in assets as of March 31, 2003. The Alpha Opportunity
Fund is the first  registered  investment  company managed (at least in part) by
Mainstream.

The  Sub-Advisory  Agreement  with  Mainstream has been approved by the Board of
Directors with respect to the Fund. In determining whether it was appropriate to approve the Agreement, the Board of Directors requested information, provided by the Investment Manager, that it believed to be reasonably necessary to reach its conclusion.  The Board of Directors carefully evaluated this information and was advised by legal counsel with respect to its deliberations.  Based on its review of the  information  requested and provided,  the Board of Directors  determined that the  Sub-Advisory  Agreement is consistent  with the best  interests of the
Fund and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its  shareholders.  The Board of Directors made these  determinations on the basis of the following considerations, among others:

1.  The fees payable to Mainstream under the Sub-Advisory Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services,  and the  comparability  of the proposed fee to fees paid by comparable mutual funds or other types of investment vehicles;

2.  The nature,  quality and extent of the investment advisory services expected to be provided by Mainstream;

3.  Comparison  of the Fund's  estimated  expense  ratio and those of  similarly situated mutual funds;

4.  Any  fall-out   benefits,   or  indirect  profits  to  Mainstream  from  its
    relationship to the Fund (i.e., soft dollars);

5.  The amount of the sub-advisory fee, including the performance fee component, assuming  hypothetical  investment  performance of the Class A shares of the
    Fund that was 15% above, 15% below and the same as the investment  record of the S&P 500 Index; and

6.  The  fairness  and  reasonableness  of the  sub-advisory  fees  payable with respect  to the Fund in light  of the  nature,  quality  and  extent  of the investment  services  expected  to be  provided  by  Mainstream,  the active management style to be used with respect to the active management  component of the Fund, the anticipated costs associated with providing these services, the unique  nature of the  investment  being  offered  through a  registered investment company, the comparability of the fees paid to fees paid by other pooled investment vehicles or accounts with comparable investment objectives and strategies,  the historic performance of investment vehicles or accounts managed  by  Mainstream  utilizing  comparable  investment  strategies,  the potential  to  achieve  absolute  positive  returns  during  adverse  market
    conditions  while   maintaining   significant   exposure  to  market  upside
    potential,  and Mainstream's willingness to align its economic interests via the performance adjustment with those of investors in the Fund.

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Sub-Advisory Agreement between the Investment Manager and Mainstream.

CODE OF ETHICS

The Fund, the Investment  Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics")  which  governs  the  personal  securities transactions  of "access  persons"  of the Fund.  Access  persons  may invest in securities,  including  securities  that may be  purchased  or held by the Fund;
provided  that  they  obtain  prior  clearance  before  engaging  in  securities transactions,  or engage  only in  transactions  that do not  exceed  certain DE
MINIMIS  amounts  as set forth in the Code of  Ethics.  Access  persons  include officers and directors of the Fund and  Investment  Manager and  employees  that participate  in,  or  obtain  information  regarding,  the  purchase  or sale of securities by the Fund or whose job relates to the making of any recommendations with respect to such  purchases or sales.  All access  persons must report their personal  securities  transactions  within ten days of the end of each  calendar quarter.

Access persons will not be permitted to effect  transactions in a security above certain DE MINIMIS  amounts if it: (a) is being  considered for purchase or sale by the Fund; or (b) is being purchased or sold by the Fund.  Portfolio managers, research  analysts and traders are also  prohibited from purchasing or selling a security  within  seven  calendar  days  before or after the Fund that he or she manages  trades in that security (the "blackout  period").  The exception for DE
MINIMIS transactions is not available to such access persons during the blackout period. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the  administration of the Code of Ethics on an annual  basis.  In  addition,  Mainstream  has adopted its own code of ethics to which the personal  securities  transactions of its portfolio managers and other access  persons are  subject.  The Code of Ethics is on public file with the SEC and is available from the Commission.

DISTRIBUTOR

The Distributor, a Kansas corporation and wholly-owned subsidiary of SBG, serves as the principal  underwriter  for shares of the Fund pursuant to a Distribution
Agreement with the Fund. The Distributor also acts as principal  underwriter for
Security Mid Cap Growth Fund,  Security  Large Cap Value Fund,  Security  Income
Fund, Security Municipal Bond Fund and SBL Fund.

The  Distributor  receives  a maximum  commission  on sales of Class A shares of
5.75% and allows a maximum  discount of 5% from the offering price to authorized dealers on the Fund shares sold.  The discount is the same for all dealers,  but the  Distributor  at its  discretion  may  increase  the  discount  for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with SBL.

The Distributor,  on behalf of the Fund, may act as a broker in the purchase and sale of  securities,  provided that any such  transactions  and any  commissions shall comply with  requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker.

The Fund's  Distribution  Agreement is renewable annually either by its Board of
Directors  or by the vote of a majority  of the Fund's  outstanding  securities, and,  in either  event,  by a majority  of the board who are not  parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best interests of the Fund. In reaching a judgment  relative to the qualifications  of a broker-dealer  ("broker") to obtain the best execution of a particular  transaction,  all relevant factors and  circumstances  will be taken into account by the  Investment  Manager or  Sub-Adviser,  including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities,  and its reliability and financial condition.  Subject to the foregoing considerations,  the execution of portfolio transactions may be directed to brokers who furnish  investment  information or research services to the Investment Manager or Sub-Adviser.  Such investment information and research services  include  advice as to the value of  securities,  the  advisability  of investing  in,  purchasing  or  selling  securities,  and  the  availability  of securities and purchasers or sellers of securities,  and furnishing analyses and reports concerning issues, industries,  securities, economic factors and trends, portfolio strategy and performance of accounts.  Such investment information and research  services  may be  furnished  by brokers in many ways,  including:  (1)
on-line data base  systems,  the  equipment for which is provided by the broker,
that  enable  the  Investment   Manager  to  have  real-time  access  to  market
information,  including  quotations;  (2) economic  research  services,  such as publications, chart services and advice from economists concerning macroeconomic information;  and (3) analytical  investment  information  concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional  uses that are not related to the  investment  services  and research information.  In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other  equipment  into  research and  non-research categories.  Since that  portion  allocable  to  research  can be paid from Fund brokerage  commissions  rather  than  being  paid by the  Investment  Manager or
Sub-Adviser,  the  Investment  Manager and  Sub-Adviser  will have a conflict of interest in making the allocation.  Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

If a  transaction  is  directed  to a broker  supplying  investment  services or research  information,  the transaction  charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission)  paid for such  transaction may be in excess of the  transaction  charges  another broker would have charged
for  effecting  that  transaction   provided  that  the  Investment  Manager  or
Sub-Adviser  as  applicable  shall  have  determined  in  good  faith  that  the transaction  charges are  reasonable in relation to the value of the  investment information or the research  services  provided,  viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or Sub-Adviser with respect to all accounts as to which it exercises  investment discretion.  The Investment Manager or Sub-Adviser may use all, none, or some of such information and services in providing  investment advisory services to each of the  mutual  funds  under  its  management,  including  the  Fund.  Portfolio transactions, may also be placed with the Distributor (including transactions in which the security is being underwritten by an affiliated  broker/dealer) to the extent and in the manner permitted by applicable law.

In addition,  brokerage  transactions may be placed with broker-dealers who sell shares of the funds  managed by the  Investment  Manager  and who may or may not also provide  investment  information  and  research  services.  The  Investment
Manager may, consistent with the NASD's Conduct Rules,  consider sales of shares of the Fund in the selection of a broker.

The Fund may also buy securities  from, or sell securities to, dealers acting as principals  or market  makers.  Except as noted below,  the  Investment  Manager generally  will not  purchase  investment  information  or research  services in
connection  with  such  principal  transactions.   The  Investment  Manager  and
Sub-Adviser,  however, may purchase investment  information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction charges,  or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment  Manager and Sub-Adviser may purchase  investment  information or research  services in connection with  investments in  underwritten  fixed price offerings consistent with the so-called "Papilisky" rules of the NASD.

Securities  held by the  Fund  may  also be held by  other  investment  advisory clients of the Investment Manager and/or Sub-Adviser, including other investment companies.  In addition,  SBL, may also hold some of the same  securities as the
Fund.  When  selecting  securities  for  purchase  or  sale  for the  Fund,  the
Investment  Manager  may at the same  time be  purchasing  or  selling  the same securities  for one or more of such other  accounts.  Subject to the  Investment
Manager's  obligation  to seek best  execution,  such  purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other.  Any  purchase or sale orders  executed simultaneously  (which may also  include  orders from SBL) are  allocated at the average  price and as nearly as  practicable  on a pro rata  basis  (transaction costs  will also be shared on a pro rata  basis) in  proportion  to the  amounts desired to be purchased or sold by each account.  In those instances where it is not practical to allocate  purchase or sale orders on a pro rata basis, then the allocation  will be made on a rotating  or other  equitable  basis.  While it is conceivable that in certain  instances this procedure could adversely affect the price or number of shares  involved  in the Fund's  transaction,  it is believed that the procedure  generally  contributes  to better  overall  execution of the
Fund's portfolio transactions.  With respect to the allocation of initial public offerings  ("IPOs"),  the Investment  Manager may determine not to purchase such offerings for certain of its clients (including  investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

BROKERAGE ENHANCEMENT PLAN

The Board of Directors of the Fund,  including  all of the Directors who are not
"interested  persons" (as defined in the 1940 Act) of the Fund,  the  Investment
Manager or the Distributor  (referred to as the  "Independent  Directors"),  has voted  pursuant  to the  provisions  of Rule 12b-1 under the 1940 Act to adopt a
Brokerage  Enhancement Plan (the "Plan") for the purpose of utilizing the Fund's brokerage  commissions,  to the  extent  available,  to  promote  the  sale  and distribution  of  the  Fund's  shares.  However,  to  date,  the  Fund  has  not implemented the Plan.

Under the Plan, the  Distributor,  on behalf of the Fund is authorized to direct the  Investment  Manager or  Sub-Adviser  to effect  brokerage  transactions  in
portfolio  securities  through  certain  broker-dealers,   consistent  with  the
obligation to achieve best price and execution. These broker-dealers have agreed either (i) to pay a portion of their  commission  from the  purchase and sale of
securities  to  the  Distributor  or  other  introducing   brokers   ("Brokerage
Payments") that provide distribution activities, or (ii) or to provide brokerage credits,  benefits  or  other  services  ("Brokerage  Credits")  to be used  for distribution  activities  in  addition  to  the  execution  of  the  trade.  The
Distributor  will use a part of the  Brokerage  Payments  to  defray  legal  and administrative  costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the Brokerage Payments or Brokerage
Credits  generated  will  be  used  by the  Distributor  to  finance  activities principally  intended  to  result  in the  sale  of  the  Fund's  shares.  These activities will include, but are not limited to:

o  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

o  paying marketing fees requested by broker-dealers who sell shares of the Fund

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Fund's shares.

The  Distributor  is obligated to use all amounts  generated  under the Plan for distribution  expenses,  except  for a small  amount  to be used to  defray  the incidental  costs  associated  with  implementation  of the  Plan.  The Plan may indirectly  benefit the Distributor in that amounts  expended under the Plan may help defray, in whole or in part,  distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The  Plan  provides  (i)  that it will be  subject  to  annual  approval  by the
Directors and the Independent Directors;  (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the  payments;  and (iii) that the Plan may be terminated at any time by the vote of a  majority  of the  Independent  Directors.  The Plan may not be
amended to increase  materially the amount to be spent for distribution  without shareholder  approval,  and all material Plan  amendments  must be approved by a vote of the Independent Directors.  In addition, the selection and nomination of the Independent Directors must be committed to the Independent Directors.

HOW NET ASSET VALUE IS DETERMINED

The per share NAV of the Fund is  determined  by dividing the total value of its securities  and other assets,  less  liabilities,  by the total number of shares outstanding.  The public  offering price for the Fund is its NAV per share plus, in the case of Class A shares, the applicable sales charge. The NAV and offering price are computed  once daily as of the close of regular  trading  hours on the
NYSE  (normally  3:00 p.m.  Central  time) on each day the  Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance  of federal  holidays:  New Year's Day,  Martin
Luther King, Jr. Day, President's Day, Good Friday,  Memorial Day,  Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering  price  determined at the close of business on the NYSE on each day on which the Exchange is open will be  applicable to all orders for the purchase of Fund  shares  received  by the  dealer  prior to such close of  business  and transmitted  to the Fund prior to the close of their business day (normally 5:00
p.m.  Central time unless the NYSE closes early).  Orders accepted by the dealer after the close of business of the NYSE or on a day when the NYSE is closed will be filled  on the  basis of the  offering  price  determined  as of the close of business  of the  NYSE on the next  day on  which  the  NYSE is open.  It is the responsibility of the dealer to promptly transmit orders to the Fund.

In  determining  NAV,  securities  listed  or traded  on a  national  securities exchange  are valued on the basis of the last sale price.  If there are no sales on a particular day, then the securities  shall be valued at the last bid price.
All other securities for which market quotations are available are valued on the basis of the last  current  bid price.  If there is no bid price,  or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Investment
Manager, then the securities shall be valued in good faith by such method as the
Board of Directors determines will reflect their fair market value.

In addition,  if between the time trading ends on a particular  security and the close of trading on the NYSE,  events occur that materially  affect the value of the security, the Fund may value the security at its fair value as determined in good faith by the Investment  Manager under procedures  approved by the Board of
Directors. In such a case, the Fund's NAV will be subject to the judgment of the
Investment Manager rather than being determined by the market.

Because  the  expenses  of  distribution  are borne by Class A shares  through a front-end  sales  charge  and by Class B and Class C shares  through  an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting  in  different  NAVs.  The NAV of  Class B and  Class  C  shares  will generally  be  lower  than  the  NAV  of  Class  A  shares  as a  result  of the distribution fee charged to Class B and Class C shares. It is expected, however, that the NAV per share will tend to  converge  immediately  after the payment of dividends  which  will  differ  in  amount  for  Class  A,  B  and C  shares  by approximately the amount of the different  distribution expenses attributable to
Class A, B and C shares.

HOW TO REDEEM SHARES

Shareholders  may turn in their shares  directly to the  Investment  Manager for redemption at NAV (which may be more or less than the investor's cost, depending upon the market value of the portfolio  securities  at the time of  redemption).
The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable  contingent deferred sales charge.

Shares  will be redeemed on request of the  shareholder  in proper  order to the
Investment Manager, which serves as the Fund's transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1)
a written request for redemption  signed by all registered owners exactly as the account is registered,  including  fiduciary  titles, if any, and specifying the account  number and the dollar amount or number of shares to be redeemed;  (2) a guarantee of all signatures on the written  request or on the share  certificate or accompanying  stock power; (3) any share  certificates  issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment  Manager for redemption by corporations  or other  organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements.  A signature guarantee is not required for redemptions of $25,000 or less,  requested by and payable to all shareholders of record  for an  account,  to be sent to the  address of  record.  The  signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union,  national securities exchange or savings association.  The
Investment Manager reserves the right to reject any signature guarantee pursuant to its written  procedures which may be revised in the future. To avoid delay in redemption  or  transfer,  shareholders  having  questions  should  contact  the
Investment Manager.

The Articles of  Incorporation of Security Equity Fund provide that the Board of
Directors, without the vote or consent of the shareholders,  may adopt a plan to redeem at NAV all shares in any  shareholder  account in which there has been no investment  (other than the  reinvestment  of income  dividends or capital gains distributions)  for the last six  months  and in which  there are fewer  than 25 shares  or such  fewer  number of  shares  as may be  specified  by the Board of
Directors.  Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best  interests of the Fund or is
necessary  to  reduce   disproportionately   burdensome  expenses  in  servicing
shareholder  accounts.  Such plan shall further  provide that prior notice of at least six months shall be given to a shareholder before involuntary  redemption, and that the  shareholder  will  have at least six  months  from the date of the notice to avoid  redemption  by  increasing  his or her  account to at least the minimum number of shares  established in the Articles of Incorporation,  or such fewer shares as are specified in the plan.

When  investing  in the Fund,  shareholders  are  required to furnish  their tax identification  number  and  to  state  whether  or  not  they  are  subject  to withholding  for prior  underreporting,  certified under penalties of perjury as prescribed by the Internal  Revenue  Code.  To the extent  permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to  reimburse  for the IRS penalty  imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption,  less any  applicable  deferred sales charge,  for shares  redeemed will be made within seven days after tender, except that the Fund may suspend the right of redemption  during any period when trading  on the NYSE is  restricted  or such  Exchange  is closed for other than weekends or holidays,  or any  emergency  is deemed to exist by the SEC.  When a redemption  request is received,  the  redemption  proceeds are deposited into a redemption  account  established by the Distributor and the Distributor  sends a check in the amount of redemption  proceeds to the shareholder.  The Distributor earns interest on the amounts maintained in the redemption account.  Conversely, the Distributor causes payments to be made to the Fund in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption  procedure,  the Fund repurchases shares from  broker-dealers  at the price determined as of the close of business on the day such offer is confirmed.  The Distributor has been authorized,  as agent, to make such repurchases for the Fund's account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a  tax-qualified  retirement plan must be  effected  through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans.")

At various times the Fund may be requested to redeem shares for which it has not yet  received  good  payment.  Accordingly,  the Fund may delay the mailing of a redemption  check  until  such time as they have  assured  themselves  that good payment  (e.g.,  cash or certified  check on a U.S. bank) has been collected for the purchase of such shares.

The Fund intends to pay  redemption  proceeds in cash.  However,  under  unusual conditions  that make  payment in cash  unwise  (and for the  protection  of the remaining  shareholders of the Fund), the Fund reserves the right to pay all, or part, of the redemption  proceeds in liquid securities with a market value equal to the redemption price  ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio securities of the Fund, it would be the  responsibility  of  the  shareholder  to  dispose  of the  securities.  The shareholder  would be at risk that the  value of the  securities  would  decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

TELEPHONE  REDEMPTIONS  -- A  shareholder  may redeem  uncertificated  shares in amounts  up to  $25,000 by  telephone  request,  provided  the  shareholder  has completed the Telephone  Redemption  section of the  application  or a Telephone
Redemption form which may be obtained from the Investment Manager.  The proceeds of a telephone  redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written  authorization with a signature  guarantee.  Once  authorization  has been received by the  Investment
Manager,  a shareholder may redeem shares by calling the Fund at (800) 888-2461, on  weekdays  (except  holidays)  between  the hours of 7:00 a.m.  and 6:00 p.m.
Central time.  Redemption  requests received by telephone after the close of the
NYSE  (normally  3:00 p.m.  Central  time) will be treated as if received on the next business day. Telephone  redemptions are not accepted for IRA and 403(b)(7)
accounts.  A shareholder  who authorizes  telephone  redemptions  authorizes the
Investment  Manager  to act  upon the  instructions  of any  person  identifying themselves  as the owner of the account or the owner's  broker.  The  Investment
Manager has established procedures to confirm that instructions  communicated by telephone  are  genuine  and may be liable for any losses due to  fraudulent  or unauthorized  instructions  if it  fails to  comply  with  its  procedures.  The
Investment  Manager's procedures require that any person requesting a redemption by  telephone  provide the  account  registration  and  number,  the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the
Investment Manager, nor the Distributor will be liable for any loss,  liability, cost  or  expense  arising  out of any  redemption  request  provided  that  the
Investment  Manager  complied  with its  procedures.  Thus,  a  shareholder  who authorizes telephone  redemptions may bear the risk of loss from a fraudulent or unauthorized  request.  The  telephone  redemption  privilege  may be changed or discontinued at any time by the Investment Manager or the Fund.

During periods of severe market or economic  conditions,  telephone  redemptions may be difficult to implement and  shareholders  should make redemptions by mail as described under "How to Redeem Shares."

HOW TO EXCHANGE SHARES

Shareholders  of the Fund may  exchange  their  shares  for shares of of certain other Security Funds,  which currently  include  Security Global Fund,  Security
Social  Awareness Fund,  Security Mid Cap Value Fund,  Security Small Cap Growth
Fund, Security Enhanced Index Fund, Security International Fund, Security Select
25 Fund,  Security Large Cap Growth Fund,  Security  Technology  Fund,  Security
Equity  Fund,  Security  Mid Cap Growth  Fund,  Security  Large Cap Value  Fund,
Security  Diversified  Income  Fund,  Security  High Yield  Fund,  and  Security
Municipal  Bond  Fund.  Shareholders  who hold their  shares in a  tax-qualified retirement  plan may also  exchange  shares of the Fund for  shares of  Security
Capital  Preservation  Fund,  but may not exchange into Security  Municipal Bond
Fund.  Shareholders  may also  exchange  their  shares of the Fund for shares of
Security  Cash Fund,  provided  that  exchanges  to  Security  Cash Fund are not available to  shareholders  who have purchased  through the following  custodial accounts of the Investment Manager:  403(b)(7) accounts, SEP accounts and SIMPLE plans.  Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale.

Class A,  Class B and Class C shares of the Fund may be  exchanged  for Class A,
Class B and Class C shares,  respectively,  of another of the available funds or for shares of Security Cash Fund, a money market fund that offers a single class of shares.  No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares,  except  that a  shareholder  may  exchange  Class C shares for shares of Security Cash Fund.  Any  contingent  deferred sales charge applicable  to such  Class A,  Class B or Class C shares  will be  imposed  upon redemption and calculated from the date of the initial  purchase  without regard to the time such  shares  were held in  Security  Cash Fund.  Such  transactions generally have the same tax  consequences  as ordinary  sales and purchases.  No service fee is  presently  imposed on such an  exchange.  They are not  tax-free exchanges.

Exchanges  are made  promptly  upon  receipt  of a properly  completed  Exchange
Authorization  form  and  (if  issued)  share  certificates  in good  order  for transfer. If the shareholder is a corporation,  partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and  guaranteed  signature,  will be  required.  (See "How to Redeem
Shares.")

This privilege may be changed or  discontinued  at any time at the discretion of the  management  of the  Fund  upon  60  days'  notice  to  shareholders.  It is contemplated,  however,  that the  privilege  will be extended in the absence of objection by regulatory  authorities and provided shares of the respective funds are  available  and  may be  legally  sold  in the  jurisdiction  in  which  the shareholder  resides. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

EXCHANGE BY TELEPHONE -- To exchange  shares by telephone,  a  shareholder  must have completed  either the Telephone  Exchange  section of the  application or a
Telephone Transfer  Authorization form which may be obtained from the Investment
Manager.  Authorization  must be on file  with  the  Investment  Manager  before exchanges may be made by telephone.  Once authorization has been received by the
Investment  Manager,  a shareholder  may exchange shares by telephone by calling the Fund at (800) 888-2461,  on weekdays (except  holidays) between the hours of
7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the NYSE (normally 3:00 p.m.  Central time) will be treated as if received on the next  business  day.  Shares which are held in  certificate  form may not be exchanged by telephone.

The  telephone  exchange  privilege  is only  permitted  between  accounts  with identical  registrations.  The Investment Manager has established  procedures to confirm  that  instructions  communicated  by  telephone  are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures.  The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account  registration and number, the tax identification number, the dollar amount or number of shares to be exchanged,  and the names of the Security  Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line.  Neither the Fund,  the  Investment  Manager nor the  Distributor  will be liable for any loss,  liability,  cost or expense  arising  out of any  request, including any fraudulent  request provided the Investment  Manager complied with its procedures.  Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss in the event of a  fraudulent  or  unauthorized  request.  This telephone  exchange  privilege may be changed or discontinued at any time at the discretion of the management of the Fund. In particular, the Fund may set limits on  the  amount  and  frequency  of  such  exchanges,  in  general  or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is the Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors,  and to distribute  realized capital gains (if any) in excess of any capital losses and capital loss  carryovers,  at least once a year.  Because Class A shares of the Fund bear most of the costs of distribution of such shares through  payment of a front-end sales charge,  while
Class B and  Class C  shares  of the  Fund  bear  such  costs  through  a higher distribution  fee,  expenses  attributable  to  Class  B  and  Class  C  shares, generally, will be higher and as a result, income distributions paid by the Fund with  respect to Class B and Class C shares  generally  will be lower than those paid  with  respect  to Class A  shares.  Because  the value of a share is based directly on the amount of the net assets  rather than on the principle of supply and demand,  any  distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid.  All such dividends and  distributions  are  automatically  reinvested on the payable date in shares of the Fund at NAV as of the record  date  (reduced  by an amount equal to the amount of the  dividend  or  distribution),  unless the  Investment
Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends  or  distributions  be directly  deposited to the  shareholder's  bank account.  A shareholder who elected not to reinvest  dividends or  distributions paid with  respect to Class A shares  may,  at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

The following  summarizes  certain federal income tax  considerations  generally affecting  the  Fund and its  shareholders.  No  attempt  is made to  present  a detailed  explanation of the tax treatment of the Fund or its shareholders,  and the  discussion  here is not intended as a substitute  for careful tax planning.
The  discussion is based upon present  provisions of the Code,  the  regulations promulgated thereunder, and judicial and administrative ruling authorities,  all of which are subject to change,  which  change may be  retroactive.  Prospective investors  should  consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For federal income tax purposes,  dividends paid by the Fund from net investment income may qualify for the corporate  stockholder's dividends received deduction to the  extent  the  Fund  designates  the  amount  distributed  as a  qualified dividend.  The aggregate amount  designated as a qualified  dividend by the Fund cannot  exceed  the  aggregate  amount of  dividends  received  by the Fund from domestic  corporations  for the taxable year. The corporate  dividends  received deduction  will be limited if the shares with respect to which the dividends are received are treated as  debt-financed or are deemed to have been held less than
46 days. In addition, a corporate stockholder must hold Fund shares for at least
46 days to be eligible to claim the dividends received deduction.  All dividends from net  investment  income,  together with  distributions  of any realized net short-term  capital gains,  whether paid direct to the shareholder or reinvested in shares of the Fund, are taxable as ordinary income.

The  excess of net  long-term  capital  gains  over  short-term  capital  losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to shareholders as long-term gain. Net capital gains from assets held for one year or less will be taxed as  ordinary  income.  Distributions  will be subject to these  capital gains rates  regardless of how long a shareholder  has held Fund  shares.  Advice as to the tax  status of each  year's  dividends  and distributions  will be mailed  annually.  A purchase  of shares  shortly  before payment of a dividend or distribution is disadvantageous because the dividend or distribution  to the  purchaser  has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions.  In addition, all or a portion of such  dividends  or  distributions  (although in effect a return of capital) may be taxable.

The Fund  intends to qualify  annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, the Fund must, among other things:
(i) derive in each taxable year at least 90% of its gross income from dividends, interest,  payments with respect to certain securities loans, and gains from the sale or other disposition of stock,  securities or foreign currencies,  or other income  derived  with  respect  to its  business  of  investing  in such  stock, securities,  or  currencies  ("Qualifying  Income  Test");  (ii)  diversify  its holdings so that, at the end of each quarter of the taxable  year,  (a) at least
50% of the market value of the Fund's assets is represented by cash, cash items,
U.S.  Government  securities,  the  securities  of  other  regulated  investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Fund's  total  assets  and  10% of  the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies),  or of two or more issuers  which the Fund controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses;  and  (iii)  distribute  at least  90% of the sum of its  investment company taxable income (which includes, among other items, dividends,  interest, and net short-term  capital gains in excess of any net long-term capital losses)
and its net tax-exempt  interest each taxable year.  The Treasury  Department is authorized to promulgate  regulations  under which foreign  currency gains would constitute  qualifying income for purposes of the Qualifying Income Test only if such gains are  directly  related to  investing  in  securities  (or options and futures with respect to  securities).  To date,  no such  regulations  have been issued.

Certain  requirements  relating to the  qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign  investments  or due to the holding of illiquid  securities,  the Fund's ability to qualify as a regulated investment company might be affected.

A Fund  qualifying  as a  regulated  investment  company  generally  will not be subject to U.S. federal income tax on its investment  company taxable income and net  capital  gains  (any  net  long-term  capital  gains in  excess  of the net short-term  capital losses),  if any, that it distributes to  shareholders.  The
Fund  intends to  distribute  to its  shareholders,  at least  annually,  all or substantially  all of its investment  company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the  Fund,  must  distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years.  To avoid  application of the excise tax, the Fund intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A  distribution  is treated as paid on December 31 of the calendar year if it is declared  by a Fund in October,  November or December of that year to  shareholders of record on a date in such a month and paid by the Fund during
January of the  following  calendar  year.  Such  distributions  are  taxable to shareholders  in the  calendar  year in which the  distributions  are  declared, rather than the calendar year in which the distributions are received.

If, as a result of  exchange  controls  or other  foreign  laws or  restrictions regarding  repatriation of capital,  the Fund was unable to distribute an amount equal  to  substantially  all of  its  investment  company  taxable  income  (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable  federal income tax treatment  afforded  regulated investment companies,  or, even if it did so qualify, it might become liable for federal taxes on undistributed  income. In addition,  the ability of the Fund to obtain  timely  and  accurate  information  relating  to  its  investments  is a significant  factor in complying with the  requirements  applicable to regulated investment companies in making tax-related computations.  Thus, if the Fund were unable to obtain  accurate  information on a timely basis, it might be unable to qualify as a regulated  investment  company,  or its tax  computations  might be subject to revisions  (which could result in the  imposition of taxes,  interest and penalties).

Generally,  gain  or  loss  realized  upon  the  sale or  redemption  of  shares
(including  the  exchange of shares for shares of another  fund) will be capital gain or loss if the shares are capital assets in the  shareholder's  hands,  and will be taxable to  shareholders  as long-term  capital  gains if the shares had been held for more than one year at the time of sale or redemption.  Net capital gains on shares held for less than one year will be taxable to  shareholders  as ordinary income.  Investors should be aware that any loss realized upon the sale or  redemption  of  shares  held for six  months or less  will be  treated  as a long-term  capital loss to the extent of any  distribution of long-term  capital gain to the  shareholder  with  respect to such shares.  In  addition,  any loss realized on a sale or exchange  of shares will be  disallowed  to the extent the shares  disposed of are replaced  within a period of 61 days,  beginning 30 days before and ending 30 days after the date the  shares are  disposed  of,  such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under  certain  circumstances,  the sales charge  incurred in acquiring  Class A shares of the Fund may not be taken into account in determining the gain or loss on the  disposition  of those shares.  This rule applies in  circumstances  when shares  of the Fund are  exchanged  within  90 days  after  the date  they  were purchased and new shares in a regulated  investment company are acquired without a sales  charge or at a reduced  sales  charge.  In that case,  the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares  exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge  initially.  Instead,  the portion of the sales charge  affected  by this rule  will be  treated  as an amount  paid for the new shares.

The  Fund  is  required  by  law  to  withhold  30%  of  taxable  dividends  and distributions  to  shareholders  who  do  not  furnish  their  correct  taxpayer identification  numbers,  or are  otherwise  subject to the  backup  withholding provisions of the Code.

The  Fund and  each  other  Series  of  Security  Equity  Fund  will be  treated separately in determining the amounts of income and capital gains distributions.
For this  purpose,  the Fund will  reflect  only its income  and  gains,  net of losses.

PASSIVE FOREIGN INVESTMENT COMPANIES -- The Fund may invest in stocks of foreign companies  that are  classified  under the Code as  passive  foreign  investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes  investment-type  assets or 75% or more of its gross income is investment-type  income. Under the PFIC rules, an "excess distribution"  received  with  respect to PFIC  stock is treated as having  been realized  ratably over a period  during which the Fund held the PFIC stock.  The
Fund  itself  will be  subject  to tax on the  portion,  if any,  of the  excess distribution  that is allocated to the Fund's  holding  period in prior  taxable years (an  interest  factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund  distributes  the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain  distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect  alternative  tax  treatment  with respect to PFIC stock.  Under an election that  currently may be available,  the Fund  generally would be required to include in its gross  income its share of the earnings of a
PFIC on a current basis,  regardless of whether any  distributions  are received from the PFIC. If this election is made,  the special  rules,  discussed  above, relating to the taxation of excess distributions,  would not apply. In addition, another  election  may be  available  that would  involve  marking to market the
Fund's PFIC stock at the end of each  taxable  year (and on certain  other dates prescribed in the Code),  with the result that  unrealized  gains are treated as though they were  realized.  If this election  were made,  tax at the Fund level under  the PFIC  rules  would be  eliminated,  but the Fund  could,  in  limited circumstances,  incur  nondeductible  interest charges.  The Fund's intention to qualify  annually  as a  regulated  investment  company  may  limit  the  Fund's elections with respect to PFIC stock.

Because the  application of the PFIC rules may affect,  among other things,  the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock,  as well as subject the Fund itself to tax on certain  income  from PFIC  stock,  the amount  that must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased  substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures  contracts,  and forward  contracts  in which the Fund may invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by the  Fund may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character of gains (or losses)  realized by the Fund.  In addition,  losses realized by the Fund on  positions  that are part of a straddle  may be deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements and other  financial  contracts to the Fund are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by the Fund which is taxed as ordinary income when  distributed to shareholders.

The Fund may make one or more of the  elections  available  under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions  are not entirely clear. The Fund intends to account for such transactions  in a  manner  deemed  by it to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of the Fund as a regulated investment company might be affected.

The  requirements   applicable  to  the  Fund's  qualification  as  a  regulated investment company may limit the extent to which the Fund will be able to engage
in  transactions  in  options,  futures  contracts,   forward  contracts,   swap
agreements and other financial contracts.

MARKET  DISCOUNT -- If the Fund  purchases a debt security at a price lower than the  stated  redemption  price of such debt  security,  the excess of the stated
redemption price over the purchase amount is "market discount." If the amount of market  discount  is more than a DE MINIMIS  amount,  a portion  of such  market discount  must be included as ordinary  income (not capital gain) by the Fund in each taxable  year in which the Fund owns an interest in such debt  security and receives a principal payment on it. In particular,  the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income.
In general,  the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously  taken into account) or (ii) the amount of the  principal  payment with respect to such period.  Generally,  market  discount  accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time  remaining to the debt  security's  maturity  or, at the  election of the Fund,  at a constant yield to  maturity  which  takes into  account the  semi-annual  compounding  of interest.  Gain realized on the disposition of a market discount obligation must be  recognized as ordinary  interest  income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt  securities  acquired by the Fund may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by the Fund, original issue discount that accrues on a debt security in a given year  generally  is treated for federal  income tax purposes as interest and,  therefore,  such income would be subject to the distribution  requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Fund at a discount that exceeds the original  issue  discount  on such  debt  securities,  if any.  This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE  SALES -- Recently enacted rules may affect timing and character of gain if the Fund engages in  transactions  that reduce or eliminate  its risk of loss with respect to appreciated  financial  positions.  If the Fund enters into certain transactions in property while holding substantially identical property, the Fund  would be  treated as if it had sold and  immediately  repurchased  the property  and would be taxed on any gain (but not  loss)  from the  constructive sale.  The  character  of gain from a  constructive  sale would  depend upon the
Fund's  holding period in the property.  Loss from a constructive  sale would be recognized  when the property was  subsequently  disposed of, and its  character would depend on the Fund's  holding  period and the  application of various loss deferral provisions of the Code.

FOREIGN  TAXATION -- Income  received by the Fund from sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and  distributions paid to the Fund's  shareholders.  So long as the Fund  qualifies as a regulated investment company,  certain distribution  requirements are satisfied,  and more than 50% of the  Fund's  assets at the close of the  taxable  year  consists  of securities of foreign  corporations,  the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations  in exchange  rates which occur  between the time the Fund  accrues income or other receivables or accrues expenses or other liabilities denominated in a  foreign  currency  and the  time  that  the Fund  actually  collects  such receivables or pays such  liabilities,  generally are treated as ordinary income or ordinary loss. Similarly,  on disposition of debt securities denominated in a foreign  currency  and on  disposition  of certain  futures  contracts,  forward contracts and options, gains or losses attributable to fluctuations in the value of foreign  currency between the date of acquisition of the security or contract and the date of  disposition  also are treated as ordinary  gain or loss.  These gains or losses,  referred to under the Code as  "Section  988" gains or losses, may increase or decrease  the amount of the Fund's  investment  company  taxable income to be distributed to its shareholders as ordinary income.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive  presentation  of the tax  consequences of investing in the Fund.  Distributions  may also be subject  to  additional  state,  local and foreign taxes, depending on each shareholder's  particular situation.  Depending upon  the  nature  and  extent  of the  Fund's  contacts  with a state  or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded  under  applicable  law as doing  business  in, or as having  income derived from, the  jurisdiction.  Shareholders  are advised to consult their own tax  advisers  with respect to the  particular  tax  consequences  to them of an investment in the Fund.

ORGANIZATION

The Articles of  Incorporation  of Security Equity Fund provide for the issuance of an  indefinite  number of shares of common  stock in one or more  classes  or series. Security Equity Fund has authorized capital stock of $0.25 par value and currently  issues its shares in eleven series,  Equity Fund,  Alpha  Opportunity
Fund,  Global Fund,  Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth
Fund, Enhanced Index Fund,  International Fund, Select 25 Fund, Large Cap Growth
Fund and  Technology  Fund.  The shares of each series of  Security  Equity Fund represent  a pro rata  beneficial  interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets.

The  Fund   currently   issues  three   classes  of  shares  which   participate
proportionately  based on their relative NAVs in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the  distribution of each class of shares or other expenses that the Board of
Directors may designate as class expenses from time to time, are borne solely by each class;  (ii) each class of shares has exclusive  voting rights with respect to any Distribution Plan adopted for that class;  (iii) each class has different exchange  privileges;  and (iv) each  class has a  different  designation.  When issued and paid for,  the shares  will be fully paid and  non-assessable  by the
Fund.  Shares may be exchanged as described under "How to Exchange  Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares
are   transferable,   redeemable  and  assignable  and  have  cumulative  voting privileges for the election of directors.

On certain matters, such as the election of directors,  all shares of the series of Security  Equity Fund,  Equity Fund,  Alpha  Opportunity  Fund,  Global Fund,
Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index
Fund,  International  Fund, Select 25 Fund, Large Cap Growth Fund and Technology
Fund, vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies,  only shares of that series are entitled to vote,  and a majority vote of the shares of that series is required for approval of the proposal.

Security Equity Fund does not generally hold annual meetings of shareholders and will do so only when required by law.  Shareholders  may remove  directors  from office by vote cast in person or by proxy at a meeting of  shareholders.  Such a meeting will be called at the written request of 10% of the  outstanding  shares of Security Equity Fund.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

UMB Bank,  N.A.,  928 Grand Avenue,  Kansas City,  Missouri  64106,  acts as the custodian  for the  portfolio  securities  of that portion of the Fund's  assets managed by the Investment Manager.  Security Management Company, LLC acts as the
Fund's transfer and dividend-paying agent.

Banc of America  Securities,  LLC, 9 West 57th Street, New York, New York 10019,
also acts as  custodian  for the  portfolio  securities  of that  portion of the
Fund's assets managed by Mainstream,  including  those held by foreign banks and foreign  securities  depositories  which qualify as eligible foreign  custodians under the rules adopted by the SEC.

INDEPENDENT AUDITORS

The firm of  __________,  has been  selected by the Fund's Board of Directors to serve as the Fund's independent  auditors,  and as such, will perform the annual audit of the Fund's financial statements.

PERFORMANCE INFORMATION

The  Fund  may,  from  time  to  time,   include   performance   information  in
advertisements,  sales  literature  or reports to  shareholders  or  prospective investors.  Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

Quotations  of average  annual  total  return will be  expressed in terms of the average annual  compounded  rate of return of a  hypothetical  investment in the
Fund over periods of 1, 5 and 10 years (up to the life of the Fund),  calculated pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical  $1,000  payment made at the beginning of the period).  All total return  figures will reflect the deduction of the maximum  initial sales load of
5.75%  in the  case of  quotations  of  performance  of  Class A  shares  or the applicable  contingent  deferred  sales  charge  in the  case of  quotations  of performance  of Class B and  Class C  shares  and a  proportional  share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P
                                   ------- = T
                                      P

(where P = a hypothetical  initial payment of $1,000, T = the total return,  and
ERV = the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions are reinvested when paid. The Fund may, from time to time, include quotations of aggregate total return that do not reflect  deduction of the sales load. The sales load, if reflected, would reduce the total return.

Quotations  of average  annual  total  return and  aggregate  total  return will reflect only the performance of a hypothetical investment in the Fund during the particular  time period shown.  Such  quotations for the Fund will vary based on changes  in market  conditions  and the  level of the  Fund's  expenses,  and no reported  performance  figure should be considered an indication of  performance which may be expected in the future.

The Fund may also quote after-tax  total returns and tax  efficiency.  After-tax returns show the Fund's  annualized  after-tax total returns for the time period specified.  After-tax  returns  with  redemptions  show  the  Fund's  annualized after-tax  total  return for the time period  specified  plus the tax effects of selling  your shares of the Fund at the end of the period.  To  determine  these figures,  all income,  short-term  capital  gain  distributions,  and  long-term capital  gain  distributions  are  assumed  to have  been  taxed  at the  actual historical  federal  maximum  tax rate.  Those  maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Tax Efficiency is derived by dividing  after-tax returns by pretax returns.  The highest  possible  score would be 100%,  which would apply to a Fund that had no taxable distributions.  Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax  returns depend on a shareholder's tax situation and may differ from those  advertised by the Fund.  After-tax  returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                  P(1+T)^n =ATRD

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after  taxes on  distributions),  n= number of years,  ATRD = ending value of a hypothetical  $1,000  payment  made at the  beginning  of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year  periods (or  fractional  portion), after taxes on fund distributions but not after taxes on redemption.

Quotations  of average  annual total return  (after taxes on  distributions  and redemptions) will be calculated pursuant to the following formula:

                                 P(1+T)^n =ATRDR

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after  taxes on  distributions  and  redemptions,  n= number of years,  ATRDR =
ending value of a  hypothetical  $1,000 payment made at the beginning of the 1-,
5-,  or 10- year  periods  at the end of the 1-,  5-,  or  10-year  periods  (or fractional portion), after taxes on fund distributions and redemptions.

Quotations  of yield,  tax-equivalent  yield,  average  annual  total return and aggregate  total  return will  reflect only the  performance  of a  hypothetical investment  during the particular  time period shown.  Such quotations will vary based on changes in market conditions and the level of the Fund's expenses,  and no reported performance figure should be considered an indication of performance which may be expected in the future.

PERMISSIBLE ADVERTISING INFORMATION

From  time  to  time,  the  Fund  may,  in  addition  to any  other  permissible information, include the following types of information in advertisements, sales
literature,   reports  to   shareholders   and  other  investor   communications
("advertisements"):  (1) discussions of general economic or financial principles
(such as the effects of compounding and the benefits of dollar-cost  averaging);
(2) discussions about past, current or possible  economic,  market and political trends and events;  (3)  presentations  of statistical  data to supplement  such discussions; (4) published evaluations by nationally recognized ranking services and financial or business  publications or other media including reprints of, or selections from, such publications;  (5) descriptions and updates concerning the
Fund's strategies,  and past or anticipated portfolio investments;  (6) analysis
of  their  investments  by  industry,   country,  credit  quality  and/or  other
characteristics;  (7) the general  biography or work experience of the portfolio managers  of  the  Fund  including  information  about  awards  received  by the portfolio managers,  mentions of a manager in the media, or announcements of the portfolio manager's appearance on television or radio programs, or presentations at  conferences  or trade shows;  (8)  portfolio  manager  commentary  or market updates; (9) investment philosophy and the research methodology underlying stock selection  or  the  Fund's  investment  objective;  (10)  a  discussion  of  the risk/return  continuum  relating to different  investments;  (11) discussions on general  principles of investing such as asset allocation,  diversification  and risk tolerance;  (12) testimonials describing the experience of persons who have invested in the Fund;  (13)  discussions  about  retirement  and  investing  for retirement;  (14) data  concerning the projected cost of a college  education in future  years based on current or recent costs of college and an assumed rate of increase for such costs;  (15)  information  regarding the relative  reliance in recent years on personal savings for retirement income versus reliance on Social
Security  benefits  and  company  sponsored  retirement  plans;  and (16)  other information of interest to investors.

Advertisements  also may  include  the  Fund's  performance,  goals,  risks  and expenses  compared  with (a) various  indexes so that  investors may compare the
Fund's results with those of a group of unmanaged  securities widely regarded by investors as  representative  of the  securities  markets in general;  (b) other groups of mutual funds tracked by Lipper Analytical  Services Inc.,  Morningstar or  another  independent  research  firm  which  ranks  mutual  funds by overall performance,  investment  objectives,  and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other  criteria;  (c) the Consumer  Price Index  (measure for  inflation)  to assess  the real  rate of  return  from an  investment  in the  Fund;  (d) other statistics  such as gross  national  product  or gross  domestic  product of the
United  States or other  countries  or  regions,  net import and export  figures derived from governmental publications (e.g., The Survey of Current Business) or
other  independent  parties  (e.g.,  the  Investment  Company   Institute),   to
illustrate investment attributes of the Fund or the general economic,  business, investment,  or financial  environment  in which the Fund  operates;(e)  various financial,  economic and market  statistics  developed  by brokers,  dealers and other persons to illustrate aspects of the Fund's  performance;  (f) the sectors or industries in which the Fund invests  compared to relevant indexes or surveys
(e.g.,  S&P  Industry   Surveys)  in  order  to  evaluate  the  Fund's  historic
performance  or  current or  potential  value  with  respect  to the  particular industry or sector;  (g) a hypothetical or model portfolio;  or (h) other mutual funds.  The Fund also may  discuss  and  compare  in  advertising  the  relative performance  of  various  types of  investment  instruments  including,  but not limited to, certificates of deposit,  ordinary interest savings accounts,  other forms of fixed or variable time deposits,  qualified  retirement plans,  stocks,
Treasury  securities,  and bonds, over various time periods and covering various holding periods.  Such  comparisons may compare these  investment  categories to each other or to changes in the Consumer Price Index. In addition,  the Fund may quote various  measures of volatility  and benchmark  correlation in advertising and other  materials and may compare these  measures to those of indexes,  other funds or types of investments.

The Fund's  advertisements  may also include rankings or ratings of its transfer agent,  and  of  the  investor  services  provided  by  the  transfer  agent  to shareholders  of the  Security  Funds  other than  performance  rankings  of the
Security Funds themselves. Those ratings or rankings of shareholder and investor services by third  parties may include  comparisons  of their  services to those provided  by other  mutual  fund  families  selected  by the  rating or  ranking services.  They may be based upon the opinions of the rating or ranking  service itself,  using its  research or judgment,  or based upon  surveys of  investors, brokers, shareholders or others.

The Fund, in its  advertisements,  may refer to pending legislation from time to time and the  possible  effect  of such  legislation  on  investors,  investment strategy and related  matters.  This would  include any tax  proposals and their effect on marginal tax rates and tax-equivalent yields.

From time to time,  advertisements  may include  general  information  about the services and  products  offered by the Security  Funds,  Security  Distributors,
Inc., and Security  Benefit Life  Insurance  Company and its  subsidiaries.  For example,  such  advertisements may include  statistical  information about those entities  including,  but not  limited  to, the  number of  current  shareholder accounts,  the  amount  of  assets  under  management,  sales  information,  the distribution  channels  through  which the  entities'  products  are  available, marketing  efforts  and  statements  about  this  information  by the  entities'
officers, directors and employees.

All performance information that the Fund advertises is historical in nature and is not  intended to  represent or  guarantee  future  results.  The value of the
Fund's  shares  when  redeemed  may be more or less than  their  original  cost.
Performance information may be quoted numerically or presented in a table, graph or other illustration.  The Fund's returns and share price are not guaranteed or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.

In connection with a ranking, the Fund may provide additional information,  such as the  particular  category to which it is related,  the number of funds in the category,  the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.  In assessing comparisons of performance,  you should keep in mind that the composition of the investments in the reported indexes and averages is not identical to the Fund's portfolios, the indexes and  averages are  generally  unmanaged,  and the items  included in the calculations  of the  averages  may not be  identical to the formula used by the
Fund to  calculate  its  figures.  For  example,  unmanaged  indexes  may assume
reinvestment   of  dividends  but  generally  do  not  reflect   deductions  for
administrative and management costs. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

RETIREMENT PLANS

Security  Financial  Resources,  Inc., an affiliate of the  Investment  Manager, offers  tax-qualified  retirement plans for individuals  (Individual  Retirement
Accounts,   known  as  IRAs),   several  prototype   retirement  plans  for  the
self-employed (Keogh plans),  pension and profit-sharing plans for corporations, and  custodial  account  plans  for  employees  of  public  school  systems  and organizations  meeting the  requirements  of Section  501(c)(3)  of the Internal
Revenue Code.  Actual  documents and detailed  materials about the plans will be provided upon request to the Distributor.

Purchases  of the Fund's  shares under any of these plans are made at the public
offering  price  next  determined  after   contributions  are  received  by  the
Distributor.  The Fund's  shares owned under any of the plans have full dividend and  redemption  privileges.  Depending  on the  terms of the  particular  plan, retirement benefits may be paid in a lump sum or in installment  payments over a specified period. There are possible penalties for premature  distributions from such plans.

Security Management Company,  LLC is available to act as custodian for the plans on a fee basis.  In 2003,  UMB Bank,  n.a. began serving as the custodian of the plans. For IRAs, SIMPLE IRAs, Roth IRAs,  Coverdell  Education Savings Accounts,
and Simplified  Employee Pension (SEP) plans, the service fee for such custodial services currently is: $10 for annual  maintenance of the account.  Service fees for Section 403(b) Retirement Plans are set forth in "403(b)  Retirement Plans."
Service  fees for other  types of plans will vary.  These fees will be  deducted from the plan assets. Optional supplemental services are available from Security
Financial Resources, Inc. for additional charges.

Retirement  investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Fund be considered by  the  investors  for  such  plans.  A  brief  description  of  the  available tax-qualified  retirement  plans  is  provided  below.  However  the  tax  rules applicable to such  qualified  plans vary  according to the type of plan and the terms and  conditions  of the plan  itself.  Therefore,  no  attempt  is made to provide  more than  general  information  about the various  types of  qualified plans.

Investors  are  urged to  consult  their  own  attorneys  or tax  advisers  when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual  Retirement  Account  Custodial  Agreements  are available to provide investment  in  shares  of the Fund or other  funds in the  Security  Group.  An individual  may  initiate  an IRA  through  the  Underwriter  by  executing  the custodial  agreement and making a minimum initial investment of at least $100. A
$10 annual fee is charged for maintaining the account.

An individual  may make a contribution  to a traditional  IRA each year of up to the lesser of 100% of earned  income  under  current  tax law or the  applicable dollar amount as shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                              2002-2004          $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

The  IRAs  described  in  this  paragraph  are  called   "traditional  IRAs"  to
distinguish them from the "Roth IRAs," which are described  below.  Spousal IRAs allow an  individual  and his or her spouse to  contribute  up to the maximum to each of their  respective  IRAs (up to 100% of joint earned income) so long as a joint tax return is filed. The maximum amount the higher  compensated spouse may contribute  for the year is the  lesser of the  applicable  sum set forth in the table  above  or 100% of that  spouse's  compensation.  The  maximum  the  lower compensated  spouse may  contribute is the lesser of (i) the  applicable sum set forth in the table  above or (ii) 100% of that  spouse's  compensation  plus the amount by which the higher compensated spouse's  compensation exceeds the amount the higher  compensated  spouse contributes to his or her IRA. If you are age 50 or over, you may make an additional  catch up contribution  to your  traditional
IRA of $500  during the tax years of  2002-2005,  or $1,000 for tax year 2006 or any tax year thereafter.

Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions  to an IRA is the  lesser of the  applicable  sum set forth in the table above or the  taxpayer's  compensation  for the year.  If the  taxpayer is
covered  by  an   employer-sponsored   retirement   plan,   the  amount  of  IRA
contributions  the  taxpayer  may deduct in a year may be reduced or  eliminated based on the  taxpayer's  adjusted gross income for the year. The adjusted gross income  level at  which a  single  taxpayer's  deduction  for 2002 is  affected,
$34,000,  will  increase  annually  until the year 2005 as follows:  $40,000 for
2003,  $45,000 for 2004 and $50,000 for 2005 and thereafter.  The adjusted gross income level at which the  deduction  for 2002 for a married  taxpayer (who does not file a separate return) is affected,  $54,000,  will increase annually until the year 2007 as follows:  $60,000 for 2003, $65,000 for 2004, $70,000 for 2005,
$75,000  for  2006 and  $80,000  for 2007 and  thereafter.  If the  taxpayer  is married,  files a separate tax return, and is covered by a qualified  retirement plan,  the  taxpayer  may not make a  deductible  contribution  to an IRA if the taxpayer's  income  exceeds  $10,000.  If  the  taxpayer  is not  covered  by an employer-sponsored retirement plan, but the taxpayer's spouse is, the amount the taxpayer may deduct for IRA  contributions  will be phased out if the taxpayer's adjusted gross income is between $150,000 and $160,000.

Contributions must be made in cash no later than April 15 following the close of the tax year.  No annual  contribution  is  permitted  for the year in which the investor reaches age 70 1/2 or any year thereafter.

In addition to annual  contributions,  total  distributions  and certain partial distributions from certain  employer-sponsored  retirement plans may be eligible to be reinvested  into a traditional  IRA if the  reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

Section 408A of the Code permits  eligible  individuals to establish a Roth IRA.
Contributions  to a Roth  IRA are not  deductible,  but  withdrawals  that  meet certain  requirements  are not subject to federal income tax. The maximum annual contribution  amount  is equal to the  lesser  of 100% of  earned  income or the applicable dollar amount shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                              2002-2004          $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

However,  your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently  $150,000 for a married  couple  filing a joint return and $95,000 for a single  taxpayer).  The maximum amount you may  contribute  will also be reduced by any amounts that you contribute  to a  traditional  IRA.  If you are age 50 or over,  you may make an additional  catch up  contribution to your Roth IRA of $500 during the tax years of 2002-2005 or $1,000 if it is during the 2006 tax year or any year thereafter.
In general, Roth IRAs are subject to certain required distribution requirements.
Unlike  a  traditional  IRA,  Roth  IRAs are not  subject  to  minimum  required distribution rules during the owner's lifetime.  Generally,  however, the amount remaining in a Roth IRA must be  distributed  by the end of the fifth year after the death of the owner.

The owner of a traditional  IRA may convert the  traditional IRA into a Roth IRA under certain  circumstances.  The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted  traditional IRA to federal income tax.
If a  traditional  IRA is  converted  to a Roth IRA,  the taxable  amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion.

COVERDELL EDUCATION SAVINGS ACCOUNTS

Section 530 of the Code permits  eligible  individuals  to establish a Coverdell
Education  Savings  Account  on  behalf  of a  beneficiary.  Contributions  to a
Coverdell   Education   Savings  Account  are  not  deductible,   but  qualified
distributions  to the  beneficiary  are not subject to federal  income tax.  The maximum annual  contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000,  or if the individual  is  married  and the couple has a  combined  adjusted  gross  income between $190,000 and $220,000.  Coverdell Education Savings Accounts are subject to certain required distribution  requirements.  Generally, the amount remaining in a Coverdell  Education  Savings  Account must be  distributed  within 30 days after the beneficiary's  30th birthday or rolled into a new Coverdell  Education
Savings Account for another eligible beneficiary.

SIMPLE IRAS

In general,  a SIMPLE plan may be established by any employer,  including a sole proprietorship or corporation with 100 or fewer employees,  and must be the only retirement  plan  maintained by the  employer.  Under a SIMPLE plan using SIMPLE
IRAs,  a SIMPLE IRA is created for each  eligible  employee  which,  in general, includes all employees who received at least $5,000 in  compensation  during any two years preceding the year for which  eligibility is being  determined  (i.e., the current year) and is reasonably  expected to earn at least $5,000 during the current year. As with  SEP-IRAs,  SIMPLE IRAs are  individual  accounts owned by each eligible employee. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA.

The  Investment  Manager makes  available  SIMPLE IRAs to provide  investment in shares of the Fund.  Contributions  to a SIMPLE  IRA will  include  both  salary deferral contributions and employer contributions. Contributions must be made in cash and cannot exceed the maximum  amount  allowed  under the Internal  Revenue
Code.  On a  pre-tax  basis,  compensation  (through  salary  deferrals)  may be contributed to a SIMPLE IRA. Elective deferrals are based on a stated percentage of the employee's compensation,  and are limited to the applicable dollar amount per year as shown in the table below.

                    =======================================
                         TAX YEAR           DEFERRED AMOUNT
                    ---------------------------------------
                           2003                 $ 8,000
                           2004                 $ 9,000
                    2005 and thereafter         $10,000
                    =======================================

The $10,000  limit will be adjusted  for  inflation in $500  increments  for tax years  beginning  after the 2005 tax year.  If you are age 50 or over,  catch up contributions  can be made to your  SIMPLE  IRA in an amount up to the lesser of
(i)  your  compensation  for  the tax  year,  reduced  by all of  your  elective deferrals that were made to other plans, or (ii) the applicable dollar amount as shown in the table below:

                    ========================================
                                            ADDITIONAL CATCH
                         TAX YEAR              UP AMOUNT
                    ----------------------------------------
                           2003                  $1,000
                           2004                  $1,500
                           2005                  $2,000
                    2006 and thereafter          $2,500
                    ========================================

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. Catch-up  contributions are only available to individuals  for whom no other elective  deferrals may otherwise be made for the year because of a limit imposed by law or the plan.  In addition,  employers are required to make either (1) a dollar-for-dollar  matching  contribution or (2) a nonelective  contribution to each  participant's  account each year. In general, matching  contributions  must equal up to 3% of compensation,  but under certain circumstances,  employers may make lower matching contributions.  Instead of the match, employers may make a nonelective contribution equal to 2% of compensation
(compensation  for  purposes  of any  nonelective  contribution  is  limited  to
$200,000, as indexed).

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing  plans meeting the requirements of
Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS

Employees of public  school  systems and  tax-exempt  organizations  meeting the requirements of Internal  Revenue Code Section  501(c)(3) may purchase shares of the Fund or of other funds in the Security Group,  which funds currently include
Security  Global Fund,  Security Social  Awareness Fund,  Security Mid Cap Value
Fund,  Security Small Cap Growth Fund,  Security  Enhanced Index Fund,  Security
International  Fund,  Security  Select 25 Fund,  Security Large Cap Growth Fund,
Security  Technology Fund,  Security Equity Fund,  Security Mid Cap Growth Fund,
Security Large Cap Value Fund,  Capital  Preservation  Fund,  Diversified Income
Fund and High Yield Fund, under a Section 403(b) Plan. Class A shares may not be available to custodial  accounts of the  Investment  Manager  opened on or after
June 5, 2000.  The  minimum  initial or  subsequent  investment  in a  custodial account under a Section 403(b) Plan is $50. An annual  administration fee of $25 is required for each custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Section 403(b) Plans are subject to numerous restrictions on the amount that may be  contributed,  the persons who are  eligible  to  participate,  the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS

A prototype SEP is available for corporations,  partnerships or sole proprietors desiring  to  adopt  such a plan for  purchases  of IRAs  for  their  employees.
Employers  establishing  a SEP may  contribute a maximum of $40,000 a year to an
IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

The audited  financial  statement of the Fund are not yet  available as the Fund did not begin operations until [ ] 2003.

                                   APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. --

Aaa. Bonds which are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edge."  Interest  payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and principal  security  appear  adequate  for the present,  but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B. Bonds  which are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION --

AAA. Bonds rated AAA have the highest rating  assigned by Standard & Poor's to a debt  obligation.  Capacity to pay  interest  and repay  principal  is extremely strong.

AA.  Bonds  rated AA have a very  strong  capacity  to pay  interest  and  repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong  capacity  to pay  interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  they  normally  exhibit  adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  CC.  Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as predominately  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of  speculation  and CC the highest degree of  speculation.  While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in  default  and  payment of  interest  and/or  repayment  of principal is in arrears.

                              SECURITY EQUITY FUND

                                    FORM N-1A

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)  Articles of Incorporation(8)
(b)  Bylaws(2)
(c)  Specimen copy of share certificates for Fund's shares of capital stock(4)
(d)  (1)  Investment Management and Services Agreement
     (2)  Sub-Advisory Contract - Oppenheimer(1)
     (3)  Sub-Advisory Contract - RS Investment(8)
     (4)  Sub-Advisory Contract - Deutsche Asset Management, Inc.(7)
     (5)  Sub-Advisory Contract - Wellington(3)
     (6)  Sub-Advisory Contract - Templeton(8)
     (7)  Sub-Advisory Contract - Mainstream Investment Advisers, LLC
(e)  (1)  Distribution Agreement(10)
     (2)  Class B Distribution Agreement(8)
     (3)  Class C Distribution Agreement(8)
     (4)  Underwriter-Dealer Agreement(5)
(f)  Not applicable
(g)  (1)  Custodian Agreement - UMB Bank(9)
     (2)  Custodian Agreement - State Street(10)
     (3)  Custodian Agreement - Banc of America(11)
(h)  Not applicable
(i)  Legal Opinion(7)
(j)  Consent of Independent Auditors(10)
(k)  Not applicable
(l)  Not applicable
(m)  (1)  Class A Distribution Plan(10)
     (2)  Class B Distribution Plan(8)
     (3)  Class C Distribution Plan(8)
     (4)  Brokerage Enhancement Plan(8)
     (5)  Form of Shareholder Service Agreement(6)
(n)  Multiple Class Plan(8)
(o)  RESERVED
(p)  Code of Ethics
     (1)  Security Funds, Security Management Company, LLC ("SMC"), and Security
          Distributors, Inc.(5)
     (2)  Sub-Adviser Code of Ethics - Oppenheimer(8)
     (3)  Sub-Adviser Code of Ethics - RS Investment(8)
     (4)  Sub-Adviser Code of Ethics - Deutsche Asset Management, Inc.(8)
     (5)  Sub-Adviser Code of Ethics - Wellington(5)
     (6)  Sub-Adviser Code of Ethics - Templeton(8)
     (7)  Sub-Adviser Code of Ethics - Mainstream Investment Advisers, LLC
(q)  Power of Attorneys(5)

 (1)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's  Post-Effective  Amendment No. 83 to  Registration  Statement
      2-19458 (filed November 13, 1998).

 (2)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's  Post-Effective  Amendment No. 86 to  Registration  Statement
      2-19458 (filed November 29, 1999).

 (3)  Incorporated  herein by reference  to the  Exhibits  filed with SBL Fund's
      Post-Effective  Amendment No. 41 to Registration  Statement 2-59353 (filed
      May 1, 2000).

 (4)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's  Post-Effective  Amendment No. 89 to  Registration  Statement
      2-19458 (filed May 1, 2000).

 (5)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's  Post-Effective  Amendment No. 90 to  Registration  Statement
      2-19458 (filed November 20, 2000).

 (6)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Income Fund's  Post-Effective  Amendment No. 71 to Registration  Statement
      2-38414 (filed January 11, 2002).

 (7)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's  Post-Effective  Amendment No. 92 to  Registration  Statement
      2-19458 (filed January 15, 2002).

 (8)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's  Post-Effective  Amendment No. 93 to  Registration  Statement
      2-19458 (filed November 15, 2002).

 (9)  Incorporated  herein by  reference  to the  Exhibits  filed with  Security
      Income Fund's  Post-Effective  Amendment No. 73 to Registration  Statement
      2-38414 (filed January 10, 2003).

(10)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's  Post-Effective  Amendment No. 94 to  Registration  Statement
      2-19458 (filed January 14, 2003).

(11)  Incorporated  herein  by  reference  to  Exhibits  filed  with SBL  Fund's
      Post-Effective  Amendment No. 45 to  Registration  Statement  No.  2-59353
      (filed February 14, 2003).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

Not applicable.

ITEM 25.  INDEMNIFICATION

A policy of insurance covering Security Management  Company,  LLC, its affiliate
Security  Distributors,  Inc.,  and all of the registered  investment  companies advised by Security Management Company,  LLC insures the Registrant's  directors and officers  against  liability  arising by reason of an alleged breach of duty caused by any negligent act, error or accidental  omission in the scope of their duties.

Article Tenth of  Registrant's  Articles of  Incorporation  provides in relevant part as follows:

"(5)  Each director and officer (and his heirs,  executors  and  administrators)
      shall be  indemnified  by the  Corporation  against  reasonable  costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party  by  reason  of his  being  or  having  been a
      Director or officer of the Corporation,  except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance,  bad faith,  gross  negligence  or reckless  disregard of the duties  involved  in the  conduct  of his  office.  In the  absence  of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross  negligence  or  reckless  disregard  of the duties  involved in the conduct of his office, or in the event of a settlement,  each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation  against payment made,  including  reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion  of  independent  counsel  that the  Director  or  officer  has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless  disregard  of the duties  involved in the conduct of his office.
      The indemnity  provided  herein  shall,  in the event of settlement of any such  action,  suit or  proceeding,  not  exceed  the costs  and  expenses
      (including  attorneys'  fees) which would reasonably have been incurred if such action,  suit or proceeding had been litigated to a final conclusion.
      Such a determination by independent  counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder  from challenging such  indemnification  by appropriate  legal proceeding on the grounds  that the  officer  or  Director  was  liable  because  of willful misfeasance,  bad faith,  gross  negligence  or reckless  disregard of the duties  involved in the conduct of his office.  The  foregoing  rights and indemnification  shall not be  exclusive  of any other rights to which the officers and Directors may be entitled according to law."

Article Sixteenth of Registrant's Articles of Incorporation, as amended December
10, 1987, provides as follows:

"A  director  shall  not  be  personally  liable  to the  corporation  or to its stockholders  for monetary  damages for breach of fiduciary  duty as a director, provided  that this  sentence  shall not  eliminate nor limit the liability of a director:

A.  for any breach of his or her duty of loyalty  to the  corporation  or to its stockholders;

B.  for  acts or  omissions  not in good  faith  or  which  involve  intentional misconduct or a knowing violation of law;

C.  for an unlawful dividend,  stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D.  for any  transaction  from which the director  derived an improper  personal benefit."

Item  Thirty of  Registrant's  Bylaws,  dated  February  3, 1995,  provides,  in relevant part, as follows:

"Each person who is or was a Director or officer of the Corporation or is or was serving at the  request of the  Corporation  as a Director or officer of another corporation (including the heirs,  executors,  administrators and estate of such person) shall be indemnified  by the  Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter  amended,  against any liability,  judgment,  fine,  amount paid in settlement,  cost and expense (including attorneys' fees) asserted or threatened against and  incurred  by such  person in his/her  capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification  provided by this bylaw  provision shall not be exclusive of any other rights to which those  indemnified  may be entitled  under the Articles of
Incorporation,   under  any  other  bylaw  or  under  any  agreement,   vote  of
stockholders or disinterested directors or otherwise, and shall not limit in any way any right  which  the  Corporation  may have to make  different  or  further indemnification  with  respect  to the same or  different  persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage,  liability or expense  suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other  corporation which (s)he  serves as a Director or officer at the request of the  Corporation, if such  person  (a)  exercised  the same  degree of care and skill as a prudent person would have exercised  under the  circumstances  in the conduct of his/her own affairs,  or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the
Corporation, or of such other corporation, which (s)he had no reasonable grounds to disbelieve.

In the event any  provision  of this  section  30 shall be in  violation  of the
Investment  Company  Act of 1940,  as amended,  or of the rules and  regulations promulgated  thereunder,  such  provisions  shall be void to the  extent of such violations."

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the
Registrant pursuant to the foregoing  provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnification  is against  public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or  controlling  person of the Registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

Information  as to the  directors  and  officers of the Adviser,  together  with information as to any other  business,  profession,  vocation or employment of a substantial  nature  engaged in by the  directors and officers of the Adviser in the last two years,  is  included  in its  application  for  registration  as an investment  adviser on Form ADV (File No.  801-8008)  filed under the Investment
Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-advisers,  together with information as to any other  business,  profession,  vocation or employment of a substantial  nature engaged in by the directors and officers of the sub-advisers in the last two years,  are included in their  application  for  registration as
investment  advisers  on  Forms  ADV  for  OppenheimerFunds,   Inc.,  (File  No.
801-8253); RS Investment Management,  L.P. (File No. 801-44125);  Deutsche Asset
Management,  Inc.  (formerly,  Morgan  Grenfell,  Inc.)  (File  No.  801-27291);
Templeton  Investment Counsel, LLC (File No. 801-15125);  Wellington  Management
LLP (File No. 801-15908); Northern Trust Investments, Inc. (File No. 801-33358);
and Mainstream Investment Advisers, LLC (File No. 801-54799).

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Security Mid Cap Growth Fund
     Security Income Fund
     Security Large Cap Value Fund
     Security Municipal Bond Fund
     SBL Fund
     Variflex Separate Account
     SBL Variable Life Insurance Account (Varilife)
     SBL Variable Annuity Account VIII
     SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
     SBL Variable Annuity Account XIV
     FSBL Variable Annuity Account A (AdvisorDesigns Variable Annuity)

(b)         (1)                       (2)                             (3)
     NAME AND PRINCIPAL       POSITION AND OFFICES            POSITION AND OFFICES
     BUSINESS ADDRESS*          WITH UNDERWRITER                 WITH REGISTRANT
     ------------------       --------------------            ------------------
     Gregory J. Garvin        President and Director          None
     James R. Schmank         Director                        President and Director
     Amy J. Lee               Secretary                       Secretary
     Tamara L. Brownfield     Treasurer                       None
     Brenda M. Harwood        Vice-President and Director     Treasurer
     Frank Memmo              Director                        None
     Richard J. Wells         Director                        None

     *One Security Benefit Place, Topeka, Kansas 66636-0001

(c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section
31(a) of the 1940 Act and the rules  promulgated  thereunder  are  maintained by
Security Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas
66636-0001;  Lexington Management  Corporation,  Park 80 West, Plaza Two, Saddle
Brook, New Jersey 07663; Meridian Investment Management Corporation,  12835 East
Arapahoe Road, Tower II, 7th Floor, Englewood,  Colorado,  80112; Strong Capital
Management,  Inc., 100 Heritage  Reserve,  Menomonee  Falls,  Wisconsin,  53051;
Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San
Mateo, California 94404;  OppenheimerFunds,  Inc., 498 Seventh Avenue, New York,
New York 10018;  Wellington  Management Company,  LLP, 75 State Street,  Boston,
Massachusetts 02109; Deutsche Asset Management, Inc., 345 Park Avenue, New York,
New York 10154;  Northern Trust  Investments,  Inc. ("NTI"),  50 LaSalle Street,
Chicago, Illinois 60675; RS Investment Management,  L.P., 388 Market Street, San
Francisco,  California 94111; and Mainstream Investment Advisers,  LLC, 101 West
Spring Street,  Suite 401, New Albany,  Indiana 47150.  Records  relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand
Avenue,  Kansas City,  Missouri  64106;  Chase Manhattan Bank, 4 Chase MetroTech
Center,  Brooklyn,  New York 11245;  State  Street Bank and Trust  Company,  801
Pennsylvania,  Kansas City, Missouri 64105; and Banc of America Securities, LLC,
9 West 57th Street, New York, New York 10019.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Registration  Statement to be signed on its behalf by the undersigned,  duly authorized,  in the City of
Topeka, and State of Kansas on the 9th day of June, 2003.

John D. Cleland                            SECURITY EQUITY FUND
Chairman of the Board and Director         (The Fund)

James R. Schmank                       By:           JAMES R. SCHMANK
President and Director                     -------------------------------------
                                           James R. Schmank, President and as
Donald A. Chubb, Jr.                       Attorney-In-Fact for the Officers and
Director                                   Directors Whose Names Appear Opposite

Penny A. Lumpkin                                     BRENDA M. HARWOOD
Director                                   -------------------------------------
                                           Brenda M. Harwood, Treasurer
Mark L. Morris, Jr.                        (Principal Financial Officer)
Director

Maynard Oliverius
Director